As filed with the Securities and Exchange Commission on April 30, 2019

File Nos. 333-165034

811-22392

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER	☒
THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 21	☒

And

REGISTRATION STATEMENT

UNDER	☒
THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 22

COHEN & STEERS PREFERRED SECURITIES AND

INCOME FUND, INC.

(Exact Name Of Registrant As Specified In Charter)

280 Park Avenue, New York, NY 10017

(Address Of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (212) 832-3232

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name And Address Of Agent Of Service Of Process)

With copies to:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Cohen & Steers Preferred Securities and Income Fund, Inc.

CLASS A (CPXAX), CLASS C (CPXCX), CLASS F (CPXFX), CLASS I (CPXIX),
CLASS R (CPRRX) AND CLASS Z (CPXZX) SHARES

280 PARK AVENUE
NEW YORK, NEW YORK 10017
PROSPECTUS
Advisor
Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, New York 10017
Telephone: (212) 832-3232
Transfer Agent
DST Asset Manager Solutions, Inc.
P.O. Box 219953
Kansas City, MO 64121-9953
Telephone: (800) 437-9912
MAY 1, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE FUND’S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO INDICATES OTHERWISE IS COMMITTING A CRIME.

Cohen & Steers Preferred Securities and Income Fund, Inc.

Summary Section

Investment Objective
The investment objective of Cohen & Steers Preferred Securities and Income Fund, Inc. (the “Fund”) is to seek total return (high current income and capital appreciation).

Fund Fees and Expenses
This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. More information about these and other discounts is available from your financial intermediary and in “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You” in the Fund’s prospectus (the “Prospectus”), in the Appendix to this Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries” (the “Appendix”), and “Reducing the Initial Sales Charge on Class A Shares” in the Fund’s Statement of Additional Information (the “SAI”). If you purchase Class F or Class Z shares through a financial intermediary acting solely as an agent on behalf of its customers, that financial intermediary may charge you a commission. Such commissions, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.
	Class A	Class C	Class F	Class I	Class R	Class Z
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed On Purchases (as % of offering price)	3.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00% (1)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	0.50%	None
Other Expenses	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Shareholder Service Fee	0.10%	0.25%	None	0.06% (3)	None	None
Total Other Expenses	0.21%	0.36%	0.11%	0.17%	0.11%	0.11%
Total Annual Fund Operating Expenses(4)	1.16%	1.81%	0.81%	0.87%	1.31%	0.81%
Fee Waiver/Expense Reimbursement(4)	0.00%	0.00%	0.00%	(0.01)%	0.00%	0.00%
Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)(4)	1.16%	1.81%	0.81% (5)	0.86%	1.31%	0.81%

(1)	For Class C shares, the maximum deferred sales charge does not apply after one year.
(2)	The Fund may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. “Acquired Fund Fees and Expenses” in the table is an estimate of those expenses. The estimate for the fiscal year ended December 31, 2018 is based upon the average allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) as disclosed in each Acquired Funds’ most recent prospectus. Actual Acquired Fund Fees and Expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the fees and expenses of the Acquired Funds. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.
(3)	The maximum shareholder service fee for Class I shares is 0.10%.
(4)	Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”), has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2020, so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund's Board of Directors and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.
(5)	The total annual fund operating expenses for Class F shares are estimated.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2020 (through June 30, 2020, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$489	$730	$989	$1,731
Class C Shares
Assuming redemption at the end of the period	$284	$569	$980	$2,127
Assuming no redemption at the end of the period	$184	$569	$980	$2,127
Class F Shares	$ 83	$259	$450	$1,002
Class I Shares	$ 88	$276	$481	$1,071
Class R Shares	$133	$415	$718	$1,579
Class Z Shares	$ 83	$259	$450	$1,002
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies
The Fund pursues its objective primarily by investing in issues of preferred and debt securities believed to be undervalued relative to credit quality and other investment characteristics. In making this determination, the Advisor evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Advisor considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. In evaluating relative value, the Advisor also takes into account call, conversion and other structural security features, in addition to such factors as the likely directions of credit ratings and relative value versus other income security classes.
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of preferred and debt securities issued by U.S. and non-U.S. companies, including traditional preferred securities; hybrid preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating rate preferred securities; corporate debt securities; convertible securities; contingent capital securities (“CoCos”); and securities of other open-end, closed-end or exchange-traded funds (“ETFs”) that invest primarily in preferred and/or debt securities as described herein. To the extent the Fund invests in securities of other open-end, closed-end or ETFs, the Fund will consider the investments of these funds, to the extent known by the Fund, in determining compliance with this policy. The Fund may also invest in certain restricted securities including securities that are only eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) (referred to as Rule 144A Securities) and securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission (the “SEC”) pursuant to Regulation S under the Securities Act.
The Fund also will invest at least 25% of its net assets in the financials sector, which is comprised of the bank, diversified financials, real estate (including real estate investment trusts (“REITs”)) and insurance industries. From time to time, the Fund may have 25% or more of its net assets invested in any one of these industries. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Advisor retains broad discretion to allocate the Fund’s investments across various sectors and industries.
The Fund may invest without limit in securities of non-U.S. companies, which may be non-U.S. dollar denominated, including up to 15% of the Fund’s net assets in securities issued by companies domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries.
The Fund may invest in preferred and debt securities of any maturity or credit rating, including investment grade securities, below investment grade securities and unrated securities. Although not required to do so, the Fund will generally seek to maintain a minimum weighted average senior debt rating of companies in which it invests of BBB-, which the Fund considers to be investment grade. Although a company’s senior debt rating may be BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating than BBB-. If the Fund cannot access a company’s average senior debt rating, the Fund may look to the rating of the underlying security issued by such company. Below investment grade securities are also known as “high yield” or “junk” securities and are regarded as having more speculative characteristics with respect to the payment of interest and repayment of principal. The maturities of debt securities in which the Fund will invest generally will be longer-term (ten years or more); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term debt securities.
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The Fund is authorized to purchase, sell or enter into any derivative contract or option on a derivative contract, transaction or instrument, without limitation, including various interest rate transactions such as swaps, caps, floors or collars, and foreign currency transactions such as foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. The Fund’s primary use of derivative contracts will be to enter into interest rate and currency hedging transactions in order to reduce the interest rate and foreign currency risk inherent in the Fund’s investments.

Principal Risks of Investing in the Fund
Investment Risk
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk
Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Preferred Securities Risk
There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; and special redemption rights.
Debt Securities Risk
Debt securities generally present various risks, including many of the risks described above under “Preferred Securities Risk.” These include interest rate risk, credit risk, call risk, prepayment and extension risk, convertible securities risk, and liquidity risk.
Below Investment Grade Securities Risk
Below investment grade securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Concentration Risk
Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.  In addition, the Fund will also be subject to the
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risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries.  To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries.  These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.
Liquidity Risk
Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Foreign (Non-U.S.) and Emerging Market Securities Risk
Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding or other taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and in some countries, less mature governments and governmental institutions. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future. The economies of many emerging market countries may be heavily dependent on international trade and have thus been, and may continue to be, adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade.
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Foreign Currency Risk
Although the Fund will report its net asset value (“NAV”) and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.
Contingent Capital Securities Risk
CoCos, sometimes referred to as contingent convertible securities, are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example, an automatic write-down of principal or a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. If a CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances, such as an adverse event, the Fund could experience a reduced income rate, potentially to zero, as a result of the issuer’s common stock not paying a dividend. In addition, a conversion event would likely be the result of or related to the deterioration of the issuer’s financial condition (e.g., such as a decrease in the issuer’s capital ratio) and status as a going concern, so the market price of the issuer’s common stock received by the Fund may have declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common stock would be subordinate to the issuer’s other security classes and therefore worsen the Fund’s standing in a bankruptcy proceeding. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment grade securities. See “Below Investment Grade Securities Risk” above.
Derivatives and Hedging Transactions Risk
The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, over-the-counter (“OTC”) trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.
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The U.S. government has enacted legislation that provides for new regulation of the derivatives market. The European Union (and some other countries) are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these regulations are new and evolving (and some of the rules are not yet final), their impact remains unclear. These regulations have the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.
Rule 144A Securities Risk
Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers. Institutional markets for Rule 144A Securities that exist or may develop may provide both readily ascertainable values for such securities and the ability to promptly sell such securities. However, if there are an insufficient number of qualified institutional buyers interested in purchasing Rule 144A Securities held by the Fund, the Fund will be subject to liquidity risk and thus may not be able to sell the Rule 144A Securities at a desirable time or price.
Regulation S Securities Risk
Regulation S securities are offered through private offerings without registration with the SEC pursuant to Regulation S of the Securities Act. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Because Regulation S securities are generally less liquid than registered securities, the Fund may take longer to liquidate these positions than publicly traded securities or may not be able to sell them at the price desired. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded or otherwise offered in the United States. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in losses to the Fund.
Geopolitical Risk
Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
On March 29, 2017, the United Kingdom (“UK”) formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU (referred to as “Brexit”). Brexit has resulted in volatility in European and global markets and could have
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negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react, and as this process unfolds markets may be further disrupted, Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.
Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
LIBOR Risk
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.
Regulatory Risk
The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The Securities and Exchange Commission's (“SEC”) final rules and amendments that modernize reporting and disclosure and to implement a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
Cyber Security Risk
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Advisor) may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website,
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releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.
Each of the Fund and the Advisor may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.
Large Shareholder Risk
The Fund may have one or more large shareholders or a group of shareholders investing in classes of Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.
Other Investment Companies Risk
To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment funds’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment funds. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification. In addition, restrictions under the Investment Company Act of 1940 (“1940 Act”) may limit the Fund’s ability to invest in other investment companies to the extent desired.
Active Management Risk
As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table
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shows how the Fund’s average annual returns compare with the performance of a selected broad-based market index, the S&P 500 Index, over various time periods. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of U.S. stock market performance. In addition to the broad-based market index, the table shows performance of the ICE BofAML Fixed-Rate Preferred Securities Index and a linked blended benchmark consisting of the ICE BofAML Fixed-Rate Preferred Securities Index and the ICE BofAML U.S. Capital Securities Index through December 31, 2016 and, thereafter, the ICE BofAML US IG Institutional Capital Securities Index, the ICE BofAML Core Fixed-Rate Preferred Securities Index, and the Bloomberg Barclays Developed Market USD Contingent Capital Index. The ICE BofAML Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The ICE BofAML U.S. Capital Securities Index is a subset of the ICE BofAML U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofAML US IG Institutional Capital Securities Index is a subset of the ICE BofAML US Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofAML Core Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1,000 par securities. The Bloomberg Barclays Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers.The Advisor believes that these indexes, as compared to the broad-based market index, are comprised of securities that are more representative of the Fund’s investment strategy.  Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance information, including the Fund’s NAV per share, is available at www.cohenandsteers.com or by calling (800) 330-7348.
The bar chart does not reflect the deduction of sales charges imposed on Class A shares; if these amounts were reflected, returns would be less than those shown. Absent any applicable fee waivers and/or expense limitation, performance would have been lower.
Class A Shares
Annual Total Returns(1)
Highest quarterly return during this period:    10.47% (quarter ended September 30, 2010)
Lowest quarterly return during this period:    -5.27% (quarter ended September 30, 2011)

(1) The annual total returns for Class C, F, I, R and Z shares of the Fund are substantially similar to the annual total returns of Class A
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shares because the assets of all classes are invested in the same portfolio of securities. The annual total returns differ only to the extent that the classes do not have the same expenses.
Average Annual Total Returns
(for the periods ended December 31, 2018)
	1 Year	5 Years	Since Inception (May 3, 2010)
Class A Shares
Return Before Taxes	(8.53)%	4.56%	6.78%
Return After Taxes on Distributions	(9.75)%	3.08%	5.17%
Return After Taxes on Distributions and Sale of Fund Shares	(4.33)%	3.31%	5.02%
Class C Shares
Return Before Taxes	(6.48)%	4.69%	6.55%
Class F Shares
Return Before Taxes	(4.62)%	N/A (1)	1.06% (1)
Class I Shares
Return Before Taxes	(4.66)%	5.72%	7.61%
Class R Shares
Return Before Taxes	(5.03)%	N/A (2)	3.89% (2)
Class Z Shares
Return Before Taxes	(4.55)%	N/A (2)	4.41% (2)
ICE BofAML Fixed-Rate Preferred Securities Index (reflects no deduction for fees, expenses or taxes)	(4.34)%	6.09%	5.95%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)(3)	(4.19)%	5.13%	6.04%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.50%	11.16%

(1)	The inception date for Class F shares is April 3, 2017.
(2)	The inception date for Class R and Class Z shares is October 1, 2014.
(3)	Blended benchmark consists of 50% ICE BofAML Capital Securities Index and 50% ICE BofAML Fixed-Rate Preferred Securities Index through December 31, 2016. Thereafter, it consists of 60% ICE BofAML US IG Institutional Capital Securities Index, 30% ICE BofAML Core Fixed-Rate Preferred Securities Index, and 10% Bloomberg Barclays Developed Market USD Contingent Capital Index. On September 11, 2018, the Fund’s Board of Directors approved a change to the Fund’s blended benchmark from 60% ICE BofAML US IG Institutional Capital Securities Index, 30% ICE BofAML Core Fixed-Rate Preferred Securities Index, and 10% Bloomberg Barclays Developed Market USD Contingent Capital Index to 60% ICE BofAML US IG Institutional Capital Securities Index, 20% ICE BofAML Core Fixed-Rate Preferred Securities Index, and 20% Bloomberg Barclays Developed Market USD Contingent Capital Index, effective January 1, 2019.
After-tax returns are shown for Class A shares only. After-tax returns for Class C, F, I, R, and Z shares will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Investment Management
Advisor
Cohen & Steers Capital Management, Inc.
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Portfolio Managers
The Fund's portfolio managers are:
William F. Scapell—Executive Vice President of the Advisor. Mr. Scapell has been a portfolio manager of the Fund since inception.
Elaine Zaharis-Nikas—Senior Vice President of the Advisor.  Ms. Zaharis-Nikas has been a portfolio manager of the Fund since 2015.

Purchase and Sale of Fund Shares
	Class A and C Shares	Class I Shares	Class F, R and Z Shares
Minimum Initial Investment	• No minimum	• $100,000 (aggregate for registered advisors)	• No minimum
Minimum Subsequent Investment	• No minimum • $100 for Automatic Investment Plans	• No minimum • $500 for Automatic Investment Plans	• No minimum • $50 for Automatic Investment Plans
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business, by written request, wire transfer (call (800) 437-9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities, LLC, the Fund’s distributor (the “Distributor”). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund.
Please mail the signed Subscription Agreement to:
DST Asset Manager Solutions, Inc.
Cohen & Steers Funds
P.O. Box 219953
Kansas City, MO 64121-9953
Phone: (800) 437-9912

Tax Information
The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund
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over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Investment Objective, Principal Investment Strategies and Related Risks

Objective
The investment objective of the Fund is to seek total return. In pursuing its investment objective, the Fund seeks high current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund may change its investment objective without shareholder approval, although it has no current intention to do so. Shareholders will be provided with at least 60 days’ prior written notice of any change to the Fund’s investment objective.

Principal Investment Strategies
The Fund pursues its objective primarily by investing in issues of preferred and debt securities believed to be undervalued relative to credit quality and other investment characteristics. In making this determination, the Advisor evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Advisor considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. In evaluating relative value, the Advisor also takes into account call, conversion and other structural security features, in addition to such factors as the likely directions of credit ratings and relative value versus other income security classes.
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of preferred and debt securities issued by U.S. and non-U.S. companies, which may be either exchange-traded or OTC, including:
•	Traditional preferred securities;
•	Hybrid-preferred securities;
•	Floating rate preferred securities;
•	Corporate debt securities;
•	CoCos;
•	Convertible securities; and
•	Securities of other open-end funds, closed-end funds or ETFs that invest primarily in preferred or debt securities as described herein.
These preferred and debt securities may be across a wide range of sectors and industries.
The following are the Fund’s principal investment strategies. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s investments are contained in the Fund’s SAI.
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Preferred Securities
There are two basic types of preferred securities, traditional preferred securities and hybrid-preferred securities. Traditional preferred securities are perpetual and equity-like in nature. They may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation or bankruptcy. However, these claims are subordinated to more senior creditors, including senior debt holders. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in both equity funds and bond funds.
Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities. Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.
The Fund intends to invest in both OTC and exchange-traded preferred securities. OTC issues are often referred to in the industry as “capital securities.”
Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
Debt Securities
Debt securities in which the Fund may invest include corporate debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.
Convertible Securities
Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt or perpetual preferred securities that
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may be converted within a specified period of time into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. In some cases, conversion may be mandatory. They also include debt securities with warrants or common stock attached and hybrid and synthetic securities combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.
Contingent Capital Securities
Convertible securities also include CoCos. CoCos are debt or preferred securities with loss absorption characteristics that provide for an automatic write-down of the principal amount or value of securities or the mandatory conversion into common shares of the issuer under certain circumstances. A mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor (worsening the Fund’s standing in a bankruptcy). In addition, some CoCos provide for an automatic write-down of capital under such circumstances.
Concentration in Financials Sector
The Fund also will invest at least 25% of its net assets in the financials sector, which is comprised of the bank, diversified financials, real estate (including REITs) and insurance industries. From time to time, the Fund may have 25% or more of its net assets invested in any one of these industries. In addition, the Fund may also focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Advisor retains broad discretion to allocate the Fund’s investments across various sectors and industries.
Investment Grade and Below Investment Grade Securities
The Fund may invest in debt securities of any maturity or credit rating, including investment grade securities, below investment grade securities and unrated securities. Although not required to do so, the Fund will generally seek to maintain a minimum weighted average senior debt rating of companies in which it invests of BBB-, which the Fund considers to be investment grade. Although a company’s senior debt rating may be BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating than BBB-. If the Fund cannot access a company’s average senior debt rating, the Fund may look to the rating of the underlying security issued by such company. The determination of whether a security is deemed investment grade or below investment grade will be determined at the time of investment. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (“NRSRO”) (for example minimum Baa3 or BBB- by Moody’s or S&P, respectively) or, if unrated, is judged to be investment grade by the Advisor. Below investment grade quality securities or securities that are unrated but judged to be below investment grade by the Advisor, are commonly referred to as “high yield” or “junk” securities and are regarded as having more speculative characteristics with respect to the payment of interest and repayment of principal.
The maturities of debt securities in which the Fund will invest generally will be longer-term (ten years or more); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term debt securities.
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Foreign (Non-U.S.) Securities and Depositary Receipts
The Fund may invest without limit in securities of non-U.S. companies, including 15% in securities of companies domiciled in emerging markets. Many foreign companies issue both foreign currency and U.S. dollar-denominated preferred and debt securities. Those securities that are traded in the United States have characteristics that are similar to traditional and hybrid preferred securities.

The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designed for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets. The Fund may invest in foreign issuers in both developed and emerging markets.
Derivatives and Hedging Transactions
The Fund is authorized to purchase, sell or enter into any derivative contract or option on a derivative contract, transaction or instrument including, without limitation, various interest rate transactions such as swaps, caps, floors or collars, and foreign currency transactions, such as foreign currency forward contracts, futures contracts, options, swaps and other similar transactions in connection with its investments in securities of non-U.S. companies. The Fund may also enter into short sales. The Fund’s primary use of derivative contracts will be to enter into interest rate hedging transactions in order to reduce the interest rate risk inherent in the Fund’s investments, and foreign currency hedging transactions in order to reduce foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date). Derivative instruments, or “derivatives,” include instruments and contracts which are derived from and are valued in relation to one or more underlying interest rates, currencies, securities, financial benchmarks or indexes and include, without limitation, swap agreements (including credit default swaps), futures contracts, forward contracts, options on futures or forward contracts, and listed or OTC put or call options on, or linked to the value of, any security, index or basket of securities, commodity or index or basket of commodities or other reference asset. Derivatives typically allow an investor to hedge or speculate upon the price movements of a particular interest rate, currency, security, financial benchmark or index at a fraction of the cost of acquiring, borrowing or selling short the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset.
An interest rate swap involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. In an interest rate cap, one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.
A foreign currency forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A foreign currency futures contract is an exchange-traded contract for the
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purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a loan made in one currency for principal and interest payments of a loan of equal value in another currency. The Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap, or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, the Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency which acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.” The Fund may also conduct its foreign currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market.
The Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.  To the extent any derivatives would be deemed to be illiquid, they will be included in the Fund’s maximum limitation of 15% of net assets invested in illiquid securities.
Rule 144A Securities
Certain securities in which the Fund may invest are Rule 144A Securities. Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers.
Regulation S Securities
The Fund may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act. Offerings of Regulation S securities may be conducted outside of the United States. Because Regulation S securities are subject to legal or contractual restrictions on resale, Regulation S securities may be considered illiquid. If a Regulation S security is determined to be illiquid, the Fund’s maximum limitation of 15% of net assets invested in illiquid securities will apply.
Investment Restrictions
Except as otherwise stated, all percentage restrictions referenced in this Prospectus or the SAI are measured at the time of investment. If a percentage restriction is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from market movements will not be considered a violation of the restriction.

Principal Risks of Investing in the Fund
This section contains a discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
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Investment Risk
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk
Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Preferred Securities Risk
There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; special redemption rights and regulatory risk.
•	Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.
•	Credit and Subordination Risk. Credit risk is the risk that a preferred security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
•	Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of government monetary policy initiatives and resulting market reaction to those initiatives. Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.
•	Prepayment and Extension Risk. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a preferred security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.
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•	Call, Reinvestment and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem preferred securities if the issuer can refinance the preferred securities at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market rates that are below the portfolio’s current earnings rate.
•	Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. During periods of high volatility, the Fund may experience increased redemptions, requiring it to liquidate securities when it is difficult to do so.
•	Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of directors. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.
•	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may have a negative impact on the return of the security held by the Fund. See “Call, Reinvestment and Income Risk” above and “Regulatory Risk” below.
•	New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Advisor believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.
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Debt Securities Risk
There are special risks associated with investing in debt securities, including:
•	Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due because the issuer of the security experiences a decline in its financial status. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
•	Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of government monetary policy initiatives and resulting market reaction to those initiatives. Debt securities with longer periods before maturity may be more sensitive to interest rate changes.
•	Prepayment and Extension Risk. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a debt security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.
•	Call Risk. Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
•	Liquidity Risk. Certain debt securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. During periods of high volatility, the Fund may experience increased redemptions, requiring it to liquidate securities when it is difficult to do so.
•	Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.
Below Investment Grade Securities Risk
Below investment grade securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to
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expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Concentration Risk
Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including:
•	Banking Industry Risk. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations which makes banks sensitive to changes in money market and general economic conditions. When a bank’s borrowers have financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are also highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
•	Real Estate Industry Risk. Investments in real estate are closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs.
•	Insurance Industry Risk. The insurance industry is subject to extensive government regulation and can be significantly affected by changes in interest rates, general economic conditions, price and market competition, the imposition of premium rate caps or other changes in government regulation or tax law. Certain segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.
Liquidity Risk
Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain
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securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Foreign (Non-U.S.) and Emerging Market Securities Risk
The Fund may invest 100% of its net assets in non-U.S. securities. In addition, the Fund may invest up to 15% of its net assets in securities of companies in so-called “emerging markets” (or lesser developed countries). Investments in such securities are particularly speculative. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:
•	future foreign economic, financial, political and social developments;
•	different legal systems;
•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;
•	less governmental supervision;
•	regulation changes;
•	less publicly available information about foreign companies due to less rigorous disclosure and accounting standards or regulatory practices;
•	high and volatile rates of inflation;
•	foreign currency devaluation;
•	fluctuating interest rates; and
•	different accounting, auditing and financial record-keeping standards and requirements.
Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:
•	the possibility of expropriation of assets;
•	confiscatory taxation;
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•	difficulty in obtaining or enforcing a court judgment;
•	economic, political or social instability; and
•	diplomatic developments that could affect investments in those countries.
In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:
•	growth of gross domestic product;
•	rates of inflation;
•	capital reinvestment;
•	resources;
•	self-sufficiency; and
•	balance of payments position.
To the extent the Fund’s investments are focused in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less geographically focused, to the risks of adverse changes in that region or country. In addition, certain investments in foreign securities also may be subject to foreign withholding or other taxes, which would reduce the Fund’s return on those securities.
Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and markets of some emerging market countries have in the past sometimes experienced substantial market disruptions and may do so in the future. The economies of many emerging markets countries may be heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade.
As a result of these potential risks, the Advisor may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Advisor, have had no or limited prior experience.
Foreign Currency Risk
Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the
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Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.
Foreign currency forward contracts, OTC options on foreign currencies and foreign currency swaps are subject to the risk of default by the counterparty and can be illiquid. These currency hedging transactions, as well as the futures contracts and exchange-listed options in which the Fund may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Fund’s performance. Whether or not the Fund engages in currency hedging transactions, the Fund may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Use of currency hedging transactions may cause the Fund to experience losses greater than if the Fund had not engaged in such transactions.
The Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.
Contingent Capital Securities Risk
CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. If a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances and such conversion event occurs, the Fund could experience a reduced income rate, potentially to zero, as a result of the issuer’s common shares not paying a dividend. In addition, a conversion event would likely be the result of or related to the deterioration of the issuer’s financial condition (e.g., such as a decrease in the issuer’s capital ratio) and status as a going concern, so the market price of the issuer’s common shares received by the Fund may have declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common shares would be subordinate to the issuer’s other security classes and therefore worsen the Fund’s standing in a bankruptcy proceeding. It will often be difficult to predict when, if at all, an automatic write-down or conversion event will occur. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of the CoCos. CoCos are a relatively new form of security
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and the full effects of an automatic write-down or conversion event have not been experienced broadly in the marketplace. The occurrence of an automatic write-down or conversion event may be unpredictable and the potential effects of such event on the Fund’s yield, NAV and/or market price may be adverse.
Derivatives and Hedging Transactions Risk
Many of the risks applicable to trading the underlying asset are also applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the OTC markets or on non-U.S. exchanges. Additional risks associated with derivatives trading include:
•	Counterparty Risk. Because derivative transactions in which the Fund may engage may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Advisor believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.
Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund.
In the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.
•	Liquidity Risk. Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to the potential of greater losses.
•	Financial Leverage Risk. Trading in derivative instruments can result in large amounts of financial leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and
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losses experienced by the Fund and could cause the value of the Fund’s net assets to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature of derivative instruments.
•	Over-the-Counter Trading Risk. Derivative instruments, such as swap agreements, that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.
•	Tracking Risk. The value of the derivatives that the Fund uses to gain commodities exposure may not correlate to the values of the underlying commodities. When used for hedging purposes, an imperfect or variable degree of correlation between price or rate movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss.
Rule 144A Securities Risk
Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers. Institutional markets for Rule 144A Securities that exist or may develop may provide both readily ascertainable values for such securities and the ability to promptly sell such securities. However, if there are an insufficient number of qualified institutional buyers interested in purchasing Rule 144A Securities held by the Fund, the Fund will be subject to liquidity risk and thus may not be able to sell the Rule 144A Securities at a desirable time or price.
Regulation S Securities Risk
Regulation S securities are offered through private offerings without registration with the SEC pursuant to Regulation S of the Securities Act. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Because Regulation S securities are generally less liquid than registered securities, the Fund may take longer to liquidate these positions than publicly traded securities or may not be able to sell them at the price desired. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded or otherwise offered in the United States. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in losses to the Fund.
Geopolitical Risk
Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental
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trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
On March 29, 2017, the UK formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU (referred to as “Brexit”). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react, and as this process unfolds markets may be further disrupted, Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.
Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
LIBOR Risk
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.
Regulatory Risk
The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and to implement a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
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Cyber Security Risk
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Advisor) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Furthermore, as a result of breaches in cyber security or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or an entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. While the Fund has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Each of the Fund and the Advisor may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting each Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.
Large Shareholder Risk
The Fund may have one or more large shareholders or a group of shareholders investing in classes of Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.
Other Investment Companies Risk
To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment funds’ portfolio securities, and a shareholder in the Fund will
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bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment funds. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired.
In addition, investments in other investment companies may be subject to the following risks:
•	Manager Risk. The Fund’s investments in other funds are subject to the ability of the managers of those funds to achieve the funds’ investment objectives.
•	ETF Risk. An ETF that is based on a specific index, whether securities, commodities or a combination of the two, may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETF share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETF. In addition, certain securities that are part of the index tracked by an ETF may, at times, be unavailable, which may impede the ETF’s ability to track its index. An ETF that utilizes leverage can, at times, be relatively illiquid, which can affect whether its share price approximates NAV. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund.
Active Management Risk
As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

Additional Investment Information
In addition to the principal investment strategies described above, the Fund has other investment practices that are described here and in the SAI. These investment practices may subject the Fund to additional risks. Please review this section and the SAI for more information about the additional investment practices and their associated risks.
Equity Securities
The Fund may invest up to 20% of its net assets in common stocks, which represent residual ownership interest in issuers and include rights or warrants to purchase common stocks. Holders of common stocks are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors
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including historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of such securities also may decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, their value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Government Securities
The Fund may invest up to 20% of its net assets in government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover its investment from the U.S. Government.
Mortgage- and Asset-Backed Securities
The Fund may invest up to 20% of its net assets in mortgage-backed and other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations. One type of SMBS has two classes, with one class receiving all of the interest from the mortgage assets (the interest-only, or IO class), while the other class will receive the entire principal (the principal-only, or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities.
Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
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If the Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or from prepayments or defaults in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, because in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.
When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.
The market for mortgage-backed and asset-backed securities has in the past experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.
Municipal Securities
The Fund may invest up to 20% of its net assets in municipal securities, which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.
The two major classifications of municipal securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with municipal securities, both within a particular classification and between classifications. Although issued by governments and their agencies and instrumentalities, municipal securities are subject to default risk. The Fund does not anticipate meeting the requirements under the Internal Revenue Code of 1986 (the “Code”) to pass through income from municipal securities as tax free to shareholders.
Investments in municipal securities may be affected significantly by economic, regulatory or political developments affecting the ability of an issuer to pay interest or repay principal. Certain issuers have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain issuers to pay principal or interest on their obligations.
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Other Investment Companies
The Fund may invest in securities of other open- or closed-end investment companies, including ETFs. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. Most ETFs hold a portfolio of common stocks or bonds designed to track the performance of a securities index, including industry, sector, country and region indexes, but an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF.
The Fund may also invest a portion of its assets in pooled investment vehicles (other than investment companies). As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of ETFs.
Illiquid Securities
Illiquid investments are generally investments that a Fund cannot reasonably expect to be sold or disposed of in current market conditions within seven (7) calendar days or less without the sale or disposition significantly changing the market value of the instrument. The Fund will not invest more than 15% of its net assets in illiquid securities. Restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration, may be illiquid.
In October 2016, the SEC adopted a liquidity risk management rule that requires the Fund to establish a liquidity risk management program. The Board of Directors has appointed the Investment Advisor to administer the Fund’s liquidity risk management program, various aspects of which went into effect in December 2018, with other features required under the SEC rule to be implemented on or before June 2019.
Defensive Position
When the Advisor believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents. When and to the extent the Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective. In addition, the Fund may be required to hold more cash than anticipated to support its derivative positions, which could have a negative impact on returns.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters. Form
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N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund’s complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and filed with the SEC on Form N-CSR and such reports are made available at www.cohenandsteers.com in the “Funds” section under “Fund Literature,” generally within 70 days after the end of each semi-annual period. The Fund also posts an uncertified list of portfolio holdings on the website, no earlier than 15 days after the end of each calendar quarter. The holdings information remains available until the Fund files a publicly available report on Form N-Q (or, once Form N-Q is rescinded, Form N-PORT) or Form N-CSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other Fund statistical information may be found on www.cohenandsteers.com or by calling 800-330-7348.

Management of the Fund

The Advisor
The Advisor, a registered investment advisor located at 280 Park Avenue, New York, New York 10017, was formed in 1986 and its clients include pension plans, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds. As of March 31, 2019, the Advisor managed approximately $62.6 billion in assets. The Advisor is a wholly-owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”
Under its investment advisory agreement (the “Investment Advisory Agreement”) with the Fund, the Advisor furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Advisor also performs certain administrative services for the Fund and provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain Directors of the Fund, may also be directors, officers, or employees of the Advisor. The Advisor also selects brokers and dealers to execute the Fund’s portfolio transactions.
For its services under the Investment Advisory Agreement, effective close of business July 31, 2018, the Fund pays the Advisor a monthly investment advisory fee at the annual rate of 0.70% of the average daily net assets of the Fund up to $8.5 billion and 0.65% of such assets in excess of $8.5 billion. This fee is allocated among the separate classes based on the classes’ proportionate share of such average daily net assets. Prior to close of business July 31, 2018, the Fund paid the Advisor a monthly investment advisory fee at the annual rate of 0.70% of the average daily net assets of the Fund. The Fund’s effective advisory fee during 2018 was 0.69% of the average daily net assets.
In addition to this investment advisory fee, the Fund pays other operating expenses, which may include but are not limited to administrative, transfer agency, custodial, legal and accounting fees. The Fund pays the Advisor a monthly fee at the annual rate of 0.05% of the average daily net assets for administration services.
The Advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2020 so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses,
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taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.
A discussion regarding the Board of Directors’ basis for approving the Investment Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2018.

Portfolio Managers
The Fund’s portfolio managers are:
William F. Scapell—Mr. Scapell joined the Advisor in 2003 and currently serves as Executive Vice President of the Advisor. Mr. Scapell is a Chartered Financial Analyst.
Elaine Zaharis-Nikas—Ms. Zaharis-Nikas joined the Advisor in 2003 and currently serves as Senior Vice President of the Advisor. Ms. Zaharis-Nikas is a Chartered Financial Analyst.
The Advisor utilizes a team-based approach in managing the Fund. Mr. Scapell and Ms. Zaharis-Nikas direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team. All of the Fund’s portfolio managers collaborate with respect to the process for allocating the Fund’s assets among the various sectors and industries.
The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

Pricing of Fund Shares

The price at which you can purchase and redeem each class of the Fund’s shares is the NAV of that class of shares next determined after we receive your order in proper form, less any applicable sales charge. Proper form means that your request includes the Fund name and account number, states the amount of the transaction (in dollars or shares), includes the signatures of all owners exactly as registered on the account, signature guarantees (if necessary), any supporting legal documentation that may be required and any outstanding certificates representing shares to be redeemed.
The Fund calculates its NAV per share as of the close of regular trading on the NYSE, generally 4:00 p.m. eastern time, on each day the NYSE is open for trading. Thus, purchase or redemption orders must be received in proper form by the close of regular trading on the NYSE in order to receive that day’s NAV; orders received after the close of regular trading on the NYSE will receive the NAV next determined. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders, and these brokers are authorized to designate other intermediaries on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or that broker’s designee, accepts the order, and that order will be priced at the next computed NAV after this acceptance. The Fund determines NAV per share for each class by dividing that class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of that class.
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Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Futures contracts traded on an exchange are valued at their settlement price at the close of trading on their primary exchange. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. OTC interest rate swaps are valued utilizing quotes received from a third-party pricing service. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. OTC options are valued based upon prices provided by a third-party pricing service or counterparty.
Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.
Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by the Advisor to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the Advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.
Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the Advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.
The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the Advisor, subject to the oversight of the Board of Directors. The Advisor has established a valuation committee (“Valuation Committee”) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Securities for which market prices are unavailable, or securities for which the Advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.
Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.
The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued NAV.
Since the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

How to Purchase, Exchange and Sell Fund Shares

Purchase Minimums
	Class A and C Shares	Class I Shares	Class F, R and Z Shares
Minimum Initial Investment	• No minimum	• $100,000 (aggregate for registered advisors)	• No minimum
Minimum Subsequent Investment	• No minimum • $100 for Automatic Investment Plans	• No minimum • $500 for Automatic Investment Plans	• No minimum • $50 for Automatic Investment Plans
The Fund reserves the right to change or waive its investment minimum requirements.
Purchasing the Class of Fund Shares that is Best for You
This Prospectus offers six separate classes of shares to give you flexibility in choosing a fee structure that is most beneficial to you. Each class represents an investment in the same portfolio of securities,
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but as described below, the classes utilize a combination of the fees listed below and other features to suit your investment needs. Because each investor’s financial considerations are different, you should speak with your financial advisor to help you decide which share class is best for you.
	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares

Eligibility	Generally available through Financial Intermediaries	Generally available through Financial Intermediaries	Available through Financial Intermediaries with a selling agreement with the Distributor	Limited to:
• Current Institutional shareholders that meet certain requirements
• Certain employer-sponsored retirement and benefit plans
• Participants in certain programs sponsored by the Advisor or its affiliates or other Financial Intermediaries
				• Certain employees of the Advisor or its affiliates	Available through certain group retirement and benefit plans Generally not available for purchase by traditional and Roth individual retirement accounts known as “IRAs”	Available through Financial Intermediaries with a selling agreement with the Distributor Generally not available for purchase by traditional and Roth individual retirement accounts known as “IRAs”
Minimum Investment[1]	Initial investment: • No minimum Subsequent investment: • No minimum • $100 for Automatic Investment Plans	Initial investment: • No minimum Subsequent investment: • No minimum • $100 for Automatic Investment Plans	Initial investment: • No minimum Subsequent investment: • No minimum • $50 for Automatic Investment Plans	Initial investment: • $100,000 (aggregate for registered advisors) Subsequent investment: • No minimum • $500 for Automatic Investment Plans	Initial investment: • No minimum Subsequent investment: • No minimum • $50 for Automatic Investment Plans	Initial Investment: • No minimum Subsequent investment: • No minimum • $50 for Automatic Investment Plans
Initial Sales Charge[2]	Yes. Paid at the time you purchase your investment. Larger purchases may receive a lower sales charge	No. Full purchase price is invested in the Fund	No. Full purchase price is invested in the Fund	No. Full purchase price is invested in the Fund	No. Full purchase price is invested in the Fund	No. Full purchase price is invested in the Fund
Contingent Deferred Sales Charge (“CDSC”)[3]	No. (You may pay a deferred sales charge for purchases of	Yes. If you redeem your shares within 1 year of purchase	No	No	No	No
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	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares

	$1 million or more that are redeemed within 1 year of purchase)	you will be charged a 1% CDSC
Distribution (12b-1) Fees[4]	0.25%	0.75%	None	None	0.50%	None
Shareholder Service Fees[5]	Up to 0.10%	Up to 0.25%	None	Up to 0.10%	None	None
Redemption Fee	No	No	No	No	No	No
Advantages	• You may qualify for a reduced initial sales charge due to the size of your investment	• No initial sales charge, so all of your assets are initially invested
• If you hold your shares for at least one year from the date of purchase, you will not pay a sales charge
		• Class C shares may appeal to investors who have a shorter investment horizon relative to Class A share investors	• No initial sales charge, so all of your assets are initially invested • No distribution or shareholder service fees	• No initial sales charge, so all of your assets are initially invested • No distribution fees	• No initial sales charge, so all of your assets are initially invested • No shareholder service fees	• No initial sales charge, so all of your assets are initially invested • No distribution or shareholder service fees
Disadvantages	• You pay a sales charge up front and therefore own fewer shares initially
• You will pay on-going distribution expenses, which may result in lower total performance than share classes that do not pay these fees	• You may pay a contingent deferred sales charge if shares are sold within one year of purchase
		• You will pay on-going distribution expenses, which may result in lower total performance than share classes that do not pay these fees	• Limited Availability	• Limited Availability	• Limited Availability • You will pay on-going distribution expenses, which may result in lower total performance than share classes that do not pay these fees	• Limited Availability
[1]	The Fund reserves the right to waive or change its minimum investment requirements.
[2]	A percentage fee deducted from your initial investment.
[3]	A percentage fee deducted from your sale proceeds based on the length of time you own your shares.
[4]	An ongoing annual percentage fee used to pay for distribution expenses. For Class R shares, an ongoing annual percentage fee used to pay for distribution expenses and the cost of servicing shareholder accounts. Except as otherwise noted, Class C shares automatically
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convert into Class A shares on a monthly basis approximately ten years after the original date of purchase, thereby lowering the Distribution (12b-1) Fees paid by such Class C shareholders.
[5]	An ongoing annual percentage fee used to pay for the cost of servicing shareholder accounts.
The Fund does not accept investments from investors with non-U.S. addresses and dealer controlled accounts designated as foreign accounts (“Restricted Accounts”). Existing Restricted Accounts can remain in the Fund, but are prohibited from making further investments. U.S. Armed Forces and Diplomatic post office addresses abroad are treated as U.S. addresses and can invest in the Fund. Addresses in U.S. territories, such as Guam and Puerto Rico, are also treated as U.S. addresses and can invest in the Fund.
The Fund reserves the right to reject or cancel any purchase order and to withdraw or suspend the offering of shares at any time. In addition, the Fund reserves the right to waive or change its minimum investment requirements.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. When you open an account, the Fund may request additional information to verify your identity including: names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.
The Fund is also required to obtain information that identifies each authorized signer for an account by requesting the name, residential address, date of birth and social security number for each of your authorized signers.
If you do not provide this information or if such information cannot be verified, we reserve the right to close your account to the extent required or permitted by applicable law or regulations. If the net asset value per share of the Fund has decreased since your purchase, you may lose money as a result of this account closure. You may also incur any applicable sales charge.
The following pages will cover additional details of each share class, including the sales charge tables for Class A shares, reduced sales charge information, Class C share CDSC information, Class F, Class I, Class R and Class Z information, and sales charge waivers.
Different financial intermediaries may impose different sales charges.  Information on reducing your initial sales charge is available from your financial intermediary, in the Appendix to this Prospectus and in the SAI.
More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.cohenandsteers.com, in the Appendix to this Prospectus and in the SAI, which is available on the website or upon request.
Except as otherwise noted, Class C shares automatically convert into Class A shares on a monthly basis approximately ten years after the original date of purchase. For more information about the automatic conversion of Class C shares, see “How to Purchase, Exchange and Sell Fund Shares-Class C Shares”.
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Class A Shares
Types of Shareholders Qualified to Purchase
Class A shares are generally available through financial intermediaries.
Initial Sales Charges
The following initial sales charges apply to Class A shares:
	SALES CHARGE AS A PERCENTAGE OF
INVESTMENT AMOUNT	OFFERING PRICE*	NET AMOUNT INVESTED
Less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $500,000	2.00%	2.04%
$500,000 but less than $1 million	1.00%	1.01%
$1 million or more	None	None

*	“Offering Price” is the amount you actually pay for Fund shares; it includes the initial sales charge.
The initial sales charge does not apply to shares that are purchased with reinvested dividends or other distributions.
CDSC
None, but if you invest $1,000,000 or more in Class A shares and sell those shares on or before the one year anniversary date of their purchase, you may pay a charge equal to 1% of the lesser of the current NAV or the original cost of the shares that you sell.
Reducing Your Initial Sales Charge
As demonstrated in the table above, the size of your investment in Class A shares will affect the initial sales charge that you pay. The Fund offers certain methods, which are described below, that you can use to reduce the initial sales charge. Additional information on reducing your initial sales charge is available from your financial intermediary and in the Appendix to this Prospectus and in the SAI.
Aggregating Accounts
The size of the total investment applies to the total amount being invested by any person, which includes:
•	you, your spouse and children under the age of 21;
•	a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account although more than one beneficiary is involved; and
•	any U.S. bank or investment advisor purchasing shares for its investment advisory clients.
Rights of Accumulation
A person (defined above) may take into account not only the amount being invested, but also the current NAV of the shares of the Fund and Class A and C shares of other Cohen & Steers open-end
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funds (collectively, the “Eligible Funds” and individually, an “Eligible Fund”) already held by such person in order to reduce the sales charge on the new purchase.
To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, you must notify the Fund, your dealer or other financial intermediary at the time of purchase, and give information related to the other account(s).
Letter of Intention
You may reduce your Class A sales charge by establishing a letter of intention. A letter of intention allows a person (defined above) to aggregate purchases of shares of the Fund and other Eligible Funds during a 13-month period in order to reduce the sales charge. All shares of the Fund and other Eligible Funds currently owned will be credited as purchases toward completion of the letter at the greater of their NAV on the date the letter is executed or their cost. You should retain any records necessary to substantiate cost basis because the Fund, DST Asset Manager Solutions, Inc., the Fund’s transfer agent (the “Transfer Agent”), or your dealer or financial intermediary may not maintain this information for periods prior to January 1, 2012. See “Additional Information—Tax Considerations.” Capital appreciation and reinvested dividends and capital gains distributions do not count toward the required purchase amount during this 13-month period.
The letter is not a binding obligation. However, 5% of the amount specified in the letter will be held in escrow, and if your purchases are less than the amount specified, the Fund will request that you remit the amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If this amount is not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if you had not submitted a letter. Please note that no retroactive adjustment will be made if purchases exceed the amount indicated in the letter.
At the time of your purchase, you must inform the Fund, your dealer or other financial intermediary of any other investment in the Fund or in other Eligible Funds that would count toward reducing your sales charge. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a dealer or other financial intermediary other than the one handling your current purchase. In addition, you may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you do not let the Fund, your dealer or other financial intermediary know that you are eligible for a discount, you may not receive the discount to which you are otherwise entitled.
You may obtain more information about sales charge reductions and waivers from www.cohenandsteers.com, the Appendix to this Prospectus, the SAI or your dealer or financial intermediary.
Sales at Net Asset Value
Class A shares of the Fund may be sold at NAV (i.e., without a sales charge) to certain investors without regard to investment amount, including investment advisors and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and through certain types of investment programs,
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including no-load networks, platforms or self-directed investment brokerage accounts offered by financial services firms that may or may not charge transaction fees to their clients, that have entered into an agreement with the Distributor to offer Class A shares without a sales charge. IRAs are not eligible to purchase Class A shares at NAV. For more information see the Appendix in this Prospectus and “Sales at Net Asset Value” in the SAI.
Dealer Commission
The Distributor may pay dealers a commission of up to 1% on investments of $1 million or more in Class A shares.
Reinstatement Privilege
If you redeem your Class A shares and then decide to reinvest in Class A shares of the Fund or another Eligible Fund, you have a one-time option to, within 120 calendar days of the date of your redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales charge, all or any part of your investment in Class A shares of the Fund. If you redeem your Class A shares and your redemption was subject to a CDSC, you may reinstate all or any part of your investment in Class A shares within 120 calendar days of the date of your redemption and receive a credit for the applicable CDSC that you paid. Your investment will be reinstated at the NAV per share next determined after we receive your request. The Transfer Agent must be informed that your new purchase represents a reinstated investment. Reinstated shares must be registered exactly and be of the same class as the shares previously redeemed, and the Fund’s minimum initial investment amount must be met at the time of reinstatement. For the purposes of the CDSC schedule, the holding period will continue as if the Class A shares had not been redeemed. The ability of a shareholder to utilize the reinstatement privilege is subject to the Fund’s right to reject any purchase or exchange order if it believes such shareholder is engaged in, or has engaged in, market timing or other abusive trading practices. In the event that the Fund rejects an exchange request, neither the redemption or purchase will be processed.  Should an exchange request be rejected, you should submit separate redemption and purchase orders rather than placing an exchange order.

Class C Shares
Types of Shareholders Qualified to Purchase
Class C shares are generally available through financial intermediaries.
Initial Sales Charges
There is no initial sales charge for Class C shares.
CDSC
You may pay a charge equal to 1% of the lesser of the current NAV of your shares or their original cost if you sell your shares on or before the one-year anniversary date of their purchase. The Fund’s Distributor collects and retains any applicable CDSC paid. Information on any applicable sales charge discounts is available from your financial intermediary, in the Appendix to this Prospectus and in the section in the SAI titled “Contingent Deferred Sales Charges.”
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Dealer Commission
At the time of the initial sale of Class C shares, the Distributor generally pays a financial intermediary from its own resources an upfront commission of 1% of the amount invested. This amount represents a prepayment of the first year’s distribution and shareholder services fees. In the first year following the initial sale, the Fund pays the distribution and shareholder services fees to the Distributor as reimbursement for the Distributor’s upfront commission.  If you redeem your Class C shares on or before the one-year anniversary date of their purchase, you will pay a 1% CDSC. In the first year, the payment of a CDSC may result in the Distributor receiving amounts greater or less than the upfront commission paid to the financial intermediary. For Class C shares held over a year, the Fund pays the distribution and shareholder services fees to the Distributor, who is responsible for paying financial intermediaries. Please see the “Additional Information-Distribution Plan” and “Additional Information-Shareholder Services Plan” sections of the Prospectus for additional information.
Automatic Conversion of Class C Shares
Except as otherwise noted, Class C shares automatically convert to Class A shares on a monthly basis approximately 10 years after the original date of purchase (the “Conversion Date”), thus reducing future annual expenses. Conversions will take place based on the relative NAV of the two classes, without the imposition of any sales charge (including a CDSC), fee or other charge. Automatic conversions of Class C shares to Class A shares are expected to constitute a tax-free exchange for federal income tax purposes.
Class C shares acquired through a reinvestment of dividends and distributions will automatically convert to Class A shares on the Conversion Date for the Class C shares with respect to which they were acquired.
For Class C shares held through a financial intermediary, it is the financial intermediary’s (and not the Fund’s) responsibility to ensure that the investor is credited with the proper holding period. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. For example, the automatic conversion of Class C shares to Class A shares may not apply to shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares with the Fund in an omnibus account and do not track participant-level share lot aging to facilitate such a conversion.
The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth in the Appendix to this Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of your Class C shares to Class A shares.

class F shares
Types of Shareholders Qualified to Purchase
Class F shares are available for purchase by financial intermediaries permitted, by contract with the Distributor, to offer shares where neither the investor nor the intermediary will receive any
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commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class F shares. Class F shares are not available for purchase by retirement plans.
Initial Sales Charges
There is no initial sales charge for Class F shares.
CDSC
There is no CDSC for Class F shares.

Class I Shares
Types of Shareholders Qualified to Purchase
Class I shares are available for purchase by:
•	retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans;
•	tax-exempt employee benefit plans of the Advisor or its affiliates and securities dealer firms with a selling agreement with the Distributor, including certain health savings accounts (“HSAs”);
•	institutional advisory accounts of the Advisor or its affiliates and related employee benefit plans and rollover IRAs from such institutional advisory accounts;
•	a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Class I shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 plan fee;
•	registered investment advisors investing on behalf of clients that consist of institutions and/or individuals;
•	clients (including individuals, corporations, endowments, foundations and qualified plans) of approved financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services, or who have entered into an agreement with the Distributor to offer Class I shares through an omnibus account, no-load network or platform;
•	investors who purchase through certain “wrap” programs, fee based advisory programs, asset allocation programs and similar programs with approved financial intermediaries;
•	current officers, directors and employees (and their immediate families) of the Fund, the Advisor, CNS, the Distributor, and to any trust, pension, profit-sharing or other benefit plan for only such persons; and
•	investors having a direct relationship with the Advisor or its affiliates.
Waivers of Investment Minimums
The Fund reserves the right to waive any initial investment minimum. Class I investment minimums are waived for the following:
•	certain types of fee based programs and group retirement accounts (e.g., 401(k) plans or employer-sponsored 403(b) plans);
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•	financial intermediaries who have entered into an agreement with the Distributor to offer shares through a wrap and/or asset allocation program;
•	financial intermediaries who have entered into an agreement with the Distributor to offer shares through a no-load network or platform, or through a self-directed investment brokerage account program that charges a transaction fee to its clients;
•	certain financial institutions and third-party recordkeepers and/or administrators who have agreements with the Distributor with respect to such purchases, and who buy shares for their accounts on behalf of investors in retirement plans and deferred compensation plans;
•	current officers, directors and employees (and their immediate families) of the Fund, the Advisor, CNS, the Distributor, and any trust, pension, profit-sharing or other benefit plan for only such persons; and
•	registered investment advisors clearing through multiple firms having an aggregate $100,000 or more invested in shares of Cohen & Steers open-end funds.
Initial Sales Charges
There is no initial sales charge for Class I shares.
CDSC
There is no CDSC for Class I shares.

class r shares
Types of Shareholders Qualified to Purchase
Class R shares are available for purchase by:
•	group retirement plans, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, and defined benefit plans;
•	non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund; and
•	employee benefit plans, including certain HSAs.
Class R shares are not available for purchase by retail non-retirement accounts; traditional and Roth individual retirement accounts, otherwise known as “IRAs;” SIMPLE, SEP or SARSEP plans; Coverdell Education Savings Accounts; or plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans). Please contact your plan administrator or employee benefits office for more information. Exceptions may be granted at the Advisor’s discretion.
Initial Sales Charges
There is no initial sales charge for Class R shares.
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CDSC
There is no CDSC for Class R shares.

class Z shares
Types of Shareholders Qualified to Purchase
Class Z shares are available for purchase through financial intermediaries permitted, by contract with the Distributor, to offer shares where the Fund will not pay any commissions, account servicing fees, recordkeeping fees, 12b-1 fees, sub-transfer agent fees, so-called “finder’s fees,” administration fees or similar fees with respect to Class Z shares. The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries for distribution, administrative or other services on Class Z shares. Such intermediaries may include:
•	group retirement plans, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, and defined benefit plans;
•	non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund; and
•	employee benefit plans, including certain HSAs.
Class Z shares are generally not available for purchase by retail non-retirement accounts, traditional and Roth individual retirement accounts, otherwise known as “IRAs;” SIMPLE, SEP or SARSEP plans; Coverdell Education Savings Accounts; or plans covering self-employed individuals and their employees (formerly Keogh/ H.R. 10 plans). Please contact your financial intermediary to determine whether Class Z shares are available for purchase. Exceptions may be granted at the Advisor’s discretion.
Initial Sales Charges
There is no initial sales charge for Class Z shares.
CDSC
There is no CDSC for Class Z shares.

How to Purchase Fund Shares
Form of Payment
We will accept payment for shares in two forms:
1. A check drawn on any bank or domestic savings institution. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value.
2. A bank wire or Federal Reserve wire of federal funds.
Purchases of Fund Shares
Initial Purchase By Wire
1. Telephone toll free from any continental U.S. state: (800) 437-9912. When you contact the Transfer Agent, you will need the following information:
•	name of the Fund;
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•	class of shares;
•	name(s) in which shares are to be registered;
•	address;
•	social security or tax identification number (where applicable);
•	dividend payment election;
•	amount to be wired;
•	name of the wiring bank; and
•	name and telephone number of the person to be contacted in connection with the order.
The Transfer Agent will assign you an account number.
2. Instruct the wiring bank to transmit at least the required minimum amount (see “Purchase Minimums” above) to the following:
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
ABA # 011000028
Account: DDA # 99055287
Attn: Cohen & Steers Preferred Securities and Income Fund, Inc.
For further credit to: (Account Name)
Account Number: (provided by the Transfer Agent)
3. Complete the Subscription Agreement attached to this Prospectus and mail the Subscription Agreement to the Transfer Agent:
DST Asset Manager Solutions, Inc.
Attn: Cohen & Steers Funds
P.O. Box 219953
Kansas City, MO 64121-9953
Additional Purchases By Wire
1. Telephone toll free from any continental U.S. state: (800) 437-9912. When you contact the Transfer Agent, you will need the following information:
•	name of the Fund;
•	class of shares;
•	account number;
•	amount to be wired;
•	name of the wiring bank; and
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•	name and telephone number of the person to be contacted in connection with the order.
2. Instruct the wiring bank to transmit at least the required minimum amount (see “Purchase Minimums” above) to the following:
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
ABA # 011000028
Account: DDA # 99055287
Attn: Cohen & Steers Preferred Securities and Income Fund, Inc.
For further credit to: (Account Name)
Account Number: (provided by the Transfer Agent)
Initial Purchase By Mail
1. Complete the Subscription Agreement attached to this Prospectus.
2. Mail the Subscription Agreement and a check in at least the required minimum amount per class purchased (see “Purchase Minimums” above), payable to the Fund, to the Transfer Agent at the above address.
Additional Purchases By Mail
1. Make a check payable to the Fund in at least the required minimum amount (see “Purchase Minimums” above). Write your Fund account number and the class of shares to be purchased on the check.
2. Mail the check and the detachable stub from your account statement (or a letter providing your account number) to the Transfer Agent at the address set forth above.
Purchases Through Dealers and Intermediaries
You may purchase the Fund’s shares through authorized dealers and other financial intermediaries.
Financial service firms that do not have a sales agreement with the Distributor also may place orders for purchases of the Fund’s shares, but may charge you a transaction fee in addition to any applicable initial sales charge.
Dealers and financial service firms are responsible for promptly transmitting purchase orders to the Distributor. These dealers and financial service firms may also impose charges for handling transactions placed through them that are in addition to the sales charges or any other charges described in this Prospectus. Such charges may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or financial service firm for more information about any additional charges that may apply.
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Additional Information on Purchase of Fund Shares
Dealer Compensation
Dealers will be paid a commission when you buy shares and may also be compensated through the distribution and service fees paid by the Fund. In addition, dealers may charge fees for administrative and other services that such dealers provide to Fund shareholders. These fees may be paid by the Advisor (or an affiliate) out of its own resources and/or by the Fund pursuant to a networking, sub-transfer agency or other arrangements. See “Additional Information—Shareholder Services Plan” and “Additional Information—Networking and Sub-Transfer Agency Fees.”
A Note on Contingent Deferred Sales Charges
For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first (e.g., shares acquired through reinvestment of distributions and shares held longer than the required holding period), followed by shares that you have owned the longest. All CDSCs will be waived on redemptions of shares following the death or disability of a shareholder or to meet the requirements of certain qualified retirement plans. See the SAI for more information.
Automatic Investment Plan and Purchases by ACH
The Fund’s automatic investment plan (the “Plan”) provides a convenient way to invest in the Fund. Under the Plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this Plan, please refer to the automatic investment plan section of the Subscription Agreement attached to this Prospectus or contact your dealer. The market value of the Fund’s shares may fluctuate, and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the Plan at any time by notifying the Fund by mail or telephone at the address or number on the back cover of this Prospectus.
You may purchase additional shares of the Fund by automated clearing house (“ACH”). To elect the Auto-Buy option, select it on your Subscription Agreement attached to this Prospectus or call the Transfer Agent and request an optional shareholder services form. ACH is similar to the Plan, except that you may choose the date on which you want to make the purchase. We will need a voided check or deposit slip before you may purchase by ACH. If you are interested in this option, please call (800) 437-9912.
The Plan and purchases by ACH may not be available to customers of certain financial intermediaries. Please contact your dealer or financial service firm for more information.

Exchange Privilege
You may exchange or convert some or all of your Fund shares for shares of other Cohen & Steers open-end funds, provided that you meet applicable investment minimums and subject to the conditions below. The Fund allows you to exchange between share classes that impose a sales charge without paying a sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any CDSC that applies to the shares you originally purchased. In
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computing the holding period for the purpose of the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by the permitted exchange.
You may, under certain circumstances, exchange Class I shares or shares of the Cohen & Steers no-load funds for shares that are subject to a sales charge.
You may, under certain circumstances, exchange or convert Fund shares for a different class of shares of the same Fund, and move shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. You are generally not permitted to exchange into or out of Class F, Class R and Class Z shares. You may exchange Class R and Class Z shares of one Cohen & Steers open-end fund for Class R and Class Z shares of another Cohen & Steers open-end fund or for Class I shares of the same Fund or of a different Cohen & Steers open-end fund, provided that you otherwise meet the requirements for investing in Class I (including the investment minimum). To qualify for a potential exchange, you must be eligible to purchase the class of shares you wish to exchange into (including satisfying any applicable investment minimum) and, if you invest in the Fund through an intermediary, your intermediary must have an arrangement with the Distributor to offer such class. No sales charges or other charges will apply to any such exchange.
Class A shares held in certain fee-based advisory program (“Advisory Program”) accounts may be converted to Class I shares if such Advisory Program had previously offered only Class A shares and now offers only Class I shares. In addition, a shareholder holding Class A or Class C shares through a brokerage account may also convert its Class A or Class C shares to Class I shares if such shareholder transfers its Class A or Class C shares to an account within an Advisory Program that offers only Class I shares. Such conversions will be on the basis of the relative NAV per share, without requiring any investment minimum to be met and without the imposition of any other charge on the conversion. In such situations, any applicable CDSC that would typically be incurred on a conversion may be waived at the discretion of the Distributor. Any sales charge or fees paid by a shareholder on the initial purchase or during the holding period of such shares will not be reimbursed upon conversion. The Fund reserves the right to allow additional conversions at its sole discretion. Contact your financial consultant, financial intermediary or institution for more information.
For federal income tax purposes, a same-fund share class exchange or conversion is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund. In addition, shareholders are advised to consult with their own tax advisors with respect to any tax consequences to them relating to an exchange of Fund shares for shares of a different Cohen & Steers fund. Please speak with your financial intermediary or tax advisor if you have any questions.
An exchange of shares may result in your realizing a taxable gain or loss for income tax purposes. See “Additional Information—Tax Considerations.” The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Before you exercise the exchange privilege, you should read the prospectus of the fund whose shares you are acquiring, and all exchanges are subject to any other limits on sales for or exchanges into that fund. Certain dealers and other financial intermediaries may limit or prohibit your right to use the exchange privilege and may charge you a fee for exchange transactions placed through them.
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We have adopted reasonable procedures that are designed to ensure that any telephonic exchange instructions are genuine. Neither the Fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or suspend telephone privileges without notice during periods of drastic economic or market changes. We may modify or revoke the exchange privilege for all shareholders upon 60 days’ prior written notice and this privilege may be revoked immediately with respect to any shareholder if the Fund believes the shareholder is engaged in, or has engaged in, market timing or other abusive trading practices. For additional information concerning exchanges, or to make an exchange, please call the Transfer Agent at (800) 437-9912.

How to Sell Fund Shares
You may sell or redeem your shares through authorized dealers, or other financial intermediaries or through the Transfer Agent. If your shares are held by your dealer or intermediary in “street name,” you must redeem your shares through that dealer or intermediary.
Redemptions Through Dealers and Other Intermediaries
If you have an account with an authorized dealer or other intermediary, you may submit a redemption request to such dealer or intermediary. They are responsible for promptly transmitting redemption requests to the Distributor. Dealers and intermediaries may impose charges for handling redemption transactions placed through them that are in addition to the sales charges or any other charges described in this Prospectus. Such charges may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or intermediary for more information about any additional charges that may apply.
Redemption By Telephone
To redeem shares by telephone, call the Transfer Agent at (800) 437-9912. In order to be honored at that day’s price, we must receive any telephone redemption requests by the close of regular trading on the NYSE that day, generally 4:00 p.m., eastern time. Orders received after the close of regular trading on the NYSE will receive the NAV next determined.
If you would like to change your telephone redemption instructions, you must send the Transfer Agent written notification signed by all of the account’s registered owners, accompanied by signature guarantee(s), as described below.
We may modify or suspend telephone redemption privileges without notice during periods of drastic economic or market changes. We have adopted reasonable procedures that are designed to ensure that any telephonic redemption instructions are genuine. Neither the Fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or terminate the telephone redemption privilege at any time on 30 days’ notice to shareholders.
Redemption By Mail
You can redeem Fund shares by sending a written request for redemption to the Transfer Agent:
DST Asset Manager Solutions, Inc.
P.O. Box 219953
Kansas City, MO 64121-9953
Attn: Cohen & Steers Preferred Securities and Income Fund, Inc.
A written redemption request must:
•	state the number of shares or dollar amount to be redeemed;
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•	identify your account number and tax identification number; and
•	be signed by each registered owner exactly as the shares are registered.
If the shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to the Transfer Agent together with a redemption request.
For redemptions made by corporations, executors, administrators or guardians, the Transfer Agent may require additional supporting documents evidencing the authority of the person making the redemption (including evidence of appointment or incumbency). For additional information regarding the specific documentation required, contact the Transfer Agent at (800) 437-9912.
The Transfer Agent will not consider your redemption request to be properly made until it receives all required documentation in proper form.
Other Redemption Information
Payment of Redemption Proceeds
Except as noted below, the Fund normally sends redemption proceeds to redeeming shareholders by mailing a check or via electronic transfer ACH within five business days after a redemption request is received in good order. Redemptions by wire will normally be sent within two business days. Regardless of the methods used to pay redemption proceeds, there may be instances where payments may take up to seven calendar days. When proceeds of redemptions are to be paid to someone other than the shareholder, either by wire or check, you must send a letter of instruction and the signature(s) on the letter of instruction must be guaranteed, as described below, regardless of the amount of the redemption. The Fund will delay the payment of redemption proceeds, however, if the check used to purchase the shares to be redeemed has not cleared, which may take up to 15 days or more. The Fund may suspend the right of redemption or postpone the date of payment if trading is halted or restricted on the NYSE or under other emergency conditions, including as determined by the SEC or as permitted by the 1940 Act.
The Fund may establish policies permitting the Fund’s transfer agent to place a temporary hold for up to 25 business days on the disbursement of redemption proceeds from an account held directly with the Fund if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. “Specified Adult” refers to an individual who is a natural person (i) age 65 and older, or (ii) age 18 and older and whom the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests. The transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, neither the transfer agent nor the fund is required to delay the disbursement of redemption proceeds and nor do they assume any obligation to do so.
Under normal market conditions, the Fund expects to meet redemption requests by check, ACH or wire, as described above, through the sale of readily marketable portfolio securities or using cash on hand. The Fund may also meet all or a portion of your redemption proceeds with readily marketable
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portfolio securities of the Fund transferred into your name (“in-kind”) in the following circumstances: (i) if the Advisor believes that stressed economic conditions exist or (ii) if the Advisor otherwise determines that meeting redemption requests by selling portfolio securities or using cash on hand would be detrimental to the best interests of the Fund and remaining shareholders. In-kind redemptions generally, but not necessarily, result in a pro rata distribution of each security held in a Fund’s portfolio. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of the period.
Cost Basis Reporting
Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see the Subscription Agreement or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
Signature Guarantee
You may need to have your signature guaranteed (STAMP 2000 Medallion) in certain situations, such as:
•	sending written requests to wire redemption proceeds (if not previously authorized on the Subscription Agreement);
•	sending redemption proceeds to any person, address or bank account not on record; and
•	transferring redemption proceeds to a Cohen & Steers fund account with a different registration (name/ownership) from yours.
You can obtain a signature guarantee from most banks, savings institutions, broker-dealers and other guarantors acceptable to the Fund. The Fund cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. A medallion signature guarantee may be waived in certain limited circumstances. A Signature Validation Program stamp may be accepted for certain non-financial shareholder account changes.
Systematic Withdrawal Plan
Shareholders may redeem their shares through a Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. If you elect this
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method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. For additional information on the SWP, please contact the Transfer Agent at (800) 437-9912. The SWP may be terminated at any time by the Fund.
Redemption of Small Accounts
If your Fund account value falls below $250 as the result of any voluntary redemption, we may redeem your remaining shares. We will, however, give you 30 days’ notice of our intention to do so. During this 30-day notice period, you may make additional investments to increase your account value above the minimum purchase amount and avoid having the Fund automatically liquidate your account.

Frequent Purchases and Redemptions of Fund Shares
The Fund is designed for long-term investors. Excessive trading, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm portfolio performance. For example, in order to handle large flows of cash into and out of the Fund, a portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. Additionally, excessive trading is a concern for the Fund because the Fund’s portfolio will have foreign securities and therefore could be subject to time-zone arbitrage.
Because of potential harm to the Fund and its long-term investors, the Board of Directors of the Fund has adopted policies and procedures to discourage and prevent excessive trading and short-term market timing. As part of these policies and procedures, the Advisor monitors purchase, exchange and redemption activity in Fund shares. The intent is not to inhibit legitimate strategies such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of the Fund’s shares. Under these procedures, the Fund generally prohibits more than two purchases and sales or exchanges of its shares within a 60 day calendar year period.
The following transactions are excluded when determining whether trading activity is excessive: (i) transfers associated with systematic purchases or redemptions; (ii) transactions through firm- sponsored, discretionary asset allocation or wrap programs; and (iii) transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund’s policy.
If, based on these procedures, the Advisor determines that a shareholder is engaged in, or has engaged in, market timing or excessive trading, we may place a temporary or permanent block on all further purchases or exchanges of Fund shares.
Multiple accounts under common ownership or control may be considered one account for the purpose of determining a pattern of excessive trading, short-term market timing or other abusive trading practices.
The Fund will also utilize fair value pricing in an effort to reduce arbitrage opportunities available to short-term traders.
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Due to the complexity involved in identifying excessive trading and market timing activity, there can be no guarantee that the Fund will be able to identify and restrict such activity in all cases. Additionally, it is more difficult for the Fund to monitor the trading activity of beneficial owners of Fund shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares in a single account.
In certain circumstances the Fund may accept frequent trading restrictions of intermediaries that differ from the Fund’s policies. Since such intermediaries execute or administer transactions with many fund families, it may be impractical for them to enforce a particular fund’s frequent trading or exchange policy. These alternate trading restrictions would be authorized only if the Fund believes that the alternate restrictions would provide reasonable protection to the Fund and its shareholders. The Fund reserves the right to prohibit any purchase, sale or exchange of its shares that the Fund believes may be disruptive to the Fund or its long-term investors.

Additional Information

Distribution Plan (Class A, Class C and Class R Shares Only)
The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a “Distribution Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its shares. Under the Distribution Plan, the Fund may pay the Distributor a monthly distribution fee at an annual rate of up to 0.25%, 0.75% and 0.50% of the average daily net assets attributable to the Fund’s Class A, Class C and Class R shares, respectively. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Distributor uses the amounts received under the Distribution Plan for payments to qualifying dealers for their assistance in the distribution of the Fund’s shares and for other expenses such as advertising costs and the payment for the printing and distribution of Prospectuses to prospective investors. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.
Although the Distributor may retain a portion of the distribution fee, payments received under the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of the Distributor. The Distributor and/or the Advisor bears distribution expenses to the extent they are not covered by payments under the Distribution Plan. Any distribution expenses incurred by the Distributor in the current fiscal year of the Fund, which are not reimbursed from payments under the Distribution Plan accrued in the current fiscal year, will not be carried over for payment under the Distribution Plan in any subsequent year.

Shareholder Services Plan (CLASS A, CLASS C AND CLASS I  SHARES ONLY)
The Fund has also adopted a shareholder services plan, pursuant to which the Fund pays the Distributor a service fee at an annual rate of up to 0.10%, 0.25% and 0.10% of the average daily net assets attributable to the Fund’s Class A, Class C and Class I shares, respectively. Under this plan, the
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Fund or the Distributor may enter into agreements with qualified financial institutions to provide these shareholder services, and the Distributor is responsible for payment to the financial institutions. Services provided may include customer service and account maintenance, and may vary based on the services offered by your financial institution and the class of shares in which you invest. You should contact your financial institution about services offered and which share class is best for you.

Networking and Sub-Transfer Agency Fees
The Fund and/or the Distributor may also enter into agreements with financial intermediaries pursuant to which the Fund will pay financial intermediaries for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by such financial intermediaries, or (2) per account fee based on the number of Fund shareholders serviced by such financial intermediaries. Currently, any payments made pursuant to such an agreement are paid under the shareholder services plan described above. From time to time, the Advisor may pay a portion of the fees for networking or sub-transfer agency services at its own expense and out of its own profits.

Other Compensation
The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries for distribution, administrative or other services. These payments may be significant to the dealers and the financial intermediaries, and may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Fund receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, such as a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Please contact your dealer or intermediary for details about payments it may receive. For further details, please consult the SAI.

Dividends and Distributions
The Fund intends to declare and pay distributions monthly at a level rate. Paying distributions at a level rate may result in a return of capital to investors if the Fund’s income and gains are not sufficient to support the level rate distribution. The Fund intends to distribute net realized capital gains, if any, at least once each year, normally in December. The Transfer Agent will automatically reinvest your dividends and distributions in additional shares of the Fund unless you elected to have them paid to you in cash. If you elect to have dividends and distributions paid in cash and a dividend or distribution check mailed to you is returned as undeliverable or is not presented for payment within six months, the Transfer Agent will reinvest the dividend or distribution in additional shares of the Fund promptly and the check will be canceled. In addition, future dividends and distributions will be automatically reinvested in additional shares of the Fund unless you contact the Fund or Transfer Agent and request to receive distributions by check.
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Tax Considerations
The following tax discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Further, this discussion does not address tax consequences to specific types of shareholders such as tax-advantaged retirement plans or foreign shareholders (defined below). In the SAI, we have provided more detailed information regarding the tax consequences of investing in the Fund. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.
Dividends paid to you out of the Fund’s investment income will generally be taxable to you as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from the sale of investments that the Fund owned for one year or less are taxable to you as ordinary income.
If a portion of the Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions reported by the Fund as derived from “qualified dividend income” (“QDI”) will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided certain holding period and other requirements are met by both the shareholder and the Fund. Dividend income that the Fund receives from U.S. REITs will generally not be treated as QDI and will not qualify for the dividends-received deduction.It is unclear the extent to which distributions the Fund receives from investments in certain preferred securities will be eligible for treatment as QDI or for the corporate dividends-received deduction. The Fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.
Between 2018 and 2025, “Qualified REIT dividends” are treated as eligible for a 20% deduction by non-corporate taxpayers. Qualified REIT dividends are dividends received from REITs that are neither capital gain dividends nor are eligible for treatment as qualified dividends. Proposed regulations issued by the IRS enable the Fund to pass-through Qualified REIT dividends to its shareholders, provided the shareholders meet certain holding period requirements with respect to their shares.
A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net gains recognized on the sale, exchange or other taxable disposition of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
Because of “non-cash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return of capital
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distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares. If you buy shares of the Fund when the Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.
A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.
Each year, we will notify you of the tax status of dividends and other distributions.
The Fund has elected to be treated as, and intends to qualify each year to be treated as, a regulated investment company (“RIC”) under U.S. federal income tax law. In order to qualify and be treated as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income” as defined in the Code and meet requirements with respect to diversification of assets and distribution of income and gains. If the Fund does so, the Fund generally will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund were to fail to meet any one of these requirements, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would be subject to tax on its taxable income and net capital gains at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.
Any transaction by the Fund in foreign currencies, foreign currency-denominated debt securities or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.
Certain of the Fund’s investments, including investments in certain debt instruments, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, which may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements or otherwise qualify for treatment as a RIC.
If you sell or redeem your Fund shares, or exchange them for shares of another Cohen & Steers open-end fund, you may realize a capital gain or loss (provided the shares are held as a capital asset) which will be long-term or short-term, depending generally on your holding period for the shares.
We may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable if you:
•	fail to provide us with your correct taxpayer identification number;
58

•	fail to make required certifications; or
•	have been notified by the IRS that you are subject to backup withholding.
Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.
Fund distributions also may be subject to state and local taxes. You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.
Non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships (foreign shareholders) are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
The foregoing discussion is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial, or administrative action, possibly with retroactive effect. Such changes may have a negative impact on the Fund or its investors. You should consult with your own tax advisor regarding potential consequences of changes in tax laws for investors in the Fund.
Please see the SAI for more detailed tax information.
59

Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of the Fund’s Class A, C, F, I, R and Z shares, each for the fiscal periods shown below. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights have been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s audited financial statements, is included in the Fund’s current annual report, which is available free of charge upon request or by visiting www.cohenandsteers.com.
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.
	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.14	$13.41	$13.57	$13.56	$12.87
Income (loss) from investment operations:
Net investment income (loss)(a)	0.59	0.60	0.62	0.65	0.71
Net realized and unrealized gain (loss)	(1.27)	0.86	(0.05)	0.12	0.76
Total from investment operations	(0.68)	1.46	0.57	0.77	1.47
Less dividends and distributions to shareholders from:
Net investment income	(0.65)	(0.65)	(0.62)	(0.64)	(0.69)
Net realized gain	(0.04)	(0.08)	(0.10)	(0.06)	(0.09)
Tax return of capital	(0.02)	—	(0.01)	(0.06)	—
Total dividends and distributions to shareholders	(0.71)	(0.73)	(0.73)	(0.76)	(0.78)
Net increase (decrease) in net asset value	(1.39)	0.73	(0.16)	0.01	0.69
Net asset value, end of period	$12.75	$14.14	$13.41	$13.57	$13.56

Total return(b),(c)	-4.96%	11.04%	4.23%	5.78%	11.61%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$661.8	$981.8	$926.0	$779.4	$568.2
Ratios to average daily net assets:
Expenses (before expense reduction)	1.15%	1.16%	1.18%	1.19%	1.19%
Expenses (net of expense reduction)	1.15%	1.16%	1.18%	1.17%	1.12%
Net investment income (loss) (before expense reduction)	4.31%	4.24%	4.56%	4.75%	5.18%
Net investment income (loss) (net of expense reduction)	4.31%	4.24%	4.56%	4.77%	5.25%
Portfolio turnover rate	51%	36%	51%	46%	41%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Does not reflect sales charges, which would reduce return.
60

Financial Highlights—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.06	$13.34	$13.50	$13.49	$12.81
Income (loss) from investment operations:
Net investment income (loss)(a)	0.50	0.50	0.53	0.56	0.62
Net realized and unrealized gain (loss)	(1.26)	0.85	(0.05)	0.12	0.75
Total from investment operations	(0.76)	1.35	0.48	0.68	1.37
Less dividends and distributions to shareholders from:
Net investment income	(0.56)	(0.55)	(0.53)	(0.55)	(0.60)
Net realized gain	(0.04)	(0.08)	(0.10)	(0.06)	(0.09)
Tax return of capital	(0.02)	—	(0.01)	(0.06)	—
Total dividends and distributions to shareholders	(0.62)	(0.63)	(0.64)	(0.67)	(0.69)
Net increase (decrease) in net asset value	(1.38)	0.72	(0.16)	0.01	0.68
Net asset value, end of period	$12.68	$14.06	$13.34	$13.50	$13.49

Total return(b),(c)	-5.54%	10.30%	3.60%	5.09%	10.85%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$650.9	$838.1	$857.0	$683.5	$548.6
Ratios to average daily net assets:
Expenses (before expense reduction)	1.80%	1.81%	1.83%	1.84%	1.84%
Expenses (net of expense reduction)	1.80%	1.81%	1.83%	1.82%	1.77%
Net investment income (loss) (before expense reduction)	3.68%	3.59%	3.91%	4.08%	4.53%
Net investment income (loss) (net of expense reduction)	3.68%	3.59%	3.91%	4.10%	4.60%
Portfolio turnover rate	51%	36%	51%	46%	41%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Does not reflect sales charges, which would reduce return.
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Financial Highlights—(Continued)

	Class F
	For the Year Ended December 31, 2018	For the Period April 3, 2017(a) through December 31, 2017
Per Share Operating Performance:
Net asset value, beginning of period	$14.16	$13.82
Income (loss) from investment operations:
Net investment income (loss)(b)	0.64	0.53
Net realized and unrealized gain (loss)	(1.27)	0.40
Total from investment operations	(0.63)	0.93
Less dividends and distributions to shareholders from:
Net investment income	(0.70)	(0.51)
Net realized gain	(0.04)	(0.08)
Tax return of capital	(0.02)	—
Total dividends and distributions to shareholders	(0.76)	(0.59)
Net increase (decrease) in net asset value	(1.39)	0.34
Net asset value, end of period	$12.77	$14.16

Total return(c)	-4.62%	6.79% (d)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$560.0	$616.5
Ratios to average daily net assets:
Expenses (before expense reduction)	0.80%	0.81% (e)
Expenses (net of expense reduction)	0.80%	0.81% (e)
Net investment income (loss) (before expense reduction)	4.71%	5.20% (e)
Net investment income (loss) (net of expense reduction)	4.71%	5.20% (e)
Portfolio turnover rate	51%	36% (d)

(a)	Inception date.
(b)	Calculation based on average shares outstanding.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Not annualized.
(e)	Annualized.
62

Financial Highlights—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.17	$13.44	$13.60	$13.58	$12.88
Income (loss) from investment operations:
Net investment income (loss)(a)	0.63	0.64	0.67	0.70	0.76
Net realized and unrealized gain (loss)	(1.27)	0.86	(0.06)	0.12	0.76
Total from investment operations	(0.64)	1.50	0.61	0.82	1.52
Less dividends and distributions to shareholders from:
Net investment income	(0.69)	(0.69)	(0.66)	(0.68)	(0.73)
Net realized gain	(0.04)	(0.08)	(0.10)	(0.06)	(0.09)
Tax return of capital	(0.02)	—	(0.01)	(0.06)	—
Total dividends and distributions to shareholders	(0.75)	(0.77)	(0.77)	(0.80)	(0.82)
Net increase (decrease) in net asset value	(1.39)	0.73	(0.16)	0.02	0.70
Net asset value, end of period	$12.78	$14.17	$13.44	$13.60	$13.58

Total return(b)	-4.66%	11.37%	4.58%	6.20%	12.00%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,840.0	$5,466.7	$4,525.8	$3,228.7	$2,047.6
Ratios to average daily net assets:
Expenses (before expense reduction)	0.86%	0.87%	0.88%	0.88%	0.90%
Expenses (net of expense reduction)	0.85%	0.85%	0.85%	0.83%	0.77%
Net investment income (loss) (before expense reduction)	4.61%	4.53%	4.86%	5.07%	5.49%
Net investment income (loss) (net of expense reduction)	4.62%	4.55%	4.89%	5.12%	5.62%
Portfolio turnover rate	51%	36%	51%	46%	41%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
63

Financial Highlights—(Continued)

	Class R
	For the Year Ended December 31,				For the Period October 1, 2014(a) through December 31, 2014
Per Share Operating Performance:	2018	2017	2016	2015
Net asset value, beginning of period	$14.15	$13.42	$13.60	$13.58	$13.55
Income (loss) from investment operations:
Net investment income (loss)(b)	0.57	0.57	0.62	0.64	0.17
Net realized and unrealized gain (loss)	(1.26)	0.86	(0.08)	0.12	0.05
Total from investment operations	(0.69)	1.43	0.54	0.76	0.22
Less dividends and distributions to shareholders from:
Net investment income	(0.63)	(0.62)	(0.61)	(0.62)	(0.10)
Net realized gain	(0.04)	(0.08)	(0.10)	(0.06)	(0.09)
Tax return of capital	(0.02)	—	(0.01)	(0.06)	—
Total dividends and distributions to shareholders	(0.69)	(0.70)	(0.72)	(0.74)	(0.19)
Net increase (decrease) in net asset value	(1.38)	0.73	(0.18)	0.02	0.03
Net asset value, end of period	$12.77	$14.15	$13.42	$13.60	$13.58

Total return(c)	-5.03%	10.86%	4.00%	5.67%	1.66% (d)

Ratios/Supplemental Data:
Net assets, end of period (in 000’s)	$2,320.8	$2,428.5	$4,094.7	$204.8	$10.0
Ratios to average daily net assets:
Expenses (before expense reduction)	1.30%	1.31%	1.33%	1.34%	1.36% (e)
Expenses (net of expense reduction)	1.30%	1.31%	1.33%	1.33%	1.30% (e)
Net investment income (loss) (before expense reduction)	4.22%	4.09%	4.49%	4.73%	4.88% (e)
Net investment income (loss) (net of expense reduction)	4.22%	4.09%	4.49%	4.74%	4.94% (e)
Portfolio turnover rate	51%	36%	51%	46%	41% (d)

(a)	Inception date.
(b)	Calculation based on average shares outstanding.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Not annualized.
(e)	Annualized.
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Financial Highlights—(Continued)

	Class Z
	For the Year Ended December 31,				For the Period October 1, 2014(a) through December 31, 2014
Per Share Operating Performance:	2018	2017	2016	2015
Net asset value, beginning of period	$14.16	$13.43	$13.59	$13.58	$13.55
Income (loss) from investment operations:
Net investment income (loss)(b)	0.64	0.66	0.69	0.71	0.18
Net realized and unrealized gain (loss)	(1.26)	0.84	(0.08)	0.10	0.06
Total from investment operations	(0.62)	1.50	0.61	0.81	0.24
Less dividends and distributions to shareholders from:
Net investment income	(0.70)	(0.69)	(0.66)	(0.68)	(0.12)
Net realized gain	(0.04)	(0.08)	(0.10)	(0.06)	(0.09)
Tax return of capital	(0.02)	—	(0.01)	(0.06)	—
Total dividends and distributions to shareholders	(0.76)	(0.77)	(0.77)	(0.80)	(0.21)
Net increase (decrease) in net asset value	(1.38)	0.73	(0.16)	0.01	0.03
Net asset value, end of period	$12.78	$14.16	$13.43	$13.59	$13.58

Total return(c)	-4.55%	11.41%	4.59%	6.13%	1.78% (d)

Ratios/Supplemental Data:
Net assets, end of period (in 000’s)	$1,934.2	$862.2	$141.6	$32.4	$10.0
Ratios to average daily net assets:
Expenses (before expense reduction)	0.80%	0.81%	0.83%	0.84%	0.85% (e)
Expenses (net of expense reduction)	0.80%	0.81%	0.83%	0.83%	0.80% (e)
Net investment income (loss) (before expense reduction)	4.76%	4.70%	5.07%	5.20%	5.35% (e)
Net investment income (loss) (net of expense reduction)	4.76%	4.70%	5.07%	5.21%	5.40% (e)
Portfolio turnover rate	51%	36%	51%	46%	41% (d)

(a)	Inception date.
(b)	Calculation based on average shares outstanding.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Not annualized.
(e)	Annualized.
65

Appendix to the Prospectus dated MAY 1, 2019 of Cohen & Steers Preferred Securities and Income Fund, Inc.

APPENDIX: SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH CERTAIN INTERMEDIARIES
The information in this Appendix is a part of, and incorporated into, the Prospectus for your Fund, and must be delivered with the Prospectus.
The Fund offers a number of ways to reduce or eliminate the initial sales charge on Class A shares, which are set forth in the Prospectus. The Prospectus also sets forth certain circumstances under which the Fund allows Class A shares to be sold at net asset value or will waive or reduce the sales charge imposed on purchases or redemptions of Class A or Class C shares. The availability of the sales charge reductions and waivers discussed in the Prospectus will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. Certain intermediaries may have different policies and procedures regarding the availability of sales charge reductions or waivers, which are set forth below. In all instances, it is the investor’s responsibility to notify the Fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for any sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
CLASS A AND CLASS C SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH MERRILL LYNCH
Effective April 10, 2017, Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following initial sales charge waivers and contingent deferred sales charge waivers and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI. Additional details regarding these waivers and discounts are available from Merrill Lynch.
Initial Sales Charge Waivers On Class A Shares
Merrill Lynch will waive the entire initial sales charge on Class A shares for the following categories of investors:
•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
66

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment advisor or any of its affiliates, as described in the Prospectus
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to an initial or deferred sales charge (known as Rights of Reinstatement)
CDSC Waivers On Class A And Class C Shares
Merrill Lynch will waive the entire CDSC on Class A and Class C shares in the following circumstances:
•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a Right of Reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
Initial Sales Charge Discounts: Breakpoints, Rights of Accumulation & Letters of Intent
•	Breakpoints as described in the Prospectus
•	Rights of Accumulation, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (“LOI”), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time
67

Front End Sales Charge Waivers on Class A Shares available at Ameriprise Financial
Shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)
•	Shares purchased by third-party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great-grandmother, great-grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great-grandson, great-granddaughter) or any spouse of a covered family member who is a lineal descendant
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement)
Front End Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales
68

charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s shares class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end deferred sales charge (sometimes known as Rights of Reinstatement)
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC., & RAYMOND JAMES AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front End Sales Load Waivers on Class A Shares available at Raymond James
•	Shares purchased in an investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occurs in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
69

CDSC Waivers on Classes A and C Shares available at Raymond James
•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching 70½ as described in the Fund’s prospectus
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
•	Shares acquired through a right of reinstatement
Front-end Load Discounts Available at Raymond James: Breakpoints and/or Rights of Accumulation
•	Breakpoints as described in this prospectus
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
70

Cohen & Steers Preferred Securities and Income Fund, Inc. — Class A, Class C, Class F, Class I, Class R and Class Z Shares
THE USA PATRIOT ACT
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information on obtaining, verifying and recording this information please see the “Purchasing the Class of Fund Shares that is Best for You.”
What this means for you: when you open an account, we will ask you for your name, address, date of birth and other information that will allow us to identify you. This information will be verified to ensure the identity of all individuals opening a mutual fund account.
Subscription Agreement
 1Account Type (Please print; indicate only one registration type)
□    A.    Individual or Joint Account*
			⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
Name			Social Security Number**											Date of Birth
			⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
Name of Joint Owner, if any			Social Security Number**											Date of Birth
Citizenship:	□ U.S. Citizen	□ Resident Alien
Country of Citizenship
□    B.    Uniform Gifts/Transfers to Minors (UGMA/UTMA)
			⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
Custodian’s name (only one permitted)			Social Security Number**											Date of Birth
			⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
Minor’s name (only one permitted)			Social Security Number**											Date of Birth
under the			Uniform Gifts/Transfers to Minors Act
(state residence of minor)
Citizenship of custodian:	□ U.S. Citizen	□ Resident Alien
Country of Citizenship
Citizenship of minor:	□ U.S. Citizen	□ Resident Alien
Country of Citizenship
□    C.    Trust, Corporation or Other Entity***

Name of Trust, Corporation or Other Entity	Tax Identification Number**	Date of Trust Agreement***
Check the box that describes the entity establishing the account:
□  U.S. Financial Institution governed by a federal regulator.
□  Bank governed by a U.S. state bank regulator.
□  Corporation. If Corporation, provide the tax classification:

(C = C Corporation, S = S Corporation).† Attach a copy of the certified articles of incorporation or business license unless the corporation is publicly traded on the New York Stock Exchange or NASDAQ. If so, please provide ticker symbol:

□  Retirement plan governed by ERISA.
□  Trust. Attach a copy of the Trust Agreement.
□  Partnership. Attach a copy of Partnership Agreement.
□  Limited Liability Company (LLC). If LLC, provide the tax classification:

(C = C Corporation, S = S Corporation, P = Partnership) †
□  U.S. Government Agency or Instrumentality.
CPXSAG-0519

□  Foreign correspondent account, foreign broker-dealer or foreign private banking account.
□  Other.

Attach copy of document that formed entity or by laws or similar document.
Call (800) 437-9912 to see if additional information is required.

*	All joint registrations will be registered as “joint tenants with rights of survivorship” unless otherwise specified.
**	If applied for, include a copy of application for social security or tax identification number.
***	In the event your account type is a Trust, Corporation or Other Entity (including a corporation, limited liability company, general partnership, statutory trust, non-profit or any similar business entity formed in the United States), a Legal Entity Beneficial Ownership Certification Form (the “Form”) must be completed by the person opening a new account on behalf of a legal entity. This form is available at https://www.cohenandsteers.com/page/fund-documents. If an Application requires a Form and a Form is not provided, the Application will be rejected.
†	If no classification is provided, per IRS regulations, your account will default to an S Corporation.
 2Authorized Persons
If you are establishing an account under 1C above as a (i) Corporation (non-publicly traded), (ii) Partnership, (iii) Trust or (iv) Other, information on each of the individuals authorized to effect transactions must be provided below:
			⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
Authorized Individual/Trustee			Social Security Number*											Date of Birth
			⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
Authorized Individual/Trustee			Social Security Number*											Date of Birth
Citizenship:	□ U.S. Citizen	□Resident Alien
Country of Citizenship
(If there are more than two authorized persons, provide the information, in the same format, on a separate sheet for each such additional person.)
*	If applied for, include a copy of application for social security number.
**	Nonresident aliens must include a copy of a government-issued photo ID with this application.
 3Address
(If mailing address is a post office box, a street address is also required. APO and FPO addresses will be accepted.)
Registrant Street Address
( )
Street		Home Telephone Number
( )
City and State	Zip Code	Business Telephone Number
Mailing Address	City	State	Zip

Joint Registrant Street Address (required if different than Registrant Address above)
Address	City	State	Zip
 4Investment Information
Class of shares (please check one):    □ A    □ C     □ F     □ I    □ R     □ Z
(Class A purchased if no box checked)
$

Amount to invest (must meet minimum investment requirement). Do not send cash. Investment will be paid for by
(please check one):
□  Check or draft made payable to “Cohen & Steers Preferred Securities and Income Fund, Inc.”
□  Wire through the Federal Reserve System.*

*	Call (800) 437-9912 to notify the Fund of investments by wire and to obtain an account number. See the Purchase of Fund Shares section of the Prospectus for wire instructions.
 5Cost Basis Information
Federal law requires mutual fund companies to report cost basis information to shareholders and to the Internal Revenue Service (“IRS”) on mutual fund shares acquired and subsequently redeemed after December 31, 2011 (“covered shares”). In order to provide you and the IRS with accurate cost basis accounting, you are being asked to select a cost basis method to be applied to your covered shares.

Please consult your tax adviser to determine which method best suits your individual tax situation.
If you do not elect a method, the Fund default method of Average Cost will apply until it is either revoked or changed by you.
Please check one of the following available cost basis methods:
□  Average Cost (ACST) — The purchase price of all shares in the account are averaged
□  First In, First Out (FIFO) — Depletes shares beginning with the earliest acquisition date
□  Last In, First Out (LIFO) — Depletes shares beginning with the most recent acquisition date
□  High Cost (HIFO) — Depletes shares beginning with the most expensive shares
□  Low Cost (LOFO) — Depletes shares beginning with the least expensive shares
□  Loss/Gain Utilization (LGUT) — Depletes shares with losses prior to shares with gains and short-term shares prior to long-term shares
□  Specific Lot Identification — Depletes shares according to the lots chosen by the shareholder at the time of each redemption. If you choose this method, you will need to select a secondary cost basis method to be used for systematic redemptions in cases where the lots you designate are insufficient or unavailable. Please check one of the following:
□  First In, First Out (FIFO)
□  Last In, First Out (LIFO)
□  High Cost (HIFO)
□  Low Cost (LOFO)
□  Loss/Gain Utilization (LGUT)
Your elected cost basis method will be applied to all covered shares in this account and future accounts opened with the Cohen & Steers Funds that have the identical name, account type and registration as listed on this Subscription Agreement.
 6Automatic Investment Plan
A.	The automatic investment plan makes possible regularly scheduled monthly purchases of Fund shares. The Fund’s Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of the Fund.

Please debit $ from my checking account beginning on	*.
(Month)
Please debit my account on (check one):     □    1st of Month□    15th of Month
B.	□ Please establish the Auto-Buy option, which allows you to make additional investments on dates you choose by having an amount of money selected by you ($100 minimum) deducted from your checking account.*
*	To initiate the Automatic Investment Plan or the Auto-Buy option, section 11 of this Subscription Agreement must be completed.
 7Reduced Sales Charge (Class A Only)
Aggregating Accounts or Rights of Accumulation
□  I apply for Aggregating Accounts reduced sales charges based on the following accounts:
□  I apply for Rights of Accumulation reduced sales charges based on the following accounts:
Account Name	Social Security Number
1.	⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
2.	⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
3.	⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
Letter of Intention
□  I am already investing under an existing Letter of Intention.
□  I agree to the Letter of Intention provisions in the Fund’s current Prospectus. During a 12 month period, I plan to invest a dollar amount of at least: □  $100,000        □  $250,000        □  $500,000        □   $1,000,000
Net Asset Value Purchase
□  I certify that I qualify for an exemption from the sales charge by meeting the conditions set forth in the Prospectus.

 8Exchange Privileges
Exchange privileges will be automatically granted unless you check the box below. Shareholders wishing to exchange into other Cohen & Steers Funds or the SSgA Money Market Fund should consult the Exchange Privilege section of the Prospectus. (Note: If shares are being purchased through a dealer, please contact your dealer for availability of this service.)
□  I decline the exchange privilege.
 9Redemption Privileges
Shareholders may select the following redemption privileges by checking the box(es) below. See How to Sell Fund Shares section of the Prospectus for further details. Redemption privileges will be automatically declined for boxes not checked.
□  I authorize the Transfer Agent to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund’s current Prospectus.
□  I wish to have redemption proceeds paid by wire (please complete Section 11).
 10Distribution Options
Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.
Dividends	□ Reinvest.	□ Pay in cash.
Capital Gains	□ Reinvest.	□ Pay in cash.
□  I wish to have my distributions paid by wire (please complete Section 11).
 11Bank of Record (for Wire Instructions and/or Automatic Investment Plan)
Please attach a voided check from your bank account.

Bank Name		Bank ABA Number

Street or P.O. Box		Bank Account Number

City and State	Zip Code	Account Name
 12Signature and Certifications
(a)	By signing this agreement, I represent and warrant that:
(1)	I have the full right, power, capacity and authority to invest in the Fund;
(2)	I am of legal age in my state of residence or am an emancipated minor;
(3)	All of the information on this agreement is true and correct; and
(4)	I will notify the Fund immediately if there is any change in this information.
(b)	I have read the current Prospectus of the Fund and this agreement and agree to all their terms. I also agree that any shares purchased now or later are and will be subject to the terms of the Fund’s Prospectus as in effect from time to time. Further, I agree that the Fund, its administrators and service providers and any of their directors, trustees, employees and agents will not be liable for any claims, losses or expenses (including legal fees) for acting on any instructions believed to be genuine, provided that reasonable security procedures have been followed. If an account has multiple owners, the Fund may rely on the instructions of any one account owner unless all owners specifically instruct the Fund otherwise.
(c)	I am aware that under the laws of certain states, the assets in my account may be transferred (escheated) to the state if no activity occurs in my account within a specified period of time.
(d)	If I am a U.S. citizen, resident alien, or a representative of a U.S. entity, I certify, under penalty of perjury, that:
(1)	The taxpayer identification number and tax status shown on this form are correct.
(2)	I am not subject to backup withholding because:
• I am exempt from backup withholding, OR
•  I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, OR

•  The IRS has notified me that I am no longer subject to backup withholding.
NOTE: If you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return, you must cross out this Item 2.
(3)	I am a U.S. person (including resident alien).
(e)	Additional Certification:
(1)	Neither I (we), nor any person having a direct or indirect beneficial interest in the shares to be acquired, appears on any U.S. government published list of persons who are known or suspected to engage in money laundering activities, such as the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury. I (we) do not know or have any reason to suspect that (i) the monies used to fund my (our) investment have been or will be derived from or related to any illegal activities and (ii) the proceeds from my (our) investment will be used to finance any illegal activities.
(2)	I agree to provide such information and execute and deliver such documents as the Fund may reasonably request from time to time to verify the accuracy of the information provided in connection with the opening of an account or to comply with any law, rule or regulation to which the Fund may be subject, including compliance with anti-money laundering laws.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
X		x
Signature* (Owner, Trustee, Etc.)	Date	Signature* (Joint Owner, Co-Trustee)	Date

Name and Title

*	If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian’s name, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer or other authorized person should sign and print name and title above. Persons signing as representatives or fiduciaries of corporations, partnerships, trusts or other organizations are required to furnish corporate resolutions or similar documents providing evidence that they are authorized to effect securities transactions on behalf of the Investor (alternatively, the secretary or another designated officer of the entity may certify the authority of the persons signing on the space provided above).
Mail to: DST Asset Manager Solutions, Inc., P.O. Box 219953, Kansas City, MO 64121-9953
 For Authorized Dealer Use Only
We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Subscription Agreement and agree to notify the Transfer Agent of any purchases made under a Letter of Intention, Rights of Accumulation or Aggregating Accounts. If the Subscription Agreement includes a telephone redemption privilege, we guarantee the signature(s) above.

Dealer’s Name	Dealer Number

Main Office Address	Branch Number

Representative’s Name	Rep. Number
( )
Branch Address	Telephone Number

Authorized Signature of Dealer	Date

Cohen & Steers Preferred Securities and Income Fund, Inc.
To Obtain Additional Information about the Fund
If you would like additional information about Cohen & Steers Preferred Securities and Income Fund, Inc., the following documents are available to you without any charge either upon request or at www.cohenandsteers.com:
•	Annual/Semi-Annual Reports—Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal period.
•	Statement of Additional Information—Additional information about the Fund’s investments, structure and operations can be found in the SAI. The information presented in the SAI is incorporated by reference into this Prospectus and is legally considered to be part of the Prospectus.
To request a free copy of any of the materials described above as well as other information, or to make any other inquiries, please contact us:
By telephone	(800) 437-9912
By mail	Cohen & Steers Preferred Securities and Income Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219953
Kansas City, MO 64121-9953
By e-mail	marketing@cohenandsteers.com
On the Internet	www.cohenandsteers.com
This information may also be available from your broker or financial intermediary. In addition, information about the Fund (including the Fund’s SAI) may be obtained from the SEC:
•	By accessing the SEC’s Internet site at http://www.sec.gov where you can view, download and print the information.
•	By electronic request at the following e-mail address: publicinfo@sec.gov. Upon payment of a duplicating fee, copies of the information will be sent to you.
280 PARK AVENUE, NEW YORK, NEW YORK 10017
SEC File No. 811-22392
CPXPRO-0519

280 Park Avenue
New York, New York 10017
(800) 437-9912

Statement of Additional Information
May 1, 2019
This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the current Prospectus of each fund listed below (each, a “Fund” and collectively, the “Funds”), as such Prospectuses may be supplemented from time to time:
Fund	Abbreviation	Share Class/Ticker	Fiscal Year End	Prospectus Date
Cohen & Steers Low Duration Preferred and Income Fund, Inc.	Low Duration Preferred and Income Fund	Class A/LPXAX Class C/LPXCX Class F/LPXFX Class I/LPXIX Class R/LPXRX Class T/LPXTX Class Z/LPXZX	April 30	September 1, 2018, supplemented on December 19, 2018
Cohen & Steers Dividend Value Fund, Inc.	Dividend Value Fund	Class A/DVFAX Class C/DVFCX Class F/DVVFX Class I/DVFIX Class R/DVFRX Class Z/DVFZX	February 28	July 1, 2018, supplemented on December 19, 2018, February 14, 2019 and April 29, 2019
Cohen & Steers Global Infrastructure Fund, Inc.	Global Infrastructure Fund	Class A/CSUAX Class C/CSUCX Class F/CSUFX Class I/CSUIX Class R/CSURX Class Z/CSUZX	December 31	May 1, 2019
Cohen & Steers Global Realty Shares, Inc.	Global Realty Shares	Class A/CSFAX Class C/CSFCX Class F/GRSFX Class I/CSSPX Class R/GRSRX Class Z/CSFZX	December 31	May 1, 2019
Cohen & Steers Institutional Realty Shares, Inc.	Institutional Realty Shares	CSRIX	December 31	May 1, 2019
Cohen & Steers International Realty Fund, Inc.	International Realty Fund	Class A/IRFAX Class C/IRFCX Class F/IRFFX Class I/IRFIX Class R/IRFRX Class Z/IRFZX	December 31	May 1, 2019
Cohen & Steers MLP & Energy Opportunity Fund, Inc.	MLP & Energy Opportunity Fund	Class A/MLOAX Class C/MLOCX Class F/MLOFX Class I/MLOIX Class R/MLORX Class Z/MLOZX	November 30	April 1, 2019
Cohen & Steers Preferred Securities and Income Fund, Inc.	Preferred Securities and Income Fund	Class A/CPXAX Class C/CPXCX Class F/CPXFX Class I/CPXIX Class R/CPRRX Class Z/CPXZX	December 31	May 1, 2019
Cohen & Steers Real Assets Fund, Inc.	Real Assets Fund	Class A/RAPAX Class C/RAPCX Class F/RAPFX Class I/RAPIX Class R/RAPRX Class Z/RAPZX	December 31	May 1, 2019
Cohen & Steers Real Estate Securities Fund, Inc.	Real Estate Securities Fund	Class A/CSEIX Class C/CSCIX Class F/CREFX Class I/CSDIX Class R/CIRRX Class Z/CSZIX	December 31	May 1, 2019
Cohen & Steers Realty Shares, Inc.	Realty Shares	CSRSX	December 31	May 1, 2019
Cohen & Steers Preferred Securities and Income SMA Shares, Inc.	Preferred Securities and Income SMA Shares	PISHX	October 31	March 1, 2019

This SAI is incorporated by reference in its entirety into each Prospectus. Copies of the SAI, the Prospectuses and each Fund’s Annual and Semi-Annual Reports may be obtained free of charge by writing to the address or calling the phone number shown above or by visiting cohenandsteers.com.

Statement of Additional Information

Each Fund is a diversified or non-diversified open-end management investment company, as indicated below, and is organized as a Maryland corporation on the following respective dates:
Fund	Diversification Status	Date of Incorporation
Low Duration Preferred and Income Fund	Diversified	September 2, 2015
Dividend Value Fund	Diversified	November 9, 2004
Global Infrastructure Fund	Diversified	January 13, 2004
Global Realty Shares	Diversified	February 14, 1997
Institutional Realty Shares	Non-diversified	October 13, 1999
International Realty Fund	Non-diversified	November 23, 2004
MLP & Energy Opportunity Fund	Non-diversified	July 8, 2013
Preferred Securities and Income Fund	Diversified	February 22, 2010
Real Assets Fund	Diversified	October 25, 2011
Real Estate Securities Fund	Non-diversified	July 3, 1997
Realty Shares	Non-diversified	April 26, 1991
Preferred Securities and Income SMA Shares	Non-diversified	November 16, 2018
Realty Shares and Institutional Realty Shares are no-load Funds that offer a single class of shares. Preferred Securities and Income SMA Shares is a “no-fee” Fund that also offers a single class of shares. Each other Fund is a Multiclass Fund and, except for Preferred Securities and Income Fund and Real Estate Securities Fund, offers five share classes. Preferred Securities and Income Fund and Real Estate Securities Fund offer six share classes, as Class F shares are currently available for purchase only in these two funds. Class T shares are currently not available for purchase in any Fund.
Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. No investment in the shares of a Fund should be made without first reading the Prospectus.

Investment Strategies and Policies

The following chart, which supplements the information in each Fund’s Prospectus, indicates some of the specific investments and investment techniques applicable to each Fund. Additional policies and restrictions (including total or net asset limitations) are described in the Prospectus and below in this SAI. See the applicable Fund’s Prospectus and Additional Information Regarding Fund Investments in this SAI for more information, including important risk disclosure about the investments and investment techniques applicable to your Fund.
Types of Investments	Low Duration Preferred and Income Fund	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Preferred Securities and Income Fund
Below Investment Grade Securities	✓	✓		✓			✓	✓	✓	✓		✓
Borrowing for Investment Purposes	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Canadian Royalty Trusts			✓				✓		✓

Types of Investments	Low Duration Preferred and Income Fund	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Preferred Securities and Income Fund
Cayman Subsidiary									✓
Cash Reserves	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Commodities							✓		✓
Companies in the Financials Sector	✓	✓					✓	✓	✓			✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Credit Derivatives	✓						✓	✓	✓			✓
Debt Securities	✓	✓	✓				✓	✓	✓	✓		✓
Energy Companies	✓	✓	✓				✓	✓	✓			✓
Exchange-Traded Notes							✓		✓
Foreign Currency and Currency Hedging Transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Gold and Other Precious Metals									✓
Healthcare Companies	✓	✓						✓				✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Industrial Companies	✓	✓	✓				✓	✓	✓			✓
Master Limited Partnerships		✓	✓				✓		✓
Natural Resource Companies							✓		✓
Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Companies and Real Estate Investment Trusts	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Short Sales	✓		✓	✓		✓	✓	✓	✓	✓	✓	✓
Swap Transactions	✓ [1]	✓ [2]					✓ [1]	✓ [1]	✓			✓ [1]
Telecommunications and Media Companies	✓	✓	✓					✓	✓			✓
Utility Companies	✓	✓	✓				✓	✓	✓			✓
Warrants and Rights	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

(1) Excludes commodity swaps.
(2) Interest rate swaps only.

Additional Information Regarding Fund Investments
The following descriptions supplement the information set forth in the Prospectuses and in the table above relating to each Fund’s investments and risks. Except as otherwise provided in the Prospectuses or as discussed below, each Fund’s investment objective, strategies and investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its investment objective or policies without written notice to shareholders. In addition, shareholders will be provided with at least 60 days prior written notice of any change to a Fund’s “80%” investment policy as described in that Fund’s Prospectus (e.g., Real Estate Securities Fund’s policy of investing at least 80% of its total assets in income-producing common stocks and other equity securities issued by real estate companies, such as real estate investment trusts (“REITs”)).

Below Investment Grade Securities
For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Dividend Value Fund, Global Realty Shares, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund: The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “high yield” or “junk” securities. These securities are subject to a greater risk of default. The prices of these lower-grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Lower-grade securities tend to be less liquid than investment grade securities. The market values of lower-grade securities tend to be more volatile than investment grade securities. A security will be considered to be below investment grade if it is rated as such by one nationally recognized statistical rating organization (“NRSRO”) (for example, below Baa3 or BBB- by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)) or, if unrated, are judged to be below investment grade by Cohen & Steers Capital Management, Inc. (the “Advisor”). Although a company’s senior debt rating may be, for example, BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating. See Appendix B for a description of certain ratings.
Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-quality debt securities, and a Fund’s ability to achieve its investment objective may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.
The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value (“NAV”) of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Borrowing for Investment Purposes
For each Fund (other than Global Realty Shares and Real Assets Fund): The Fund may not borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities.
Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made.
For Global Realty Shares: The Fund may not borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets.
For Real Assets Fund: The Fund may borrow money to the extent permitted by the Investment Company Act of 1940 (“1940 Act”), which provides that the Fund may borrow from a bank provided that immediately after any such borrowing, total assets (including the amount borrowed) less liabilities other than debt obligations represent at least 300% of outstanding debt obligations.

Canadian Royalty Trusts
For Global Infrastructure Fund, MLP & Energy Opportunity Fund and Real Assets Fund: The Fund may invest in Canadian royalty trusts. A Canadian royalty trust is a trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a Canadian royalty trust to finance internal growth through exploration is limited. Therefore, Canadian royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

Cayman Subsidiary
For Real Assets Fund: The Real Assets Fund may invest up to 25% of its total assets in Cohen & Steers Real Assets Fund, Ltd., its wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest in commodity-linked derivative instruments, as described under “Commodities” and “Derivatives Transactions” below, and investments related to gold and precious metals as described under “Gold and Precious Metals” below.

Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in the Fund’s Prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in the Fund’s Prospectus and in this SAI to investments by the Fund also may be deemed to include the Fund’s indirect investments through the Subsidiary.
The Subsidiary is not registered under the 1940 Act, and is not directly subject to its investor protections, except as noted in the Fund’s Prospectus or this SAI. However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Advisor. The Fund’s Board of Directors has oversight responsibility for the investment activities of the Fund, including its expected investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Advisor is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.
Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is incorporated), could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

Cash Reserves
For each Fund: Each Fund’s cash reserves, in each case held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of a Fund’s total assets. If the Advisor has difficulty finding an adequate number of undervalued equity securities, all or any portion of a Fund’s assets may also be invested temporarily in money market instruments. Cash reserves in excess of 20% of a Fund’s total assets will be maintained for defensive purposes only. These limitations on cash reserves do not apply to cash set aside to satisfy any applicable margin or collateral requirements for a Fund’s derivative positions.
Money market instruments in which a Fund may invest its cash reserves may consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements (see “Debt Securities—U.S. Government Obligations” below regarding U.S. Government obligations and “Repurchase Agreements” below regarding repurchase agreements); commercial paper rated by any NRSRO, such as Moody’s Investors Moody’s or S&P; certificates of deposit; bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds (see “Other Investment Companies”). A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.

Commodities
For Real Assets Fund and MLP & Energy Opportunity Fund: The Real Assets Fund gains exposure to commodities, either directly or through the Subsidiary, through commodity-linked derivative instruments such as commodity futures and forward contracts, commodity swaps agreements, options on commodity futures and structured notes linked to the value of commodities. Additional information on the Subsidiary is set forth under “Cayman Subsidiary” above. Additional information regarding specific commodity-linked derivatives is set forth under “Derivatives Transactions” below. The MLP & Energy Opportunity Fund gains exposure to commodities through its investment in master limited partnerships (“MLPs”) and related companies that operate in the energy sector. The Funds, either directly or through the Subsidiary for Real Assets Fund, may also gain exposure to commodities through investment in certain investment companies, including exchange-traded funds (“ETFs”), and other pooled investment vehicles that invest primarily in commodities or commodity-related instruments, and in exchange-traded notes (“ETNs”) linked to the value of commodities. The Real Assets Fund treats physically settled commodities contracts as cash-settled positions.
The prices of commodity-linked derivatives may move in different directions than investments in traditional equity and debt securities. For example, during periods of rising inflation, historically, debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically, the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.
Historically, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.
The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing. The Funds’ commodity-related investments may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on the Funds’ commodity-related investments are expected to exhibit low or negative correlation with stocks and bonds.

Companies in the Financials Sector
For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Dividend Value Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: Securities in which the Fund invests also may include securities of financial services companies. Companies in the financial services sector include commercial banks, industrial banks, insurance companies, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, real estate companies (including REITs) and companies providing similar services. The Funds may also have exposure to financial companies to the extent they are counterparties to the Funds’ derivative investments.

Events that affect the financial services sector will have a greater effect on these Funds than they would on a fund that is more widely diversified among a number of unrelated industries. For example, financial services companies can be significantly affected by availability and cost of capital and changes in interest rates, insurance claims activity and general economic conditions. Financial services companies are subject to extensive government regulations, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge and can have a significant impact on profitability. Losses resulting from financial difficulties of borrowers and declines in the value of assets can negatively impact the financial services industries.
The financial services sector is also subject to relatively rapid changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear. In the recent past, the financial services sector has experienced considerable financial distress, which has led to the implementation of government programs designed to ease that distress.

Convertible Securities
For each Fund: Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

credit derivatives
For Low Duration Preferred and Income Fund, Preferred Securities and Income SMA Shares, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: Credit derivative transactions include those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If a Fund is a buyer in a credit default swap agreement and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Cyber Security Risks
For each Fund: With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Advisor and Subadvisors) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, the Subadvisors (if applicable), or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Furthermore, as a result of breaches in cyber security or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or an entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. While the Fund has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Each of the Fund, the Advisor and the Subadvisors (if applicable) may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting each Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Debt Securities
For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, Preferred Securities and Income Fund, MLP & Energy

Opportunity Fund, Real Assets Fund and Real Estate Securities Fund: Each Fund may invest in debt securities (also referred to as “fixed-income” securities) to the extent described in its Prospectus.
Debt securities may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.
Corporate Debt Obligations. The Funds may invest in investment grade or below investment grade U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its portfolio managers may consider (i) general economic and financial conditions; (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country; and, (iii) other considerations deemed appropriate.
U.S. Government Obligations. The Funds may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.
Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the U.S. Treasury. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover their investment from the U.S. Government.
Mortgage-backed and Asset-backed Securities. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Dividend Value Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Estate Securities Fund and Real Assets Fund may also invest in mortgage- and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not guaranteed.
Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.
When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.
Collateralized Mortgage Obligations (“CMOs”). Preferred Securities and Income SMA Shares,Low Duration Preferred and Income Fund, Dividend Value Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Estate Securities Fund and Real Assets Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually.
CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, and their income streams. CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
In a typical CMO transaction, an issuer issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Municipal Securities. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund may invest in “Municipal Securities,” which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax (“AMT”) liability and may have other collateral federal income tax consequences. The Funds do not anticipate meeting the requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to pass through the tax-free character of income from municipal securities to the Funds’ shareholders.
The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications.
Senior Secured Floating Rate Loans. Preferred Securities and Income SMA Shares,Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are re-determined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (“LIBOR”), plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Funds may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.

Senior Loans in which Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Funds’ investments in Senior Loans will be more dependent on the analytical abilities of the Advisor than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Advisor may consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.
Bank Instruments. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund may invest in certificates of deposits, time deposits, and bankers’ acceptances from U.S. or foreign banks, including certificates of deposit (e.g., Eurodollar CDs) and time deposits (e.g., Eurodollar time deposits) of foreign branches of domestic banks. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.
Inflation-Linked Fixed-Income Securities. Real Assets Fund may invest in inflation-linked fixed-income securities. Inflation-linked fixed-income securities are securities which have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. The market for TIPS may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the Consumer Price Index) will accurately measure the real rate of inflation. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.
Such bonds may also be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked bonds issued by or related to companies or other entities not affiliated with governments. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.
A Fund’s investments in inflation-linked debt securities can cause the Fund to accrue income for tax purposes without a corresponding receipt of cash, which, because no cash is received at the time of accrual, may require the Fund to sell assets (including when not advantageous to do so) to satisfy the Fund’s distribution requirements (see “Taxation” below).

Energy Companies
For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, Preferred Securities and Income Fund, MLP & Energy

Opportunity Fund and Real Assets Fund: Energy companies in which the Funds may invest include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, exploration and production spending, the success of exploration projects, tax and other government regulations, weather or meteorological events, world events and economic conditions. The energy industries also may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events and economic conditions.

Exchange-Traded Notes
For MLP & Energy Opportunity Fund and Real Assets Fund: The Real Assets Fund may invest in ETNs linked to the value of commodities and the MLP & Energy Opportunity Fund may invest in ETNs linked to the value of master limited partnerships or master limited partnership indices. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Foreign Currency and Currency Hedging Transactions
For each Fund: In order to hedge against foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date), each Fund may enter into forward foreign currency exchange contracts (forward contracts), foreign currency futures contracts (foreign currency futures) and foreign currency swap agreements (foreign currency swaps), as well as purchase put or call options on foreign currencies, as described below. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund and Preferred Securities and Income Fund also may enter into options on currency futures contracts and are not limited to entering into currency transactions for hedging purposes. Each Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.
A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A foreign currency future is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a loan made in one currency for principal and interest payments of a loan of equal value in another currency. The Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap, or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, the Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency which acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.” Because in connection with a Fund’s foreign currency transactions an amount of that Fund’s assets equal to the amount of that Fund’s current commitment will be segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these transactions. The segregated assets will be marked-to-market on a daily basis.
A Fund may enter into a forward contract to attempt to minimize the risk to that Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.
A Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. U.S. exchange-traded futures are regulated by the Commodity Futures Trading Commission (“CFTC”). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date.
A Fund may enter into foreign currency swaps to shift its currency exposure from one currency to another currency. See “Swap Transactions” below regarding swap agreements.

A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and that Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to that Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
The successful use of foreign currency transactions will usually depend on the Advisor’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.

Futures Contracts and Options on Futures Contracts
For each Fund: Each Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.
Each Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, a Fund may enter into foreign currency futures contracts as described under “Foreign Currency and Currency Hedging Transactions.”
At the time a Fund purchases or sells a futures contract, it will designate on its records cash or liquid portfolio securities it believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under the contract. Depending on the nature of the transaction, the amounts that are designated may be based on the notional value of the futures contract or on the daily mark-to-market obligation under the futures contract and may be reduced by amounts on deposit with the broker. Alternatively, a Fund may “cover” its position by owning an offsetting position, for example, holding the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by a Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ custodian).
Each Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. A Fund may lose the expected benefit of transactions in financial contracts if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if a Fund had not entered into any futures transactions.
When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying asset until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying asset to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.
•	Price Limits. Some (not all exchanges have price change limits) futures exchanges impose on each futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.
•	Price Volatility. Despite the daily price limits on various futures exchanges, the price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.
•	Marking-to-Market Futures Positions. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited to the mark-to-market change in price from one day for any given futures contract. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account. Futures contracts, when entered into directly by the Fund on a qualified board or exchange, as defined in the Code, are taxed on the “marked-to-market” basis applicable to section 1256 contracts. To the extent Real Assets Fund invest in futures contracts indirectly through its Subsidiary, income from such contracts will be taxable to Real Assets Fund as ordinary income when it includes in its income its pro rata share of its Subsidiary’s income, as described in “Taxation—Investment in the Subsidiary” and “Taxation—Controlled Foreign Corporations.”
•	Margin. In connection with futures contracts and options on futures contracts, a Fund (directly or through its Subsidiary) typically posts margin directly to a futures commission merchant (“FCM”), who is expected typically to re-hypothecate the margin to an exchange or clearinghouse. Prior to re-hypothecation, such margin may be held by the FCM in commingled accounts with margin from other clients of the FCM. The margin maintained by the FCM is not subject to the regulatory protections provided by bank custody arrangements. If margin is posted to the FCM and re-hypothecated, neither the Fund nor the FCM to whom the margin was posted will have custody of the margin. If margin posted by the Fund is not maintained with the Fund’s custodian, the Fund is fully exposed to the fraud and unsecured credit risk of the FCM to whom the margin is posted.

For Real Assets Fund and MLP & Energy Opportunity Fund: The Funds, either directly or through the Subsidiary for Real Assets Fund, may also purchase and sell commodity futures contracts and can hold substantial positions in such contracts. The Funds’ investments in commodity futures contracts and related instruments may involve substantial risks. Some of the special characteristics and risks of these investments are described below.
Commodity futures contracts are agreements between two parties. One party agrees to buy a commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.
In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Fund’s obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the Fund’s rights under the futures contract.
Options on Securities and Stock Indexes
For each Fund: Each Fund may write covered call and put options and purchase call and put options on securities, stock indices or futures contracts (in the case of Real Assets Fund only). The Real Assets Fund may also invest in options on commodities futures contracts. In addition, Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund may enter into over-the-counter put and call options on securities and baskets of securities, indexes and other financial instruments.
An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy (in the case of a call option) a specified security or futures contract, as applicable, or to sell (in the case of a put option) a specified security from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.
A Fund, other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund, which are not required to cover written call options as discussed herein, may write a call or put option only if the option is “covered.” A call option on a security written by a Fund is covered if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by that Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by a Fund is “covered” if that Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of a Fund, and a Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund are not subject to these limitations.
A Fund, other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund, will cover call options on stock indices by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, that Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.
A Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, that Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of any portfolio securities underlying the option. A rise in the value of the security or index underlying a call option written by a Fund, exposes that Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, a Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of any portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing put options on securities or indices will increase a Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.
A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, that Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of that Fund’s security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when that Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position, and for certain options not on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability.
Risks of Derivatives Transactions
For each Fund: “Derivatives Transactions” as discussed in this SAI include, as applicable to each Fund, options; futures contracts and options thereon; interest rate transactions, such as swaps, caps, floors or collars; credit transactions; swaps; forward contracts; and structured investments. For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund, Derivatives Transactions include transactions that combine features of the Derivatives Transactions described in this SAI and other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.
Derivatives Transactions are also subject to regulatory risk. U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared over-the-counter (“OTC”) derivatives transactions. It is expected that these regulations will have a material impact on the Funds’ use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Funds and their swap counterparties and may increase the amount of margin the Funds are required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate the Funds’ current margin process. They will also effectively require changes to typical derivatives margin documentation. The Funds became subject to variation margin requirements under such rules in March 2017, and it is expected that the Funds will become subject to initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive. In addition, the SEC has issued a proposed rule governing the use of derivatives by mutual funds. While the impact of the new proposed regulations is still unknown, the regulations have the potential to increase the costs of using derivatives and may limit the availability of some forms of derivatives.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. A Fund could experience severe losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the Advisor or, if applicable, the Subadvisors (as defined below) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the securities, currency, interest rate or other reference asset underlying the Derivatives Transactions. Derivatives Transactions entered into to seek to manage the risks of a Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. For example, the use of currency instruments for hedging purposes may limit gains from a change in the relationship between the U.S. dollar and foreign currencies. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell. Amounts paid by a Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes. To the extent Derivatives Transactions would be deemed to be illiquid, they will be included in the maximum limitation of 15% of net assets invested in restricted or illiquid securities.
Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.
The use of currency transactions can result in a Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.
Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations. A Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or, as described herein, through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Additionally, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Among other trading agreements, the Funds are each, separately and not jointly, a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern OTC derivative transactions entered into by the Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to events of default and termination events, and may include collateral posting terms and netting provisions that apply in the event of a default and/or a termination event. Termination events may include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. On the other hand, the bankruptcy or insolvency of the counterparty may allow a Fund to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty, and the relevant ISDA Agreement may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of an ISDA Agreement will be enforceable, including, for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of an ISDA Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions.
OTC derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies, or errors in the documentation relating to a derivative transaction lead to a dispute with the counterparty or unintended investment results. There is no limit on the amount of a Fund’s assets that can be put at risk through the use of futures contracts and the value of a Fund’s futures contracts and options thereon may equal or exceed 100% of that Fund’s total assets. Each Fund other than the Real Assets Fund (each, an “eligible Fund” and collectively, the “eligible Funds”) is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act (the “exclusion”). Accordingly, neither the eligible Funds nor the Advisor (with respect to the eligible Funds) is subject to registration or regulation as a “commodity pool operator” under the Commodity Exchange Act. To remain eligible for the exclusion, each of the eligible Funds will be limited in its ability to use certain financial instruments regulated under the Commodity Exchange Act (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that an eligible Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Advisor may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Advisor’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each eligible Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Advisor’s intention to operate the Fund in a manner that would permit the Advisor to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Advisor becomes unable to rely on the exclusion and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.
The Real Assets Fund and the Subsidiary are commodity pools under the Commodity Exchange Act. As a result of CFTC rule amendments, the Advisor has registered with the CFTC as a commodity pool operator with respect to the Real Assets Fund and the Subsidiary. On August 13, 2013, the CFTC issued the final harmonization rule release with respect to disclosure, reporting and recordkeeping requirements that will apply to the Real Assets Fund and the Subsidiary. Compliance with the CFTC’s new disclosure, reporting and recordkeeping requirements could increase fund expenses. The CFTC rule amendments also may affect the ability of the Real Assets Fund and the Subsidiary to use commodity interests (including futures, options on futures, commodities, and swaps).

Foreign (non-U.S.) Securities
For each Fund: Each Fund may invest in foreign (non-U.S.) securities as described in its Prospectus. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding or other taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods.
Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:
•	the possibility of expropriation of assets;
•	confiscatory taxation;
•	difficulty in obtaining or enforcing a court judgment;
•	economic, political or social instability; and
•	diplomatic developments that could affect investments in those countries.
Continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union (“EU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund's investments. In June 2016, the United Kingdom approved a referendum to leave the EU. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.
Each Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, GDRs, in bearer form, are designated for use outside the United States. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks. Income and gains earned by a Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.

Gold and Other Precious Metals
For Real Assets Fund: The Real Assets Fund seeks to gain exposure to gold and other precious metals, either directly or through its Subsidiary, through investments in bullion (e.g., bars and coins) and precious metal futures and forwards. The Real Assets Fund, either directly or through the Subsidiary, may also invest in ETFs and other pooled investment vehicles that invest in gold and other precious metals and related instruments, and structured or exchange-traded notes whose interest and/or principal payments are linked to the price of gold and other precious metals. The Real Assets Fund currently expects that the majority of its precious metals exposure will be to gold.
Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals.

Healthcare Companies
For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Dividend Value Fund and Preferred Securities and Income Fund: Healthcare companies in which the Fund may invest encompass two main groups. The first group includes companies that manufacture health care supplies or provide health care-related services, including distributors of products, providers of basic health care services and owners and operators of care facilities and organizations. The second group includes companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. Events affecting the health care industries include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements, are risks in investing in the health care industries.

Illiquid Securities
For each Fund: Each Fund may invest in illiquid securities. A Fund will not invest in illiquid securities if immediately after such investment more than 15% of that Fund’s net assets (taken at market value) would be invested in such securities. For this purpose, illiquid investments are generally investments that a Fund cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, (the “Securities Act”), and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. The Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities. Similarly, Regulation S of the Securities Act provides an exclusion from the registration requirements of the Securities Act for offerings made outside of the U.S. by both U.S. and foreign issuers. A securities offering, whether public or private, made by an issuer outside of the U.S. in reliance on Regulation S need not be registered under the Securities Act.
The Advisor will monitor the liquidity of restricted securities in a Fund’s portfolio, under the supervision of the Fund’s Board of Directors. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Industrial Companies
For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: Industrial companies that the Funds may invest in include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. These companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. A company is in industrial products, services or equipment industries if at the time of investment it is determined that at least 50% of the company’s assets, revenues or profits are derived from these industries.
The industrial products, services and equipment industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Master Limited Partnerships
For Dividend Value Fund, Global Infrastructure Fund, MLP & Energy Opportunity Fund and Real Assets Fund: The Fund may invest in equity securities of master limited partnerships (“MLPs”), and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be taxed in a manner similar to certain MLPs for federal income tax purposes. As in the case of MLPs that are treated as partnerships for U.S. federal income tax purposes, LLCs that are also so treated do not pay federal income tax at the entity level. LLCs may be required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there may less frequently be incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or an MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.
MLP I-Shares represent an indirect investment in MLP i-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP i-units. Distributions by MLPs to i-unit holders are made in the form of additional i-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the i-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Natural Resource Companies
For MLP & Energy Opportunity Fund and Real Assets Fund: The Fund will gain exposure to natural resources by investing in U.S. and non-U.S. companies with substantial natural resource assets or whose business activities are related to natural resource asset. Natural resources may include materials with economic value that are derived from natural sources, either directly or indirectly, such as precious metals (e.g., gold, platinum, palladium or silver), non-precious metals (e.g., copper, zinc, or iron ore), fuels (e.g., oil, natural gas or coal), minerals, timber and forestry products, food and agricultural products (e.g., fertilizer) farm machinery and chemicals. Natural resource companies will primarily be involved in exploring, mining, extracting, producing, processing, transporting, or otherwise develop or provide goods and services with respect to, a natural resource. Natural resource companies may also include companies which provide services to such companies, (e.g., equipment manufacturers).
The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies in if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Other Investment Companies
For each Fund: The Fund may invest in securities of other open- or closed-end investment companies, including registered investment companies that are ETFs. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. Most ETFs hold a portfolio of common stocks or bonds designed to track the performance of a securities index, including industry, sector, country and region indexes, but an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF.
The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which may also be commonly referred to as “exchange traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of ETFs and other pooled vehicles.
An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Fund shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations.

Preferred Securities
For each Fund: There are two basic types of preferred securities: traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Advisor also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.
Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.
Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.
Hybrid-preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities.(1)
Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.
Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends received deduction (“DRD”) or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.
Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.
Contingent Capital Securities. In some cases, debt and traditional and hybrid preferred securities can include loss absorption provisions that make the securities more like equity—these securities are

(1)	TOPrS is a registered service mark of Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks, and QUIPS is a service mark, owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley & Co. Incorporated. TRUPS, CorTS and PINES are registered service marks owned by Citigroup Global Markets Inc.

generally referred to as contingent capital securities (sometimes referred to as “CoCos”). This is particularly true in the financial sector, the largest preferred issuer segment.
In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.
Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.
An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.
Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.
Floating Rate Securities. The Funds may invest, and Low Duration Preferred and Income Fund and Preferred Securities and Income Fund may invest up to 100% of their total assets, in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Real Estate Companies and Real Estate Investment Trusts
For each Fund: Each Fund may invest significantly in the securities of real estate companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.
Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.
•	Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.
•	Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.
•	Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.
•	Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.
•	Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•	Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.
•	Credit Risk. Real estate investment trusts REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.
•	Environmental Issues . In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.
•	Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.
•	REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company.
For each Fund (other than Global Infrastructure Fund): Each Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of a Fund’s investments in REITs will consist of securities issued by equity REITs.
In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, U.S. REITs could possibly fail to qualify for pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements
For each Fund: Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which an investor, such as a Fund, purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by that Fund, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for a Fund, the Advisor will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, a Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Securities Lending
For each Fund: Each Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

SERVICE PROVIDERS RISK
For each Fund: Each Fund may be subject to credit risk with respect to its custodian as well as any sub-custodian in the Fund’s custodian’s global network. The Funds could be adversely affected in the event of a custodian’s or sub-custodian’s bankruptcy, financial insolvency or financial distress. Even if a Fund’s custodian or sub-custodian does have sufficient assets to meet all claims, which may not always be the case, there could still be a delay before the Fund receives assets to satisfy that Fund’s claims. Market fluctuations during any period of delay could adversely affect the performance of a Fund if the Fund is unable to dispose of a security being held by the custodian. In addition, in the event of the insolvency or bankruptcy of the Funds’ administrator, transfer agent or custodian there are likely to be operational and other delays and additional costs and expenses associated with changes in service provider arrangements that could adversely affect the Funds. The Funds could also be adversely affected by the misfeasance of their custodian, sub-custodians, or other service providers. Each Fund is also subject to the risk of loss caused by inadequate procedures and controls, human error, and system failures by a service provider to it or an issuer of a portfolio security, each of which may negatively affect that Fund’s performance. In addition, a service provider may be unable to provide a NAV for a Fund or share class on a timely basis.

Short Sales
For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Estate Securities Fund: Each Fund may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the net assets of that Fund, and the value of securities of any one issuer in which a Fund is short would not exceed the lesser of 2% of the value of a Fund’s net assets or 2% of the securities of any class of any issuer. A Fund must designate collateral consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily. If a Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as short sales against the box), the above requirements are not applicable. These restrictions do not limit a Fund’s ability to take short positions through transactions other than short sales, such as futures, swaps or other derivatives.
For Realty Shares: The Fund may enter into short sales, provided the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and in equal amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), and provided that not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time.
For Real Assets Fund: The Fund may enter into short sales, including short sales against the box. Under normal market conditions, the Advisor expects that the Fund’s gross notional value of its long positions may be up to 130% of the net assets of the commodities allocation of the Fund and its gross notional value of its short positions may be up to 30% of the net assets of the commodities allocation of the Fund. Occasionally, the Fund’s gross notional value of its long and short positions may be greater than 130% and 30% of the net asset value of the commodities allocation of the Fund, respectively, due to the accounting treatment of certain offsetting futures contracts. The Fund may, from time to time, be leveraged as a result of its investments in commodities so that the Fund’s (and the Subsidiary’s) net investments in commodities may exceed the net assets of the commodities allocation of the Fund (including its interest in the Subsidiary). The Advisor expects that, under normal market conditions, the Fund’s net notional value (long positions minus short positions) will equal approximately 100% of the net assets of the commodities allocation of the Fund. The Fund’s positions in commodity-related derivative instruments will be fully collateralized, which will reduce the leveraging effect of these instruments.

Swap Transactions
For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Dividend Value Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: The Fund may, but is not required to, use, without limit, various Swap Transactions described in this SAI and in the Fund’s Prospectus to seek to generate return, facilitate portfolio management and mitigate risks. Although the Advisor may seek to use these kinds of transactions to further the Fund’s investment objective(s), no assurance can be given that they will achieve this result.
Swap agreements are two party over-the-counter contracts entered into primarily by institutional investors that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or

“swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of credit default swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.
Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.
Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.
Specific swap agreements include foreign currency swaps (discussed above under “Foreign Currency Transactions and Currency Hedging Transactions”); index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps).
•	Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect the Fund against interest rate movements exceeding given minimum or maximum levels.
•	Credit Default Swap Transactions (Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund only). Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.
•	Total Return Swap Transactions (Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund

and Real Assets Fund only). In a total return or “equity” swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an individual security, an equity index, loans or bonds.
•	Commodity Swap Transactions (Real Assets Fund only). The Fund may invest in total return swaps to gain exposure to specific commodities or the overall commodity markets. A total return commodity swap is an agreement to make payments of the price appreciation from a specified commodity, basket of commodities or commodity index during the specified period, in return for payments equal to a fixed or floating rate of interest or the price appreciation from another specified commodity, basket of commodities or commodity index. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant commodity, basket of commodities or commodity index increases, but receive payments from the other party if the value of that commodity, basket of commodities or commodity index decreases. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. The Fund may enter into exchanges for risk (“EFRs”), in which a position in a futures contract is exchanged for an over-the-counter swap, (or an over-the-counter swap is exchanged for a futures contract) with a commodity broker in accordance with exchange rules.
Additional Derivatives Transactions
Structured Notes (Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund only). Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or commodities, an index of securities or commodities or specified interest rates, or the differential performance of two assets or markets. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured notes may not have an active trading market.
Commodity Forward Contracts (Real Assets Fund only). A commodity forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

Telecommunications and Media Companies
For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, Preferred Securities and Income Fund and Real Assets Fund: The Funds may invest in telecommunications companies, which are companies principally engaged in the development, manufacture, or sale of communications services or communications equipment or provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund and Preferred Securities and Income Fund may also invest in media companies, which are companies that invest in, create, own, and distribute various forms of printed, visual, audio, and interactive content, as well as information databases that they sell or lease to others. Examples include the Internet, newspaper, magazine, and book publishers, movie and television studios, advertising agencies, radio and television broadcasters, as well as cable television and direct satellite broadcast system operators. Risks of investing in the telecommunications and media sector includes many of the risks of investing in the utilities sector, including government regulation of rates of return and services that may be offered. Telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

Utility Companies
For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, Preferred Securities and Income Fund, MLP & Energy Opportunity Fund and Real Assets Fund: Utility companies in which the Funds may invest generally are involved in the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; or production, transmission or distribution of oil or natural gas. Global Infrastructure Fund and MLP & Energy Opportunity Fund, Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Dividend Value Fund, Preferred Securities and Income Fund and Real Assets Fund may invest significantly in securities of utility companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Investing in the utility sector includes the following risks:
•	high interest costs in connection with capital construction and improvement programs;
•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;
•	governmental regulation of rates charged to customers;

•	costs associated with compliance with and changes in environmental and other regulations;
•	effects of economic slowdowns and surplus capacity;
•	increased competition from other providers of utility services;
•	inexperience with and potential losses resulting from a developing deregulatory environment;
•	costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;
•	effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;
•	technological innovations that may render existing plants, equipment or products obsolete; and
•	potential impact of terrorist activities on utility companies and their customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states in 2003.
Issuers in the utility sector may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses.

Warrants and Rights
For each Fund: Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of any money invested in their acquisition.

Disclosure of Portfolio Holdings

Each Fund has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings and ongoing arrangements to make available such information to the general public and to certain persons on a selective basis. Except as noted below, the Funds do not provide portfolio holdings to any third party until they are made available on the Cohen & Steers website at cohenandsteers.com or through some other means of public dissemination. Each Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and such reports are made available on the Cohen & Steers website, within 60 days after the end of each semi-annual period. These semi-annual holdings are also filed with the SEC within 70 days of the end of each semi-annual period, as part of Form N-CSR. Quarterly holdings reports are filed with the SEC within 60 days of the end of the first and third fiscal quarters, as part of Form N-Q. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of a Fund’s complete holdings will be required to be made monthly on Form N-PORT no later than 30 days after the end of each month, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. In addition, pursuant to policies and procedures approved by the Board of Directors of each Fund, each Fund posts a preliminary list of portfolio holdings on the website quarterly, no earlier than 15 days after the end of each calendar quarter. One day after the full holdings have been published, employees of the Advisor or a Subadvisor (if applicable) may freely distribute them to third parties. This information remains available until a Fund files a publicly available report on Form N-Q (or, once Form N-Q is rescinded, Form N-PORT) or Form N-CSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other Fund statistical information may be found on the Cohen & Steers Funds’ website or by calling 800-330-7348.
Pursuant to the Funds’ portfolio holdings disclosure policies and procedures, the following are exceptions to the general rule that holdings are not disclosed to third parties until posted to the website:
1. Each Fund’s portfolio holdings may be disclosed prior to public release to certain third parties (e.g., rating and ranking organizations, financial printers, pricing information vendors and other research firms) for legitimate business purposes. Disclosure is conditioned on receipt of a written confidentiality agreement, including an agreement not to trade on the basis of the information disclosed. The portfolio holdings may be disclosed to such third parties on an as-needed basis and such disclosure must be authorized by the President and Chief Executive Officer, Chief Compliance Officer, secretary, assistant secretary, treasurer or assistant treasurer of the Fund after the receipt of an executed confidentiality agreement. Under these circumstances, the Fund’s portfolio holdings may be disclosed, without limitation, to the following third parties: Bloomberg, Broadridge, Inc., Donnelley Financial Solutions, Interactive Data Corporation, Institutional Shareholder Services, Inc., Investment Company Institute, Eze Software Group, Moody’s, S&P, Thomson Reuters, Factset, Morningstar and MSCI. The third parties listed are as of December 31, 2018 and are subject to change.
2. Each Fund’s portfolio holdings may also be disclosed between and among each Fund’s Advisor, Subadvisors (if applicable), Distributor (as defined below), administrator, co-administrator, custodian, independent registered public accounting firm and outside legal counsel for legitimate business purposes within the scope of their official duties and responsibilities, subject to their continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics and the Inside Information Policies and Procedures applicable to the Advisor, Distributor and administrator, and as imposed on the other parties by agreement or under applicable laws, rules and regulations.
3. Each Fund’s Advisor, Subadvisors (if applicable), administrator, co-administrator or custodian may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with such broker-dealers, subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning a Fund’s portfolio holdings.
4. Each Fund may provide certain information (other than complete portfolio holdings) related to its portfolio holdings or derived from its portfolio holdings to the media so long as the Funds’ Chief Compliance Officer, or his or her designated representative, determines that the Fund has a legitimate business purpose for disclosing the information and the dissemination cannot be reasonably seen to give the recipient of such information an advantage in trading Fund shares or in any other way harm the Fund or its shareholders. Such information may include a small number of portfolio holdings (including information that the Fund no longer holds a particular security) or general information about the Fund’s portfolio holdings that cannot be used to determine the Fund’s portfolio holdings or any portion thereof. Information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the Fund or is contrary to applicable law.
5. Fund portfolio holdings may also be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with a lawsuit, or (3) as required by court order.
6. In certain circumstances, Cohen & Steers may provide Fund portfolio holdings information on an accelerated basis outside of an ongoing arrangement. For example, from time to time Cohen & Steers may receive requests for proposals (“RFPs”) from consultants or potential clients that request information about a Fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. The RFP will include a confidentiality legend stating that the information contained in the RFP is confidential and the recipient agrees not to trade on such information. Any information will only be provided in cases where Cohen & Steers has reason to believe that the data will be used only for legitimate business purposes.
7. Cohen & Steers occasionally may work with a transition manager to move a large account into or out of a Fund. To reduce the impact to the Fund, such transactions may be conducted on an in-kind basis using shares of portfolio securities rather than cash. Cohen & Steers may provide accelerated portfolio holdings disclosure to the transition manager with little or no lag time to facilitate such transactions, but only if the transition manager enters into an appropriate confidentiality agreement.
Each Fund may from time to time post portfolio holdings on the Cohen & Steers website on a more timely basis than 15 days after calendar quarter-end if warranted by market conditions or other circumstances.

Investment Restrictions

The investment objective(s) and the principal investment strategies and investment techniques of each Fund are described in each Fund’s Prospectus. Each Fund has also adopted certain investment restrictions limiting the following activities, except as specifically authorized.

Fundamental Policies
The following restrictions have been adopted as fundamental policies by the Funds, as specified below. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as defined under the 1940 Act, to mean the lesser of (1) 67% or more of the shares present at a meeting of shareholders of a Fund, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of a Fund.
Borrowing
For each Fund (other than Global Realty Shares and Real Assets Fund): The Fund may not borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities.
Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made.
For Global Realty Shares: The Fund may not borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets.
For Real Assets Fund: The Fund may borrow money to the extent permitted by the 1940 Act, which provides that the Fund may borrow from a bank provided that immediately after any such borrowing, total assets (including the amount borrowed) less liabilities other than debt obligations represent at least 300% of outstanding debt obligations.
Senior Securities
For each Fund (other than Realty Shares): The Fund may not issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction.
For Realty Shares: The Fund may not issue any senior securities, except to the extent permitted by the 1940 Act.

Underwriting
For each Fund (other than Realty Shares): The Fund may not act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities.
For Realty Shares: The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.
Real Estate
For Global Realty Shares and Real Estate Securities Fund: The Fund may not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.
For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, Institutional Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: The Fund may not purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages acquired on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.
For Realty Shares: The Fund may not purchase or sell real estate, except that the Fund may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities.
Commodities and Commodity Futures Contracts:
For purposes of the investment restrictions below, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity futures contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity futures contracts for purposes of the below restrictions.
For each Fund (other than MLP & Energy Opportunity Fund and Real Assets Fund): The Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.
For MLP & Energy Opportunity Fund: The Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the maximum extent permitted by applicable law.
For Real Assets Fund: The Fund may purchase and sell commodities to the maximum extent permitted by applicable law.
Lending
For each Fund: The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.
Concentration
For purposes of determining compliance with the investment restrictions below, the Advisor uses a customized set of industry sectors for classifying securities based on classifications developed by third party providers. The set of industry sectors used by the Advisor with respect to a particular Fund may change over time and without notice to investors, and in certain cases, may differ from the set of industry sectors used by the Advisor with respect to other Funds. In addition, to the extent that any Fund listed below invests in securities of other open- or closed-end investment companies, including ETFs, that Fund will consider the investments of those underlying open- and closed-end investment companies, to the extent known by the Fund, in determining whether the Fund is concentrated in a particular industry.
For Dividend Value Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry. This limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
For Global Infrastructure Fund: The Fund may not invest more than 25% of its net assets in securities of issuers in any one industry, except for securities in infrastructure companies.
For International Realty Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in securities of companies engaged in the real estate industry and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
For Institutional Realty Shares: The Fund may not, with the exception of the real estate industry, invest more than 25% of its total assets in any one industry or group of industries.
For MLP & Energy Opportunity Fund: The Fund may not invest more than 25% of its total assets in securities of issuers in any one industry except that the Fund will, under normal circumstances, invest more than 25% of its assets in the energy industry and may invest to an unlimited degree in securities issued or guaranteed by the United States Government or by its agencies or instrumentalities.
For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund and Preferred Securities and Income Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in securities of companies engaged in the financials sector and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
For Real Assets Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in investments offering exposure to real assets, which includes commodities, natural resources, precious metals, real estate and infrastructure and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
For Realty Shares: The Fund may not purchase or sell real estate, except that the Fund may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities.

For Global Realty Shares: The Fund will concentrate more than 25% of its net assets in securities of issuers in real estate or related industries. The Fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of its investment objective and its policy on industry concentration. This concentration policy will not limit the Fund’s purchase of obligations issued by the U.S. government and its agencies or instrumentalities, or cash equivalents (Which will not be used to concentrate investments in a single industry other than real estate).

Additional Fundamental Policies
For Realty Shares only: In addition to the fundamental policies noted above, Realty Shares has adopted the following investment restrictions as fundamental policies. Realty Shares may not:
1. Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time.
2. Invest in interests in oil, gas, or other mineral exploration or development programs.
3. Participate on a joint or joint and several basis in any securities trading account.
4. Invest in companies for the purpose of exercising control.
5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.
6. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings in an amount not exceeding 10% of the value of the Fund’s total assets.

Non-Fundamental Policies
The following investment restrictions have been adopted as non-fundamental policies by the Funds, as specified below. They may be changed at any time by vote of a majority of the Board of Directors of an applicable Fund.
Other Investment Companies
For each Fund: The Fund may not acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction.
Short Sales
For each Fund (other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Preferred Securities and Income Fund, Real Assets Fund and Realty Shares): The Fund may not make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), such restrictions shall not apply.
Options
For each Fund (other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund): The Fund may not invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes, provided that (i) the securities underlying such options are within the investment policies of the Fund; (ii) at the time of such investment, the value of the aggregate premiums paid for such securities does not exceed 5% of the Fund’s total assets; and (iii) the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets.
Oil, Gas and Minerals
For each Fund (other than Institutional Realty Shares, MLP & Energy Opportunity Fund, Real Assets Fund and Realty Shares): The Fund may not invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.
Pledging, Mortgaging or Hypothecation of Assets
For each Fund (other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Realty Shares and Real Assets Fund): The Fund may not pledge, mortgage or hypothecate its assets except in connection with permitted borrowings. For the avoidance of doubt, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a pledge, mortgage or hypothecation of assets.
Purchasing Securities on Margin
For each Fund (other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Realty Shares): The Fund may not purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

Management of the Funds

The business and affairs of each Fund are managed under the direction of its Board of Directors. Each Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Advisor, subadvisors, administrator, co-administrator, custodian and Boston Financial Data Services, Inc. (the “Transfer Agent”). The Boards of Directors of Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Real Assets Fund and MLP & Energy Opportunity Fund also approve agreements with Cohen & Steers Asia Limited (“CNS Asia”) and Cohen & Steers UK Limited (“CNS UK”), the investment sub-advisors for those respective Funds (each of CNS Asia and CNS UK are referred to in this SAI as a “Subadvisor” and collectively as the “Subadvisors”). The management of each Fund’s day-to-day operations is delegated to its officers, the Advisor, the Subadvisors (if applicable), the administrator and co-administrator, and Transfer Agent, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors. The Directors and officers of each Fund and their principal occupations during at least the past five years are set forth below. Each such Director and officer is also a Director or officer of some or all of the twenty funds in the Cohen & Steers Fund Complex.
Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Interested Directors(4)
Robert H. Steers	Director and Chairman	Until Next Election of Directors	Chief Executive Officer of the Advisor and its parent, Cohen & Steers, Inc. (CNS), since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004.	21	Since 1991
1953
Joseph M. Harvey	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor since 2003 and President of CNS since 2004.	21	Since 2014
1963
Independent Directors
Michael G. Clark	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011
1965
George Grossman	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993
1953

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Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Dean A. Junkans	Director	Until Next Election of Directors	C.F.A.; Advisor to SigFig since July, 2018; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; Formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; Formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015
1959
Gerald J. Maginnis	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	21	Since 2015
1955

(table continued from previous page)
Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Jane F. Magpiong	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	21	Since 2015
1960
Daphne L. Richards	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Member of Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of Advisory Board of Northeast Dutchess Fund since 2016; Member of the 100 Women in Finance Global Association Board and Chair of its Advisory Council since 2012; President and CIO of Ledge Harbor Management since 2016; Previously, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017
1966

(table continued from previous page)
Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
C. Edward Ward, Jr.	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the New York Stock Exchange from 1979 to 2004.	21	Since 2004
1946

(1)	The address for each Director is 280 Park Avenue, New York, NY 10017.
(2)	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(3)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(4)	“Interested persons,” as defined in the 1940 Act, on the basis of their affiliation with the Advisor (“Interested Directors”).
Each Director, other than Mses. Magpiong and Richards and Messrs. Harvey, Junkans and Maginnis, who were appointed to the Board in October 2015, September 2017, July 2014, January 2015, and October 2015, respectively, has been a Director of the funds in the Cohen & Steers Fund Complex for at least five years. Additional information follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Independent Director possesses which the Board believes has prepared him or her to be an effective Director.
•	Michael G. Clark—In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Clark has served as the Cohen & Steers Fund Complex’s lead Independent Director since January 2018, acting as liaison between the Boards and the Independent Directors. Mr. Clark has also served as the Chairman of the Boards’ Dividend Committee since January 2018. Prior to becoming a Director of the Cohen & Steers funds, Mr. Clark served as President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management for over 5 years. Prior to that, he held senior management positions at Merrill Lynch Investment Managers and Merrill Lynch Asset Management, and prior thereto, was an auditor at Merrill Lynch & Co. and Deloitte & Touche. He has over 25 years of investment management and financial services industry experience.
•	George Grossman—In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Grossman has practiced commercial and residential real estate law, real estate development, zoning and complex financing for over 30 years, managing his own law firm. Mr. Grossman also serves as the Chairman of the Boards’ Contract Review Committee, coordinating the information presented to the Boards in connection with the renewal of each Fund’s management contracts as well as interacting with the independent third-party service provider.
•	Dean A. Junkans— In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Junkans has served as the Chairman of the Boards’ Governance Committee since 2018, acting as liaison between the Boards and the Investment Company Institute. Currently, Mr. Junkans also serves as an Advisor to SigFig since July 2018. Prior to becoming a Director of the Cohen & Steers funds, Mr.

Junkans was Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014. He was a member and Chair of the Claritas Advisory Committee at the CFA Institute from 2013 to 2015, and is also a board member and Investment Committee member of Bethel University Foundation. He was a member of the Board of Governors of the University of Wisconsin Foundation, River Falls, from 1996 to 2004, and is a U.S. Army Veteran.
•	Gerald J. Maginnis—Prior to becoming a Director of the Cohen & Steers funds, Mr. Maginnis was Partner in Charge of KPMG’s Audit Practice in Pennsylvania from 2002 to 2008, and served as KPMG’s Philadelphia Office Managing Partner from 2006 to 2015. He served as President of the Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015, and was a member of the Council of the American Institute of Certified Public Accounts (AICPA) from 2013 to 2017. He was a member of the Board of Directors of PICPA from 2012 to 2016 and has been a member of the Board of Trustees of the AICPA Foundation since 2015. He has previously served on the boards of several non-profit organizations. Mr. Maginnis holds a BS from St. Joseph’s University, and is a Certified Public Accountant.
•	Jane F. Magpiong—Prior to becoming a Director of the Cohen & Steers funds, Ms. Magpiong was President of Bank of America Private Bank from 2005 to 2008, National Head of Wealth Management at TIAA-CREF from 2008 to 2011, and Senior Managing Director of Leadership Development at TIAA-CREF from 2011 to 2013. Ms. Magpiong has over 26 years of investment management experience, and has previously served on the boards of several charitable foundations. Ms. Magpiong holds a BA from the University of California at Santa Barbara and a Masters in Management from the University of Redlands.
•	Daphne L. Richards—In addition to her tenure as a Director of the Cohen & Steers Funds, Ms. Richards serves as an Independent Director of Cartica Management, LLC since 2015. She is also a Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015, a Member of the Advisory Board of Northeast Dutchess Fund since 2016, a Member of the “100 Women in Finance” Global Association Board and Chair of its Advisory Council since 2012, and is the President and CIO of Ledge Harbor Management since 2016. Previously, Ms. Richards worked at Bessemer Trust Company from 1999 to 2014. Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to1999, Union Bank of Switzerland from 1993 to 1996, Credit Suisse from 1990 to 1993, and Hambros International Venture Capital Fund from 1988 to 1989.
•	C. Edward Ward Jr.—In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Ward has over 32 years of industry experience with closed-end investment companies, previously serving as Director of Closed-End Fund Management at the New York Stock Exchange. He also earned a Master of Business Administration degree from Harvard University and served as a trustee of a private university.
The Boards believe that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Boards believe that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting Director candidates.
To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor, and also may benefit from information provided by the Funds’ and the Advisor’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.
Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of a Fund’s directors not be “interested persons” (as defined in the 1940 Act) of the Fund and, as such, not affiliated with the Advisor (“Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, over 75% of the Fund’s Directors are Independent Directors. The Chairman of the Boards is an interested person of the Funds, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel. Each Board has determined that its leadership structure, in which the Independent Directors have designated Michael G. Clark as lead Independent Director to function as described above, is appropriate in light of the services that the Advisor and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships.
Officers of the Funds. The officers of the Funds (other than Messrs. Steers and Harvey, whose biographies are provided above) their addresses, their years of birth, and their principal occupations for at least the past five years are set forth below.
All Funds
Name, Address(1) and Year of Birth	Position(s) Held with the Funds(2)	Principal Occupation During at Least the Past Five Years	Length of Time Served(3)
Adam M. Derechin	President and Chief Executive Officer	Chief Operating Officer of the Advisor since 2003 and prior to that, Senior Vice President of the Advisor.	2005
1964

Name, Address(1) and Year of Birth	Position(s) Held with the Funds(2)	Principal Occupation During at Least the Past Five Years	Length of Time Served(3)
Dana A. DeVivo	Secretary and Chief Legal Officer	Senior Vice President of the Advisor since 2019. Prior to that, Vice President of the Advisor since 2013.	2015
1981
James Giallanza	Chief Financial Officer	Executive Vice President of the Advisor since 2014. Prior to that, Senior Vice President of the Advisor since 2006.	2006
1966
Lisa D. Phelan	Chief Compliance Officer	Executive Vice President of the Advisor since 2015. Prior to that, Senior Vice President of the Advisor since 2008. Chief Compliance Officer of the Advisor, the Cohen & Steers funds, Cohen & Steers Asia Limited and Cohen & Steers Securities, LLC since 2007, 2006, 2005 and 2004, respectively.	2006
1968
Albert Laskaj	Treasurer	Senior Vice President of the Advisor since 2019. Vice President of the Advisor since 2015. Prior to that, Director of Legg Mason & Co. since 2013.	2015
1977
Dividend Value Fund
Name, Address(1) and Year of Birth	Position(s) Held with the Funds(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Christopher Rhine	Vice President	Senior Vice President of the Advisor since 2016. Prior to that, Vice President of the Advisor since 2012.	2017
1979
Global Infrastructure Fund
Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Robert S. Becker	Vice President	Senior Vice President of the Advisor since 2003.	2003
1969
Benjamin Morton	Vice President	Executive Vice President of the Advisor since 2019. Prior to that, Senior Vice President of the Advisor since 2010 and Vice President of the Advisor since 2005.	2013
1974
Global Realty Shares and International Realty Fund
Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Jon Cheigh	Vice President	Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2007.	2007
1972
MLP & Energy Opportunity Fund
Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Benjamin Morton	Vice President	Executive Vice President of the Advisor since 2019. Prior to that, Senior Vice President of the Advisor since 2010 and Vice President of the Advisor since 2005.	2013
1974
Tyler Rosenlicht	Vice President	Senior Vice President of the Advisor since 2018. Prior to that, Vice President of the Advisor since 2015 and an Analyst of the Advisor since 2012.	2015
1985

Low Duration Preferred and Income Fund and Preferred Securities and Income Fund
Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
William F. Scapell	Vice President	Executive Vice President of the Advisor since 2014 and prior to that Senior Vice President of the Advisor since 2003.	2003
1967
Elaine Zaharis-Nikas	Vice President	Senior Vice President of the Advisor since 2014. Prior to that, Vice President of the Advisor since 2005.	2015
1973
Real Assets Fund
Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Vincent L. Childers	Vice President	Senior Vice President of the Advisor since 2013. Prior to that, portfolio manager for real asset strategies at AllianceBernstein.	2013
1976
Yigal D. Jhirad	Vice President	Senior Vice President of the Advisor since 2007.	2007
1964
Jon Cheigh	Vice President	Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2007.	2007
1972
Nicholas Koutsoftas	Vice President	Senior Vice President of the Advisor since 2013. Prior to that, Senior Vice President, co-portfolio manager, and head of the Active Commodities strategy at GE Asset Management.	2013
1973
Benjamin Ross	Vice President	Senior Vice President of the Advisor since 2013. Prior to that, co-portfolio manager of the Active Commodities strategy at GE Asset Management since its 2006 inception.	2013
1971
William F. Scapell	Vice President	Executive Vice President of the Advisor since 2014 and prior to that Senior Vice President of the Advisor since 2003.	2003
1967
Jason Yablon	Vice President	Senior Vice President of the Advisor since 2014. Prior to that, Vice President of the Advisor since 2008.	2012
1979
Realty Shares and Institutional Realty Shares
Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Thomas N. Bohjalian	Vice President	Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2006.	2006
1965
Jon Cheigh	Vice President	Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2007.	2007
1972
Jason Yablon	Vice President	Senior Vice President of the Advisor since 2014. Prior to that, Vice President of the Advisor since 2008.	2012
1979
Real Estate Securities Fund
Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Thomas N. Bohjalian	Vice President	Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2006.	2006
1965
Yigal D. Jhirad	Vice President	Senior Vice President of the Advisor since 2007.	2007
1964
Jason Yablon	Vice President	Senior Vice President of the Advisor since 2014. Prior to that, Vice President of the Advisor since 2008.	2012
1979

Preferred Securities and Income SMA Shares
Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
William F. Scapell	Vice President	Executive Vice President of the Advisor since 2014 and prior to that Senior Vice President of the Advisor since 2003.	2003
1967
Elaine Zaharis-Nikas	Vice President	Senior Vice President of the Advisor since 2014. Prior to that, Vice President of the Advisor since 2005.	2015
1973

(1)	The address for all officers is 280 Park Avenue, New York, NY 10017.
(2)	Each appointed by the Board of Directors and serves at the pleasure of the Board of Directors.
(3)	The length of time served represents the year in which the officer was first appointed to any Fund in the Cohen & Steers Fund Complex.
All of the officers of a Fund are officers or employees of the Advisor and its affiliates. Their affiliations with the Funds and with the Advisor are provided under their principal business occupations.
The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex, each as of December 31, 2018.
A—None
B—$1-$10,000
C—$10,001-$50,000
D—$50,001-$100,000
E—Over $100,000
	Low Duration Preferred and Income Fund	Preferred Securities and Income SMA Shares	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex(1)
Robert H. Steers	A	A	E	A	A	B	A	E	A	E	A	A	E
Joseph M. Harvey	A	A	C	A	A	E	A	A	A	E	A	A	E
Michael G. Clark	C	A	C	C	C	A	C	C	C	C	C	A	E
George Grossman	A	A	A	A	C	A	A	A	A	A	D	D	E
Dean A. Junkans	E	A	A	A	A	A	A	D	D	A	A	D	E
Gerald J. Maginnis	C	A	C	C	C	C	C	C	C	C	C	C	E
Jane F. Magpiong	C	A	B	C	A	D	A	B	E	A	B	A	E
Daphne L. Richards	A	A	A	A	A	A	A	A	D	A	A	E	E
Frank K. Ross(2)	A	A	A	A	C	A	B	A	A	A	C	C	D
C. Edward Ward, Jr.	B	A	C	B	B	A	C	B	B	B	C	B	D

(1) Aggregate dollar range includes ownership of 9 other Cohen & Steers closed-end funds.
(2) Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.
Conflicts of Interest. No Independent Director and none of their immediate family members, own any securities issued by the Advisor or the Distributor, or any person or entity (other than a Fund and other funds in the Cohen & Steers Fund Complex) directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

Board’s Role in Fund Governance
Committees. Each Fund’s Board of Directors has five standing committees, the Audit Committee, the Nominating Committee, the Contract Review Committee, the Governance Committee and the Dividend Committee. Each Committee is composed solely of Independent Directors. All of the Independent Directors are members of the Nominating and Contract Review Committees. The members of the Governance Committees are Mses. Magpiong and Richards and Messrs. Junkans and Ward. The members of the Audit Committees are Messrs. Clark, Grossman and Maginnis. Mr. Maginnis was elected to serve as Audit Committee Chair effective January 1, 2019. The members of the Dividend Committee are Ms. Magpiong and Messrs. Clark, Junkans and Maginnis.
For the fiscal years ended: (i) December 31, 2018 for each Fund other than Low Duration Preferred and Income Fund, Dividend Value Fund, Preferred Securities and Income SMA Shares, and MLP & Energy Opportunity Fund; (ii) April 30, 2018 for Low Duration Preferred and Income Fund; (iii) February 28, 2018 for Dividend Value Fund; and (iv) November 30, 2018 for MLP & Energy Opportunity Fund, the number of committee meetings was as follows:
	Contract Review Committee	Governance Committee	Nominating Committee	Audit Committee	Dividend Committee
Low Duration Preferred and Income Fund	2	5	0	3	2
Dividend Value Fund	2	5	0	3	0
Global Infrastructure Fund	2	5	0	3	0
Global Realty Shares	2	5	0	3	0
Institutional Realty Shares	2	5	0	3	0
International Realty Fund	2	5	0	3	0
MLP & Energy Opportunity Fund	2	5	0	3	0
Preferred Securities and Income Fund	2	5	0	3	2
Real Assets Fund	2	5	0	3	0
Real Estate Securities Fund	2	5	0	3	0
Realty Shares	2	5	0	3	0
Preferred Securities and Income SMA Shares(1)	N/A	N/A	N/A	N/A	N/A

(1) The Fund is newly organized and commenced operations on March 1, 2019.
The function of each Audit Committee is to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The functions of each Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the Director nominees for any future meeting of shareholders and to set any necessary standards or qualifications for service on the Board of Directors. Each Nominating Committee will consider nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to their Fund’s Secretary. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Advisor and Subadvisors (if applicable) and to select third parties to provide evaluative reports and other information regarding the services provided by the Advisor to the Board. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. Each Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee. The main function of each Dividend Committee is to assist the Board in the oversight of the Funds’ process for determining distributions.
Board’s Oversight Role in Management. Each Board’s role in management of each Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily the Advisor and its affiliates, are responsible for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and the Advisor’s Chief Compliance Officer and portfolio management personnel. Each Board’s Audit Committee meets during its scheduled meetings, and between meetings the audit committee chair maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Treasurer and Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Advisor or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. Each Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Advisor and certain service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks to the Funds. Each Board also receives reports from counsel to the Funds and the Advisor and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. Each Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of the Directors and certain officers by the Funds as of the date of this SAI for the calendar year ended December 31, 2018. Officers of the Funds and Interested Directors do not receive any compensation from any Fund or any other fund in the Cohen & Steers Fund Complex, except for the Chief Compliance Officer, who receives less than $60,000 from any one Fund, except Preferred Securities and Income Fund. The Independent Directors are paid an annual base retainer of $149,500, paid quarterly, and a $10,000 per meeting fee per quarter ($40,000 annually). Such fees are allocated over the Cohen & Steers Fund Complex based on average net assets of each fund. Independent Directors are also reimbursed their out-of-pocket expenses in connection with attendance at Board and Committee meetings. The Audit Committee Chairman is paid $25,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex, and the Contract Review and Governance Committee Chairman are each paid $20,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. The Chairman of the Dividend Committee is not paid. The Nominating Committee Chairperson is paid $20,000 per year, to the extent a Board seat will be filled in that year and potential Board candidates are being interviewed and considered, for his work in connection with the Cohen & Steers Fund Complex. The Lead Independent Director is paid $50,000 per year in the aggregate for his service as lead Independent Director of the Cohen & Steers Fund Complex. Directors also may be paid additional compensation for services related to the Board or its committees, as approved by the Board. The column headed “Total Compensation Paid to Director or Officer by Fund Complex,” represents the compensation paid by the twenty-one funds that each Director served in the Fund Complex during the calendar year ended December 31, 2018. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.
Name of Person, Position	Low Duration Preferred and Income Fund	Preferred Securities and Income SMA Shares(3)	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares(2)	Active Commodities Strategy Fund(7)	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Total Compensation Paid to Director or Officer by Fund Complex(1)
Michael G. Clark, Director, Lead Independent Director,(6) Dividend Committee Chairman and Nominating Committee Chairman	$10,114	N/A	$764	$2,358	$8,928	$998	$0.15	$22,727	$5,455	$1,135	$60,211	$1,304	$35,769	$34,116	$239,500
George Grossman, Director and Contract Review Committee Chairman	$8,847	N/A	$668	$2,063	$7,810	$873	$0	$19,880	$4,771	$993	$52,669	$1,140	$31,289	$29,843	$209,500
Joseph M. Harvey,(4) Director and President	$0	N/A	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Dean A. Junkans, Director and Governance Committee Chairman(5)	$8,847	N/A	$668	$2,063	$7,810	$873	$0.37	$19,880	$4,771	$993	$52,669	$1,140	$31,289	$29,843	$209,500
Gerald J. Maginnis, Director,	$8,002	N/A	$604	$1,866	$7,064	$790	$34.80	$17,982	$4,316	$898	$47,641	$1,032	$28,302	$26,994	$189,500
Jane F. Magpiong, Director,	$8,002	N/A	$604	$1,866	$7,064	$790	$0.47	$17,982	$4,316	$898	$47,641	$1,032	$28,302	$26,994	$189,500
Daphne L. Richards,(5) Director	$8,002	N/A	$604	$1,866	$7,064	$790	$0.11	$17,982	$4,316	$898	$47,641	$1,032	$28,302	$26,994	$189,500

Name of Person, Position	Low Duration Preferred and Income Fund	Preferred Securities and Income SMA Shares(3)	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares(2)	Active Commodities Strategy Fund(7)	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Total Compensation Paid to Director or Officer by Fund Complex(1)
Frank Ross, Director and Audit Committee Chairman(6)	$9,058	N/A	$684	$2,112	$7,996	$894	$0.26	$20,354	$4,885	$1,016	$53,926	$1,168	$32,035	$30,555	$214,500
Robert H. Steers,(4) Director and Chairman	$0	N/A	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
C. Edward Ward Jr., Director	$8,002	N/A	$604	$1,866	$7,064	$790	$0.01	$17,982	$4,316	$898	$47,641	$1,032	$28,302	$26,994	$189,500
Lisa Phelan, Chief Compliance Officer	$14,471	N/A	$1,149	$3,324	$13,146	$0	$25.94	$32,400	$7,615	$1,678	$82,320	$1,794	$51,488	$48,203	$362,500

(1)	Total Compensation includes compensation paid by 9 other Cohen & Steers closed-end funds.
(2)	Effective March 23, 2018, Institutional Global Realty Shares, Inc. was reorganized into Global Realty Shares, Inc.
(3)	The Fund is newly organized and commenced operations on March 1, 2019.
(4)	Interested Director.
(5)	Role assumed January 1, 2018.
(6)	Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Funds’ mandatory retirement policy.
(7)	Active Commodities Strategy Fund, Inc. was liquidated on April 13, 2018.

Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Advisor. Certain of the investors below are believed to hold the indicated shares as nominee.
Additionally, the Advisor or an affiliate of the Advisor (the “seed investor”) may provide initial funding to or otherwise invest in a Fund. A seed investor may redeem its investment in a Fund at any time and without prior notice, which could adversely affect a Fund and its shareholders, such as by causing the Fund to realize taxable gains that will be distributed to other shareholders, and increasing Fund transaction costs and expense ratios.
As of the dates indicated below, the following principal holders owned 5% or more of a Class of shares of each Fund. Such ownership may be beneficially held by individuals or entities other than the owner listed.

Real Assets Fund (as of March 29, 2019)
Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	A C I R	21.91% 6.66% 6.30% 23.48%

UBS WM USA SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F 1000 Harbor BLVD Fl 5 Weehawken, NJ 07086-6761	A C I R	22.35% 45.42% 11.75% 76.52%

Merrill Lynch For Exclusive Benefit of Our Customers 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	A C I	7.58% 38.58% 12.72%

Charles Schwab & Co Inc. Reinvest Account Attn Mutual Funds 101 Montgomery St San Francisco, CA 94101-4151	A I Z	12.04% 27.08% 5.59%

PIMS/Prudential Retirement As Nominee For The TTEE/CUST PL 763 Archer & Greiner One Centennial Sq Haddonfield, NJ 08033-2454	Z	92.65%

Vallee & Co. FBO Y7 C/O Reliance Trust Company (WI) 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	I	11.18%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	A	8.91%

Name and Address	Fund Classes	Percentage of Total Shares Held

Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	A	14.44%

Dividend Value Fund (as of March 29, 2019)
Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	I	59.85%

Cohen & Steers Capital Management Inc. Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	R Z	7.50% 100.00%

Wells Fargo Clearing Services For Exclusive Benefit of Our Customer 2801 Market Street St. Louis, MO 63103	A C	6.80% 8.62%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	C	7.37%

Merrill Lynch For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	A C I	25.94% 66.00% 13.58%

Name and Address	Fund Classes	Percentage of Total Shares Held

Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	A	5.92%

UBS WM USA Omni Account M/F 1000 Harbor Blvd. Fl 5 Weehawken, NJ 07086-6761	A C I R	6.56% 8.72% 9.88% 92.50%

Global Infrastructure Fund (as of March 29, 2019)
Name and Address	Fund Classes	Percentage of Total Shares Held
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	A	7.50%

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	A I	9.85% 25.08%

Merrill Lynch For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	A C I	17.65% 19.39% 12.35%

UBS WM USA Omni Account Attn: Department Manager 100 Harbor Blvd., Fl 5 Weehawken, NJ 07086-6761	C	23.79%

Name and Address	Fund Classes	Percentage of Total Shares Held

Wells Fargo Clearing Services For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103-2523	A C	9.64% 6.84%

Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	A C I	11.67% 29.87% 7.48%

National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	I Z	12.42% 65.57%

Cohen & Steers Capital Management Inc. Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	R Z	100.00% 34.43%

Raymond James Omnibus for Mutual Funds 880 Carillon Pkwy St. Petersburg, FL 33716-1100	A	6.23%

Global Realty Shares (as of March 29, 2019)
Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	A I	45.47% 16.51%

Merrill Lynch For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	A C I	7.33% 23.10% 7.40%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	I	7.92%

Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	A C I R	8.96% 26.70% 7.82% 9.36%

Wells Fargo Clearing Services For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103	A C I	6.35% 14.44% 5.54%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	C R	10.57% 9.75%

FIIOC FBO Into North America Inc. 401k Plan 100 Magellan Way #KW1C Covington, KY 41015-1987	R	11.61%

Name and Address	Fund Classes	Percentage of Total Shares Held

Matrix Trust Company Custodian FBO Kuerth’s Disposal, Inc. 401(k) Plan 717 17th Street, Suite 1300 Denver, CO 80202-3304	R	10.06%

Matrix Trust Company Custodian FBO Trustee of Premier Software Association 717 17th Street, Suite 1300 Denver, CO 80202-3304	R	14.69%

Comerica Bank FBO LIVONIACOHENMF PO Box 75000 Mail Code 3446 Detroit, MI 48275-0001	Z	46.27%

Ascensus Trust Company Inglewood Physical Therapy, P.S 401 P.O. Box 10758 Fargo, ND 58106-0758	R	9.80%

Ascensus Trust Company Tejas Research & Engineering 401(K) P.O. Box 10758 Fargo, ND 58106-0758	R	5.79%

Ascensus Trust Company Main line Dermatology 401(K) P.O. Box 10577 Fargo, ND 58106-0577	Z	5.53%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	Z	36.78%

Name and Address	Fund Classes	Percentage of Total Shares Held

Ascensus Trust Company Advanced Women’s Healthcare, P.A.4 P.O. Box 10577 Fargo, ND 58106-0758	R	7.38%

Ascensus Trust Company Advanced Women’s Healthcare, P.A.4 P.O. Box 10577 Fargo, ND 58106-0758	R	10.74%

Raymond James Omnibus for Mutual Funds 880 Carillon Pkwy St. Petersburg, FL 33716-1100	C	11.92%

Institutional Realty Shares (as of March 29, 2019)
Name and Address	Fund Classes	Percentage of Total Shares Held
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	N/A	11.91%

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	N/A	37.62%

International Realty Fund (as of March 29, 2019)
Name and Address	Fund Classes	Percentage of Total Shares Held
Merrill Lynch For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	A C	13.12% 27.88%

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	A I	15.35% 72.77%

Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	A C	19.61% 26.21%

UBS WM USA Omni Account M/F 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	A C R	7.86% 6.00% 86.26%

Wells Fargo Clearing Services For Exclusive Benefit of our Customers 2801 Market Street St. Louis, MO 63103	A C	8.29% 16.52%

Cohen & Steers Capital Management Inc. Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	R	13.74%

Name and Address	Fund Classes	Percentage of Total Shares Held

SEI Private Trust Company C/O ID 243 Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	Z	94.74%

Preferred Securities and Income Fund (as of March 29, 2019)
Name and Address	Fund Classes	Percentage of Total Shares Held
Merrill Lynch For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	A C I	11.52% 28.86% 22.29%

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	A I Z	27.91% 13.51% 24.03%

Wells Fargo Clearing Services For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103	A C I	8.64% 16.60% 7.72%

UBS WM USA Omni Account M/F 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	C I R	9.67% 7.08% 79.98%

Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	A C I R	7.49% 18.87% 10.32% 11.50%

Name and Address	Fund Classes	Percentage of Total Shares Held

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	I Z	5.25% 14.95%

National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	Z	14.21%

JP Morgan Securities LLC Omnibus for the Exclusives Benefits of Customers Mutual Fund Department 4 Chase Metrotech Center, Floor 3 Brooklyn, NY 11245-0003	F	94.99%

TD Ameritrade Inc. For the Exclusive Benefit of Our Customers PO Box 2226 Omaha, NE 68103-2226	R Z	6.67% 9.45%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Fund 211 Main Street San Francisco, CA 94105-1905	A	5.19%

Real Estate Securities Fund (as of March 29, 2019)
Name and Address	Fund Classes	Percentage of Total Shares Held
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	C I	6.51% 27.56%

Merrill Lynch For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	A C I Z	9.34% 18.09% 5.61% 5.53%

Name and Address	Fund Classes	Percentage of Total Shares Held

Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	A C I	5.40% 13.97% 7.41%

Wells Fargo Clearing Services For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103	A C I	5.62% 26.18% 6.48%

UBS WM USA Omni Account M/F 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	C I R	7.19% 5.36% 5.01%

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	A I	10.76% 17.92%

Nationwide Life Insurance Company DCVA C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	A	8.77%

Great-West Trust Company LLC FBO Employee Benefits Clients 401K 8515 East Orchard Road 2T2 Greenwood Village, CO 80111-5002	R Z	10.93% 8.11%

Ascensus Trust Company FBO Rochester Eye Center P/S & 401 (K) P.O. BOX 10758 Fargo, ND 58106-0758	R	5.15%

Name and Address	Fund Classes	Percentage of Total Shares Held

National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	Z	20.87%

JP Morgan Securities LLC Omnibus for the Exclusives Benefits of Customers Mutual Fund Department 4 Chase Metrotech Center, Floor 3 Brooklyn, NY 11245-0003	F	95.39%

DCGT as TTEE and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	R	11.15%

Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor, CT 06095-4773	R	8.51%

Nationwide Life Insurance Company NACO C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	A	6.37%

Realty Shares (as of March 29, 2019)
Name and Address	Fund Classes	Percentage of Total Shares Held
Wells Fargo Clearing Services For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103	N/A	17.01%

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	N/A	27.69%

Name and Address	Fund Classes	Percentage of Total Shares Held

National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	N/A	7.67%

MLP & Energy Opportunity Fund (as of March 29, 2019)
Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	A I	36.23% 36.10%

Merrill Lynch For the Sole Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	A C I	12.32% 24.32% 9.09%

Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	A C I	13.48% 43.83% 17.94%

National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	R Z	11.53% 51.92%

TD Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Z	29.21%

Name and Address	Fund Classes	Percentage of Total Shares Held

UBS WM USA OMNI ACCOUNT M/F 1000 Harbor BLVD Fl 5 Wehawken, NJ 07086-6761	A C I	12.63% 19.00% 10.11%

Low Duration Preferred and Income Fund (as of March 29, 2019)
Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney For the Exclusive Benefit to its Customers 1 New York Plaza Floor 12 New York, NY 10004-1965	A C I R	15.86% 17.73% 16.29% 80.54%

UBS WM USA OMNI ACCOUNT M/F 1000 Harbor BLVD Fl 5 Wehawken, NJ 07086-6761	A C I R	9.60% 15.29% 10.11% 19.46%

Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94101-4151	A I	13.99% 7.82%

Cohen & Steers Capital Management, Inc. Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	Z	100.00%

Merrill Lynch For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	A C I	26.01% 33.19% 23.38%

Name and Address	Fund Classes	Percentage of Total Shares Held

Wells Fargo Clearing Services For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103	A C I	8.66% 14.54% 9.26%

Raymond James Omnibus for Mutual Funds 880 Carillon Pkwy St. Petersburg, FL 33716-1100	C	8.24%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	A	7.32%

Preferred Securities and Income SMA Shares (as of March 29, 2019)
Name and Address	Fund Classes	Percentage of Total Shares Held
Cohen & Steers Capital Management, Inc. Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	N/A	100.00%

As of the dates indicated below, the following principal holders owned 25% or more of the total outstanding shares of each Fund. Such ownership may be beneficially held by individuals or entities other than the owner listed.
Real Assets Fund (as of March 29, 2019)
Name and Address	Percentage of Total Shares Held
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	26.14%

International Realty Fund (as of March 29, 2019)
Name and Address	Percentage of Total Shares Held
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	66.16%

Institutional Realty Shares (as of March 29, 2019)
Name and Address	Percentage of Total Shares Held
Charles Schwab & Co Inc. Reinvest Account Attn Mutual Funds 101 Montegomery St San Francisco, CA 94101-4151	37.61%

Realty Shares (as of March 29, 2019)
Name and Address	Percentage of Total Shares Held
Charles Schwab & Co Inc. Reinvest Account Attn Mutual Funds 101 Montegomery St San Francisco, CA 94101-4151	28.98%

Global Infrastructure (as of March 29, 2019)
Name and Address	Percentage of Total Shares Held
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	29.57%

MLP & Energy Opportunity Fund (as of March 29, 2019)
Name and Address	Percentage of Total Shares Held
Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	36.44%

Dividend Value Fund (as of March 29, 2019)
Name and Address	Percentage of Total Shares Held
Merrill Lynch For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	26.27%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	30.37%

Management Ownership
As of March 31, 2019, the Directors and officers as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund, except as shown in the following table:
Fund Name	Fund Classes	Percentage Owned by Directors and Officers
Dividend Value Fund	I	52.79%
Real Assets Fund	A I	4.42% 18.85%
MLP & Energy Opportunity Fund	I	6.09%

Investment Advisory and Other Services

The Advisor
Cohen & Steers Capital Management, Inc., a registered investment advisor, located at 280 Park Avenue, New York, New York 10017, is the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of CNS, a publicly traded company whose shares are listed on the NYSE under the symbol “CNS.” As of March 31, 2019, the Advisor managed approximately $62.6 billion in assets.

The Advisor was formed in 1986 and its current clients include pension plans of leading corporations, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds. Robert H. Steers is deemed a “controlling person” of the Advisor on the basis of his ownership of stock in CNS.
Pursuant to investment advisory agreements (each, an “Investment Advisory Agreement”) with each of Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund, Realty Shares and MLP & Energy Opportunity, and an investment management agreement (an “Investment Management Agreement”) with Institutional Realty Shares, the Advisor furnishes a continuous investment program for each Fund’s portfolio, and has overall responsibility for directing the investments of each Fund in accordance with each Funds’ investment objective, policies and limitations, subject to the general supervision of the Board of Directors of each Fund. With respect to Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Real Assets Fund and MLP & Energy Opportunity Fund, the Advisor is also responsible for supervising the Subadvisors.
Except with respect to Preferred Securities and Income SMA Shares, under each Investment Advisory Agreement or Investment Management Agreement, as applicable, the Fund pays the Advisor a monthly advisory or management fee equal to an annual percentage of the average daily net assets of the Fund. The fee that each Fund pays pursuant to its Investment Management Agreement or Investment Advisory Agreement, as applicable, is set forth in the table below. In addition, the Advisor has made contractual commitments to certain of the Funds to waive its fee and/or reimburse such Funds for expenses to the extent necessary to maintain those Funds’ total annual operating expenses at or below certain levels. Such waiver/reimbursement arrangements are also set forth in the table below.
Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement
Low Duration Preferred and Income Fund*	0.65%	Through June 30, 2020, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 0.90% for Class A shares, 1.55% for Class C shares, 0.55% for Class F shares, 0.55% for Class I shares, 1.05% for Class R shares, 0.90% for Class T shares and 0.55% for Class Z shares, subject to the exclusions described in the Fund Prospectus. Class F and Class T shares are not currently available for purchase.
Dividend Value Fund*	0.70%	Through June 30, 2020, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.00% for Class A shares, 1.65% for Class C

Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement
		shares, 0.65% for Class F shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares, subject to the exclusions described in the Fund Prospectus. Class F shares are not currently available for purchase.
Global Infrastructure Fund*	0.75% for assets up to and including $1.5 billion; 0.65% for assets above $1.5 billion	Through June 30, 2020, the Advisor has contractually agreed to waive and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10%.
Global Realty Shares*	0.75%	Through June 30, 2020, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class F shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares, subject to the exclusions described in the Fund Prospectus. Class F shares are not currently available for purchase.
Institutional Realty Shares	0.75%	The Advisor contractually agreed to waive its fee and/or reimburse the Fund so that its total annual operating expenses never exceed 0.75% of average daily net assets, subject to the exclusions described in the Fund Prospectus. This commitment will remain in place for the life of the Fund.
International Realty Fund*	0.95% for assets up to and including $1.5 billion; 0.85% for assets above $1.5 billion	Through June 30, 2020, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.35% for Class A shares, 2.00% for Class C shares, 1.00% for Class F shares, 1.00% for Class I shares, 1.50% for Class R shares and 1.00% for Class Z shares, subject to exclusions described in the Fund Prospectus. Class F shares are not currently available for purchase.

Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement
MLP and Energy Opportunity Fund*	0.80%	Through June 30, 2020, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class F shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z, subject to exclusions described in the Fund Prospectus. Class F shares are not currently available for purchase.
Preferred Securities and Income Fund*	0.70% for assets up to and including $8.5 billion; 0.65% for assets above $8.5 billion	Through June 30, 2020, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares, subject to exclusions described in the Fund Prospectus.
Real Assets Fund*	0.75%	Through June 30, 2020, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, which include the expenses of the subsidiary, do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class F shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares, subject to exclusions described in the Fund Prospectus. Class F shares are not currently available for purchase.
Real Estate Securities Fund*	0.75% for assets up to and including $1.5 billion; 0.65% for assets above $1.5 billion	N/A
Realty Shares	0.85% for assets up to $1.5 billion; 0.75% for assets between $1.5 billion and $7.5 billion and 0.70% of such assets in excess of $7.5 billion	N/A
Preferred Securities and Income SMA Shares	0.00%	The Advisor has contractually agreed to reimburse the Fund so that the total

Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement
annual Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors) do not exceed 0.00%, subject to exclusions described in the Fund’s prospectus.

*	The fee for this Fund is allocated among the separate classes based on the classes’ proportionate shares of such average daily net assets.
For the fiscal years ended: (i) December 31, 2018, 2017 and 2016 for each Fund other than Low Duration Preferred and Income Fund, Dividend Value Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2018, 2017 and 2016 for Low Duration Preferred and Income Fund; (iii) February 28, 2018, February 28, 2017 and February 29, 2016 for Dividend Value Fund; and (iv) November 30, 2018, 2017 and 2016 for MLP & Energy and Opportunity Fund, the Advisor received advisory or management fees in the following amounts:
	2018	2017	2016
Global Infrastructure Fund	$ 2,130,256	$ 1,766,127	$ 1,619,135
Global Realty Shares	$ 8,228,242	$ 3,982,892	$ 3,833,431
Institutional Realty Shares	$20,746,972	$20,648,109	$22,079,699
International Realty Fund	$ 6,201,294	$ 5,912,602	$ 6,508,726
Preferred Securities and Income Fund	$50,015,156	$50,888,348	$40,877,386
Real Assets Fund	$ 1,158,298	$ 1,315,037	$ 1,140,462
Real Estate Securities Fund	$30,004,796	$26,061,956	$15,862,745
Realty Shares	$32,605,055	$37,320,408	$43,916,285
Dividend Value Fund	$ 1,281,412	$ 1,462,945	$ 1,822,417
MLP & Energy Opportunity Fund	$ 1,252,615	$ 1,057,699	$ 655,798
Low Duration Preferred and Income Fund	$ 4,590,163	$ 774,019	$ 71,011
Preferred Securities and Income SMA Shares(1)	N/A	N/A	N/A

(1)	The Advisor does not receive an investment advisory fee from the Preferred Securities and Income SMA Shares.
For the fiscal years ended: (i) December 31, 2018, 2017 and 2016 for each of the following Funds other than Low Duration Preferred and Income Fund, Dividend Value Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2018, 2017 and 2016 for Low Duration Preferred and Income Fund; (iii) February 28, 2018, February 28, 2017 and February 29, 2016 for Dividend Value Fund; and (iv) November 30, 2018, 2017 and 2016 for MLP & Energy Opportunity Fund, the Advisor waived and/or reimbursed the following Funds the respective amounts set forth in the table below, pursuant to contractual agreements by the Advisor to limit expenses that were substantially the same as those described above:
	2018	2017	2016
Global Infrastructure Fund(1)	$156,416	$ 121,949	$ 17,850
Global Realty Shares	$374,506	$ 251,769	$ 238,452
Institutional Realty Shares	$334,655	$ 432,037	$ 335,444
International Realty Fund	$957,240	$1,045,608	$1,293,393
Preferred Securities and Income Fund	$528,754	$ 929,723	$1,376,980
Real Assets Fund	$683,875	$ 782,322	$ 676,052
Dividend Value Fund	$538,856	$ 694,501	$ 900,446
MLP & Energy Opportunity Fund	$418,093	$ 416,516	$ 516,184

	2018	2017	2016
Low Duration Preferred and Income Fund	$2,107,623	$566,799	$157,810
Preferred Securities and Income SMA Shares(2)	N/A	N/A	N/A

(1)	Effective November 7, 2016, the Advisor contractually agreed to waive and/or reimburse the Fund's Class I shareholder service fee up to the maximum shareholder service fee of 0.10%.
(2)	Preferred Securities and Income SMA Shares commenced operations on March 1, 2019.
Therefore, for the fiscal years ended: (i) December 31, 2018, 2017 and 2016 for each of the following Funds other than Low Duration Preferred and Income Fund, Dividend Value Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2018, 2017 and 2016 for Low Duration Preferred and Income Fund; (iii) February 28, 2018, February 28, 2017 and February 29, 2016 for Dividend Value Fund; and (iv) November 30, 2018, 2017 and 2016 for MLP & Energy Opportunity Fund, the net management fee or advisory fees paid by these Funds were as follows:
	2018	2017	2016
Global Infrastructure Fund	$ 1,973,840	$ 1,644,178	$ 1,601,285
Global Realty Shares	$ 7,853,736	$ 3,731,123	$ 3,594,979
Institutional Realty Shares	$20,412,317	$20,216,072	$21,744,255
International Realty Fund	$ 5,244,054	$ 4,866,994	$ 5,215,333
Preferred Securities and Income Fund	$49,486,402	$49,958,625	$39,500,406
Real Assets Fund	$ 474,423	$ 532,715	$ 464,410
Dividend Value Fund	$ 742,556	$ 768,444	$ 921,971
MLP & Energy Opportunity Fund	$ 834,522	$ 641,183	$ 139,614
Low Duration Preferred and Income Fund	$ 2,482,540	$ 207,220	N/A
Preferred Securities and Income SMA Shares(1)	N/A	N/A	N/A

(1)	The Advisor does not receive an investment advisory fee from the Preferred Securities and Income SMA Shares.
The Advisor also provides the Funds with such personnel as the Funds may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the co-administrator, the Transfer Agent and the custodian, which the Advisor is not required to furnish under the Investment Advisory Agreements. The personnel rendering these services, who may act as officers of a Fund, may be employees of the Advisor or its affiliates. The cost to a Fund for these services must be agreed to by a Fund and is intended to be no higher than the actual cost to the Advisor or its affiliates of providing the services. Institutional Realty Shares and Realty Shares do not pay for these services performed by officers of the Advisor or its affiliates. A Fund may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Funds intends to do so whenever it appears advantageous to a Fund.

The Subadvisors
With respect to Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund and Real Assets Fund (each, a “Subadvised Fund” and collectively, the “Subadvised Funds”), the Advisor has entered into subadvisory agreements (each, a “Subadvisory Agreement”) with each of the Subadvisors. References in this SAI to activities and responsibilities of the Advisor with respect to a Subadvised Fund may be performed by one or more of the Subadvisors pursuant to the Subadvisory Agreements with the Advisor.
Each of the Subadvisors provides investment advisory and research services in connection with managing the investments of the Subadvised Funds. CNS UK is located at 21 Sackville Street, 4th floor, London, U.K. and CNS Asia is located at 1201-2, Citibank Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong. As of December 31, 2018, CNS Asia and CNS UK managed approximately $3.6 billion and $4.3 billion, respectively.
The Advisor allocates 50% of the advisory fee received from each subadvised Fund among itself and each of CNS Asia and CNS UK based on the portion of each Fund’s average assets managed by the Advisor and each Subadvisor. The Advisor retains the remaining 50% of the advisory fee received from each Fund.
For the fiscal years ended: (i) December 31, 2018, 2017 and 2016 for each of the following Funds other than MLP & Energy Opportunity Fund; and (ii) November 30, 2018, 2017 and 2016 for MLP & Energy Opportunity Fund, the Advisor paid each of CNS Asia and CNS UK the following subadvisory fees with respect to each Subadvised Fund.
CNS Asia
Fiscal Year Ended	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares(2)	International Realty Fund	Real Assets Fund	MLP & Energy Opportunity Fund(1)
2018	$189,022	$1,119,939	$130,995	$1,709,627	$64,840	$0
2017	$152,700	$ 491,865	$477,005	$1,606,243	$69,126	$0
2016	$132,325	$ 540,296	$538,835	$1,930,461	$61,932	$0
CNS UK
Fiscal Year Ended	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares(2)	International Realty Fund	Real Assets Fund	MLP & Energy Opportunity Fund(1)
2018	$122,898	$753,445	$ 92,521	$1,139,903	$157,711	$0
2017	$137,547	$376,399	$364,580	$1,194,726	$189,053	$0
2016	$134,122	$351,657	$351,845	$1,189,895	$ 91,652	$0

(1) In 2016, 2017 and 2018 the Fund invested in U.S. investments only, and therefore did not engage its UK or Asia subadvisors.
(2) Effective March 23, 2018, Institutional Global Realty Shares, Inc. was reorganized into Global Realty Shares, Inc.

Portfolio Managers
Accounts Managed. The portfolio managers for each Fund are listed below. Each portfolio manager also manages other registered investment companies and/or other pooled investment vehicles and other accounts in addition to the Fund or Funds that they manage. The following tables show, as of the fiscal years ended: (i) December 31, 2018 for each of the following Funds other than Low Duration Preferred and Income Fund, Dividend Value Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2018 for Low Duration Preferred and Income Fund; (iii) February 28, 2018 for Dividend Value Fund; and (iv) November 30, 2018 for MLP

& Energy Opportunity Fund, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.
	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Global Infrastructure Fund
Robert Becker	3	$ 784	11	$ 995	15	$2,899 (2)
Benjamin Morton	5	$ 1,177	12	$1,004	16	$2,970 (2)
Global Realty Shares
Jon Cheigh	6	$ 9,610	25	$4,048	16	$4,032
William Leung	1	$ 585	23	$5,210	11	$2,619
Rogier Quirijns	1	$ 585	23	$5,210	11	$2,619
Laurel Durkay	–0–	$ –0–	22	$3,795	14	$2,989
Institutional Realty Shares
Thomas Bohjalian	6	$12,075	7	$7,792	18	$2,722
Jon Cheigh	6	$ 6,438	25	$4,048	16	$4,032
Jason Yablon	7	$12,341	1	$ 116	6	$2,924
International Realty Fund
Jon Cheigh	6	$ 8,512	25	$4,048	16	$4,032
William Leung	1	$ 1,214	23	$5,210	11	$2,619
Rogier Quirijns	1	$ 1,214	23	$5,210	10	$2,248
MLP & Energy Opportunity Fund
Benjamin Morton	5	$ 3,957	12	$1,072	16	$3,139 (3)
Tyler Rosenlicht	1	$ 375	1	$ 6	1	$ 24
Preferred Securities and Income Fund
William F. Scapell	9	$ 9,203	11	$1,010	20	$3,035
Elaine Zaharis-Nikas	5	$ 5,724	10	$ 687	11	$2,458
Low Duration Preferred and Income Fund
William F. Scapell	9	$15,787	7	$ 908	16	$2,557
Elaine Zaharis-Nikas	5	$12,170	6	$ 503	14	$2,208
Real Assets Fund
Jon Cheigh	6	$ 8,970	25	$4,048	16	$4,032
Nicholas Koutsoftas	–0–	$ –0–	2	$ 9	1	$ 940
Vincent L. Childers	–0–	$ –0–	1	$ 1	2	$1,021
Benjamin Morton	4	$ 3,784	12	$1,004	16	$2,970 (2)
Benjamin Ross	–0–	$ –0–	2	$ 9	2	$1,021
Christopher Rhine	1	$ 340	3	$ 426	5	$1,184 (4)
Real Estate Securities Fund
Thomas Bohjalian	6	$10,256	7	$7,792	18	$2,722
Jason Yablon	7	$10,523	1	$ 116	6	$2,924
Realty Shares
Thomas Bohjalian	6	$10,994	7	$7,792	18	$2,722
Jon Cheigh	6	$ 5,358	25	$4,048	16	$4,032
Jason Yablon	7	$11,261	1	$ 116	6	$2,924
Preferred Securities and Income SMA Shares

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William F. Scapell	10	$14,919	11	$1,009	20	$3,034
Elaine Zaharis-Nikas	6	$11,440	10	$ 687	17	$2,458

(1)	One “Other Account”, with total assets of $88.8 million as of February 28, 2018, is subject to performance based fees.
(2)	One “Other Account”, with total assets of $140.7 million as of December 31, 2018, is subject to performance based fees.
(3)	One “Other Account”, with total assets of $148.5 million, as of November 30, 2018, is subject to performance based fees.
(4)	One “Other Account”, with total assets of $82.4 million as of December 31, 2018, is subject to performance based fees.
Share Ownership. The following table indicates the dollar range of securities of each Fund owned by each Fund’s portfolio managers as of (i) December 31, 2018 for each Fund other than Low Duration Preferred and Income Fund, Dividend Value Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund, (ii) April 30, 2018 with respect to Low Duration Preferred and Income Fund, (iii) February 28, 2018 with respect to Dividend Value Fund and (iv) November 30, 2018 with respect to MLP & Energy Opportunity Fund:
A—None
B—$1-$10,000
C—$10,001-$50,000
D—$50,001-$100,000
E—$100,001-$500,000
F—$500,001-$1,000,000
G—over $1,000,000
N/A—Not applicable (not a portfolio manager of the Fund)
Portfolio Manager	Low Duration Preferred and Income Fund	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares(1)	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Preferred Securities and Income SMA Shares
William F. Scapell	E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	F	N/A	N/A	N/A	A
Robert Becker	N/A	N/A	C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Benjamin Morton	N/A	N/A	E	N/A	N/A	N/A	N/A	B	N/A	A	N/A	N/A	N/A
Tyler Rosenlicht	N/A	N/A	N/A	N/A	N/A	N/A	N/A	D	N/A	N/A	N/A	N/A	N/A
Roger Quirijns	N/A	N/A	N/A	A	A	N/A	A	N/A	N/A	N/A	N/A	N/A	N/A
Thomas Bohjalian	N/A	N/A	N/A	N/A	N/A	C	N/A	N/A	N/A	N/A	E	E	N/A
Jon Cheigh	N/A	N/A	N/A	E	A	E	A	N/A	N/A	E	N/A	A	N/A
Jason Yablon	N/A	N/A	N/A	N/A	N/A	E	N/A	N/A	N/A	N/A	A	A	N/A
William Leung	N/A	N/A	N/A	A	A	N/A	A	N/A	N/A	N/A	N/A	N/A	N/A
Elaine Zaharis-Nikas	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	E	N/A	N/A	N/A	A
Vincent Childers	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	E	N/A	N/A	N/A
Nicholas Koutsoftas	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A	N/A
Benjamin Ross	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	C	N/A	N/A	N/A
Christopher Rhine	N/A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A	N/A
Laurel Durkay	N/A	N/A	N/A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) Effective March 23, 2018, Institutional Global Realty Shares, Inc. was reorganized into Global Realty Shares, Inc.
Conflicts of Interest
Advisor, CNS Asia and CNS UK. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a

Fund may invest or that may pursue a strategy similar to one of the Fund’s strategies, the Advisor and CNS Asia and CNS UK have procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged.
For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to a Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor or CNS Asia and/or CNS UK, as applicable. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor and CNS Asia and CNS UK strive to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related limitations (such as client-imposed restrictions or lack of available cash), for equity strategies it is the general policy of the Advisor and CNS Asia and CNS UK to allocate investment ideas pro rata to all accounts with the same primary investment strategy, except where an allocation would not produce a meaningful position size. Cohen & Steers generally attempts to allocate orders for the same fixed income security on a pro rata basis among participating eligible accounts. Purchases and sales of fixed income securities, including new issues and other limited investment opportunities may differ from a pro-rata allocation based on the investment objective, guideline restrictions, the benchmark and characteristics of the particular account. When determining which accounts will participate in a block trade, Cohen & Steers also takes into consideration factors that may include duration, sector and/or issuer weights relative to benchmark, cash flows / liquidity needs, style, maturity and credit quality. In addition, if the allocation process results in a very small allocation, or if there are minimum security requirements that are not achieved at our targeted position size, these amounts can be reallocated to other clients. To reach desired outcomes with regards to portfolio characteristics, certain portfolios may hold different securities with substantially similar investment characteristics to achieve its investment objective, such that comparable risk positioning, in accordance with guidelines and mandates, is realized over time. In addition, each Fund, as a registered investment company, is subject to different regulations than certain of the other accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.
Certain of the portfolio managers may from time to time manage one or more accounts in which the Advisor or CNS Asia and/or CNS UK holds a substantial interest (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor and CNS Asia and CNS UK, however, not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor and CNS Asia and CNS UK may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not normally be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. However, in the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.
Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the Advisor and CNS Asia and CNS UK, acting in their reasonable judgment and consistent with their fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.
Certain accounts managed by the Advisor may compensate the Advisor using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by the Advisor, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.
Certain of the portfolio managers may from time to time manage portfolios used in a unified managed account programs or other model portfolio arrangements (collectively, “Model Portfolios”) offered by various sponsors and/or other non-Cohen & Steers investment advisors. In connection with these Model Portfolios, portfolio managers provide investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts. The Advisor maintains procedures designed to deliver portfolios on a fair and equitable basis. Trades for Cohen & Steers discretionary managed accounts, including the Funds, are worked contemporaneously with the delivery of updated model information. The Model Portfolios may achieve a security weighting ahead of or after the weighting achieved in our Funds.
Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus compensation.
The Advisor and CNS Asia and CNS UK, and the Funds, have adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation of Investment Professionals, CNS Asia and CNS UK
Compensation of portfolio managers and other investment professionals is comprised of: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of CNS, the parent company of the Advisor, CNS Asia and CNS UK. All employees, including the portfolio managers and other investment professionals, also receive certain retirement, insurance and other benefits. Compensation is reviewed on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are effective the January following the fiscal year-end of CNS.

Compensation for the portfolio managers is determined by evaluating four primary components, in order of emphasis: (1) investment performance, (2) leadership and collaboration, (3) team level revenue changes and (4) the firm’s financial results.
The investment performance evaluation is based on the team’s excess returns versus a representative benchmark and, where available, on the percentile rankings relative to an institutional peer group and percentile rankings relative to a retail peer group. The performance metrics are on a pre-tax and pre-expense basis and are reviewed for both the one- and three-year periods, with a greater weight given to the three-year period. The benchmark and peers which most represent the investment strategy are used in evaluating performance. For portfolio managers responsible for multiple Funds and other accounts, performance is evaluated on an aggregate basis. Leadership and collaboration are evaluated through a qualitative assessment. The qualitative factors considered for evaluating leadership include, among others, process and innovation, team development, thought leadership, client service and cross team cooperation. A final factor is based on portfolio managers’ ownership level in the Funds they manage.
On an annual basis, the performance metrics and leadership factors are aggregated to produce a quantitative assessment of the portfolio manager and investment team. This assessment is considered alongside calendar year over year changes in a strategy’s advisory fees earned, the operating performance of the Advisor and CNS, and market factors to determine appropriate levels for salaries, bonuses and stock-based compensation. Base compensation for portfolio managers are fixed and vary in line with the portfolio manager’s seniority and position with the firm. Cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on this framework.
The Advisor has a negligible number of accounts with performance based fees, and although portfolio managers do not directly receive a portion of these fees, performance based fees may contribute to the overall profitability of the Advisor.

Administrative Services
The Advisor performs certain administrative functions for each Fund, including (i) providing office space, materials and supplies for each Fund, furnishing all executive and administrative personnel necessary for managing the affairs for each Fund, including personnel to perform clerical, bookkeeping, accounting and other office functions, as well as all administrative services performed on behalf of shareholders; (ii) providing each Fund with the services necessary to organize any Fund or Class thereof that commences operations on or after the date of the applicable administration agreement so that such Fund or Class can conduct business as described in each Fund’s registration statement; (iii) supervising preparation of periodic updating of each Fund’s registration statement, including prospectus and statement of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iv) supervising preparation of periodic reports to each Fund’s shareholders and filing of these reports with the SEC, Forms N-SAR filed with the SEC, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (v) preparation or review of each Fund’s expense budgets, monitoring of daily accruals and calculating or reviewing adjustments as necessary; (vi) paying compensation of each Fund’s officers for services rendered as such; (vii) supervising the daily pricing of each Fund’s investment portfolio and the publication of the NAV of each Fund’s shares, earnings reports and other financial data; (viii) coordinating matters relating to the operation of each Fund, including any necessary coordination among the adviser or sub-advisers for each Fund, the custodian(s), transfer agent(s), any sub-transfer agent(s) or other administrative service agent(s), dividend disbursing agent(s), recordkeeping agent(s), accountants, attorneys, and other parties performing services or operational functions for each Fund; (ix) supervising compliance by Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for each Fund (other than those maintained by the Custodian and Transfer Agent); (x) preparing or supervising the preparation by third parties of all federal, state, and local tax returns and reports of each Fund required by applicable law and filing of tax reports other than each Fund’s income tax returns; (xi) calculating dividends and distributions to shareholders and communicating such information to each Fund’s transfer agent, fund accounting agent and outside tracking firms such as Morningstar and Broadridge; (xii) preparation of materials for Board meetings and preparation of minutes of such meetings; (xiii) oversight of service providers who file claims for class action lawsuits with respect to securities in each Fund; (xiv) arrange for providing and maintaining a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued against larceny and embezzlement covering each officer and employee of each Fund, the investment adviser to each Fund and/or any sub-adviser who may singly or jointly with others have access to funds or securities of each Fund, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds; the bond shall be in such reasonable amount as a majority of the Directors who are not “interested persons” of each Fund, as defined in the 1940 Act, shall determine, with due consideration to the aggregate assets of each Fund to which any such officer or employee may have access and the premium, or portion thereof pursuant to an agreement among the insured parties in the case of a joint insured bond, for the bond shall be payable by each Fund; (xv) providing response to direct shareholder and financial advisor inquiries and provision of timely assistance as required; maintenance of each Fund’s website; provision of and staffing of a toll free number; oversight of the shareholder services provided by each Fund’s Transfer Agent; and monitoring direct shareholder activity pursuant to Rule 22c-2 under the 1940 Act; and (xvi) such other administrative services as each Fund and Administrator may agree.
The Advisor provides these administrative services to Low Duration Preferred and Income Fund, Dividend Value Fund, Preferred Securities and Income SMA Shares, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and Realty Shares pursuant to an administration agreement with each of these Funds (the “Administration Agreement”). For its services under the Administration Agreement, the Advisor receives a monthly fee from each of the foregoing Funds at the annual rate of 0.08% in the case of Real Assets Fund, 0.05% in the case of MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Low Duration Preferred and Income Fund, 0.04% in the case of International Realty Fund, Global Realty Shares, Real Estate Securities Fund and Global Infrastructure Fund, 0.03% in the case of Realty Shares and 0.02% in the case of Dividend Value Fund. The Advisor provides these administrative services to Institutional Realty Shares and Preferred Securities and Income SMA Shares at no additional fee to that Fund other than the fees paid under its Investment Management Agreement (except Preferred Securities and Income SMA Shares, which does not pay fees under its Investment Management Agreement).
In accordance with the terms of the Administration Agreement or Investment Management Agreement, as applicable, and with the approval of each Fund’s Board of Directors, the Advisor has caused each Fund to retain State Street Bank and Trust Company (“State Street”) under a fund accounting and administration agreement (the “Co-Administration Agreement”) with each Fund. Under the Co-Administration Agreement, State Street has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining each Fund’s NAV and preparing these figures for publication; (ii) maintaining certain of each Fund’s books and records that are not maintained by the Advisor, custodian or Transfer Agent; (iii) preparing financial information for each Fund’s income tax returns, proxy statements, shareholders reports, and SEC filings and (iv) responding to shareholder inquiries.
Under the terms of the Co-Administration Agreement, MLP & Energy Opportunity Fund, Low Duration Preferred and Income Fund, Dividend Value Fund, Preferred Securities and Income SMA Shares, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and Realty Shares each pay State Street a monthly administration fee computed on the basis of the aggregate net assets of all the funds in the Cohen & Steers Fund Complex at an annual rate equal to 0.007% of the first $5 billion in assets, 0.0045% of the next $7.5 billion, 0.0035% of the next $17.5 billion, and 0.0025% of assets in excess of $30 billion, with a minimum fee per fund of $42,000. The aggregate fee paid by each Fund and the other funds in the Cohen & Steers Fund Complex to State Street is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. Each of MLP & Energy Opportunity Fund, Low Duration Preferred and Income Fund, Dividend Value Fund, Preferred Securities and Income SMA Shares, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and Realty Shares is then responsible for its pro rata amount of the aggregate administration fee. In the case of Institutional Realty Shares, the Advisor pays for the cost of State Street’s services without any additional charge to that Fund.
State Street also serves as each Fund’s custodian. See “Custodian and Transfer and Dividend Disbursing Agent,” below. The Transfer Agent, an affiliate of State Street, has been retained by each Fund to provide transfer agency services.
For the fiscal years ended: (i) December 31, 2018, 2017 and 2016 for each Fund other than Low Duration Preferred and Income Fund, Dividend Value Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2018, 2017 and 2016 for Low Duration Preferred and Income Fund; (iii) February 28, 2018, February 28, 2017 and February 29, 2016 for Dividend Value Fund; and (iv) November 30, 2018, 2017 and 2016 for MLP & Energy Opportunity Fund, the Advisor received administration fees from each Fund in the following amounts:
	2018	2017	2016
Low Duration Preferred and Income Fund	$ 353,089	$ 59,540	$ 5,462
Dividend Value Fund	$ 48,975	$ 79,539	$ 91,121
Global Infrastructure Fund	$ 113,614	$ 59,652	$ 43,177
Global Realty Shares	$ 435,019	$ 127,976	$ 86,591
Institutional Realty Shares	None	None	None
International Realty Fund	$ 261,107	$ 309,673	$ 411,077
MLP & Energy Opportunity Fund	$ 68,196	$ 52,885	$ 32,790
Preferred Securities and Income Fund	$3,572,511	$3,634,882	$2,919,813
Real Assets Fund	$ 123,552	$ 140,271	$ 111,412
Real Estate Securities Fund	$1,754,141	$ 971,020	$ 442,266
Realty Shares	$1,244,202	$1,071,923	$1,131,101
Preferred Securities and Income SMA Shares(1)	N/A	N/A	N/A

(1)	Preferred Securities and Income SMA Shares commenced operations on March 1, 2019.

Distributor
Cohen & Steers Securities, LLC located at 280 Park Avenue, New York, NY 10017 (the “Distributor”), serves as the Distributor of shares of each Fund.
For Class A, Class C, Class R and Class T (when Low Duration Preferred and Income Fund makes available for purchase) shares of Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund, the Distributor receives compensation as described below under each Fund’s Distribution Plan or Distribution and Service Plan. For Class B shares of Global Infrastructure Fund, Global Realty Shares and Real Estate Securities Fund, the Distributor stopped receiving compensation under each Fund’s Distribution Plan as of April 30, 2015. On June 19, 2015, all outstanding Class B shares converted to Class A shares.
With respect to Institutional Realty Shares, Realty Shares and Preferred Securities and Income SMA Shares, which each offer only one class of shares and do not have a Distribution Plan, the Distributor serves without compensation.
The Distributor is not obligated to sell any specific amount of shares of any Fund and will sell shares, as agent for each Fund, on a continuous basis only against orders to purchase shares.
The Distributor is an “affiliated person” of the Advisor, which is itself an affiliated person of each Fund. The Distributor is a wholly-owned subsidiary of CNS. Those individuals identified above under “Management of the Fund” as Directors or officers of both the Funds and the Distributor are affiliated persons of both entities.
For the fiscal years ended: (i) December 31, 2018, 2017 and 2016 for each Fund other than Low Duration Preferred and Income Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2018, 2017 and 2016 for Low Duration Preferred and Income Fund; (iii) February 28, 2018, February 28, 2017 and February 29, 2016 for Dividend Value Fund; and (iv) November 30, 2018, 2017 and 2016 for MLP & Energy Opportunity Fund, the Distributor received the following combined commissions on sales of Class A, Class C and Class R shares of, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Low Duration Preferred and Income Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and MLP & Energy Opportunity Fund:
	2018	2017	2016
Low Duration Preferred and Income Fund	$122,138	$ 18,714	$ 1,197
Dividend Value Fund	$ 5,049	$ 5,322	$ 5,867
Global Infrastructure Fund	$ 12,613	$ 15,678	$ 12,276
Global Realty Shares	$ 5,296	$ 15,466	$ 6,157
International Realty Fund	$ 32,758	$ 3,124	$ 2,559
MLP & Energy Opportunity Fund	$ 15,571	$ 7,313	$ 11,729
Preferred Securities and Income Fund	$194,485	$452,114	$620,842
Real Assets Fund	$ 4,354	$ 30,721	$ 23,646
Real Estate Securities Fund	$ 64,481	$177,542	$196,252

Custodian and Transfer and Dividend Disbursing Agent
State Street, which has its principal business at One Lincoln Street, Boston, Massachusetts 02111, has been retained to act as custodian of each Fund’s investments. The Transfer Agent, which has its principal business at P.O. Box 219953, Kansas City, MO 64121-9953 provides transfer and dividend disbursing agency services to each Fund.
Neither State Street nor the Transfer Agent has any part in deciding a Fund’s investment policies or which securities are to be purchased or sold for a Fund’s portfolio.

Proxy Voting
The Funds’ Boards of Directors have delegated to the Advisor and, as applicable, the Subadvisors the responsibility for voting proxies on behalf of each Fund, and have determined that the Advisor and, as applicable, the Subadvisors will vote proxies with respect to those portfolio securities for which they have investment responsibility. A summary of the proxy voting policies and procedures for the Advisor and each Subadvisor is set forth in Appendix A.
Each Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Each Fund’s Form N-PX filings are available (i) without charge, upon request, by calling toll-free at (800) 437-9912 and (ii) on the SEC’s website (http://www.sec.gov).

Code of Ethics
The Funds, the Advisor, the Subadvisors and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Advisor and Subadvisors, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Directors and could result in severe penalties.

Portfolio Transactions and Brokerage

The Advisor, CNS Asia and CNS UK. Subject to the supervision of the Board of Directors, decisions to buy and sell securities for a Fund and negotiation of its brokerage commission rates are made by the Advisor and, as applicable, each Subadvisor. Transactions on U.S. and, as applicable, non-U.S. stock exchanges involve the payment by a Fund of negotiated brokerage commissions. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. Fixed-income securities are purchased and sold (including certain preferred securities) through principal transactions, meaning the securities are normally purchased on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The Funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for such securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices). There is generally no stated commission in the case of equity securities traded in the over-the-counter market but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, a Fund may make purchases of underwritten or agency placed issues at prices that reflect underwriting or placement fees. The Advisor and, as applicable, each Subadvisor, will only cause a Fund to engage in these transactions if they deem such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent a Fund from purchasing securities in an offering in which an affiliate serves as placement agent of the issuer, and that Fund’s inability to participate could be deemed to be to the detriment of the Fund.
The Advisor and, as applicable, a Subadvisor, have the responsibility of selecting brokers and dealers to execute portfolio transactions. In selecting a broker to execute each particular transaction, the Advisor and, as applicable, each Subadvisor, generally will take the following into consideration (if and as relevant to the transaction): the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution and other services offered, including research services. Research services include research reports and analyzed market data services.
In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The Advisor and, as applicable, a Subadvisor, will seek to obtain prompt execution of orders at the most favorable prices or yields and may consider other factors as appropriate.
The Advisor and, as applicable, each Subadvisor, shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Advisor or a Subadvisor, as the case may be, determines in good faith that the commission was reasonable in relation to the value of the research service provided.
Research and investment information may be provided by brokers at no cost to the Advisor or a Subadvisor, if applicable, and available for the benefit of other accounts advised by the Advisor, a Subadvisor, if applicable, and their affiliates, and not all of the information will be used in connection with a Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor’s or a Subadvisors’ expenses, it is not possible to estimate its value, and in the opinion of the Advisor or a Subadvisor, if applicable, it does not reduce the Advisor’s or a Subadvisor’s expenses in a determinable amount.
The Advisor and each Subadvisor, if applicable, may take into account payments made by brokers effecting transactions for a Fund to other persons on behalf of a Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in the Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisors and broker-dealers serving clients in both the United States and the EU. It is possible that a Subadvisor subject to MiFID II will cause a Fund to pay for research services with soft dollars in circumstances where the Subadvisor is prohibited from causing its other client accounts to do so, including where the Subadvisor aggregates trades on behalf of the Fund and those other client accounts. In such situations, the Fund would bear the additional amounts for the research services and the Fund’s Subadvisor’s other client accounts would not, although the Subadvisor’s other client accounts might nonetheless benefit from those research services.
Pursuant to its internal procedures, the Advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses.
For the fiscal years ended: (i) December 31, 2018, 2017 and 2016 for each Fund other than Low Duration Preferred and Income Fund, Dividend Value Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2018, 2017 and 2016 for Low Duration Preferred and Income Fund; (iii) February 28, 2018, February 28, 2017 and February 29, 2016 for Dividend Value Fund; and (iv) November 30, 2018, 2017 and 2016 for MLP & Energy Opportunity Fund, each Fund paid total brokerage commissions in the following amounts:
	2018	2017	2016
Low Duration Preferred and Income Fund	$ 21,627	$ 14,353	$ 5,202
Dividend Value Fund	$ 197,905	$ 215,902	$ 179,997
Global Infrastructure Fund	$ 242,283	$ 300,960	$ 319,560
Global Realty Shares(1)	$1,377,749	$ 614,871	$ 701,867
Institutional Realty Shares	$2,046,863	$2,145,140	$2,484,218
International Realty Fund	$ 978,174	$ 840,439	$1,107,322
MLP & Energy Opportunity Fund(1)	$ 252,348	$ 92,694	$ 107,851
Preferred Securities and Income Fund(1)	$ 737,537	$ 324,274	$ 445,276
Real Assets Fund(1)	$ 154,707	$ 244,764	$ 238,516
Real Estate Securities Fund(1)	$4,051,324	$3,501,836	$3,314,108
Realty Shares(1)	$3,041,839	$3,913,372	$4,782,537
Preferred Securities and Income SMA Shares(2)	N/A	N/A	N/A

(1)	The increase in brokerage commission levels was due to increased portfolio turnover and changes in fund assets.
(2)	Preferred Securities and Income SMA Shares commenced operations on March 1, 2019.
Of the amounts listed above, brokerage commission paid to brokers or dealers for providing third party and proprietary research and investment information were as follows:
	2018	2017	2016
Low Duration Preferred and Income Fund(1)	$ 14,329	$ 8,578	$ 2,744
Dividend Value Fund	$ 92,211	$ 92,636	$ 32,476
Global Infrastructure Fund	$ 96,496	$123,495	$ 124,545
Global Realty Shares(1)	$597,387	$264,279	$ 299,598
Institutional Realty Shares	$851,190	$946,105	$1,065,261
International Realty Fund	$418,487	$353,218	$ 458,228
MLP & Energy Opportunity Fund(1)	$100,329	$ 36,318	$ 36,687

	2018	2017	2016
Preferred Securities and Income Fund(1)	$ 443,434	$ 208,307	$ 267,480
Real Assets Fund	$ 71,075	$ 94,629	$ 89,311
Real Estate Securities Fund	$1,709,470	$1,553,066	$1,361,019
Realty Shares	$1,276,016	$1,745,120	$2,067,255
Preferred Securities and Income SMA Shares(2)	N/A	N/A	N/A

(1)	The increase in brokerage commission levels was due to increased portfolio turnover and changes in fund assets.
(2)	Preferred Securities and Income SMA Shares commenced operations on March 1, 2019.
As of the close of the fiscal year ended: (i) December 31, 2018 for each Fund other than Low Duration Preferred and Income Fund, Dividend Value Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2018 for Low Duration Preferred and Income Fund; (iii) February 28, 2018 for Dividend Value Fund; and (iv) November 30, 2018 for MLP & Energy Opportunity Fund, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, with the exception of Preferred Securities and Income Fund, Real Assets Fund, Dividend Value Fund and Low Duration Preferred and Income Fund.
As of December 31, 2018, Preferred Securities and Income Fund and Real Assets Fund held securities of their regular brokers or dealers or of their parents as follows:
Dollar Value of Securities Owned
Preferred Securities and Income Fund
Bank of America Corp.	$280,434,104
J.P. Morgan Chase & Co.	$188,573,683
Citigroup	$177,269,616
UBS	$164,838,436
Credit Suisse	$118,054,955
Morgan Stanley	$95,743,668
Goldman, Sachs & Co.	$26,265,097
Deutsche Bank	$9,680,462

Real Assets Fund
State Street Bank	$2,050,257
Citigroup	$332,350
Morgan Stanley	$306,101
Goldman, Sachs & Co.	$168,296
J.P. Morgan Chase & Co.	$99,550
As of February 28, 2018, Dividend Value Fund held securities of its regular brokers or dealers or of their parents as follows:
Dollar Value of Securities Owned
J.P. Morgan Chase & Co.	$4,039,843
Bank of America Corp.	$3,332,526
Wells Fargo & Co.	$2,922,136
Morgan Stanley	$1,797,010

As of April 30, 2018, Low Duration Preferred and Income Fund held securities of its regular brokers or dealers or of their parents as follows:
Dollar Value of Securities Owned
Citigroup	$38,561,264
Wells Fargo & Co.	$38,490,568
J.P. Morgan Chase & Co.	$29,258,006
Goldman, Sachs & Co.	$23,290,559
Morgan Stanley	$19,678,344
Barclays Capital Inc.	$14,820,668
Bank of America	$11,841,075
UBS AG	$10,859,573
For the fiscal years ended: (i) December 31, 2018 and 2017 for each Fund other than Low Duration Preferred and Income Fund, Dividend Value Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2018, 2017 and 2016 for Low Duration Preferred and Income Fund; (iii) February 28, 2018, February 28, 2017 and February 29, 2016 for Dividend Value Fund; and (iv) November 30, 2018, 2017 and 2016 for MLP & Energy Opportunity Fund, each Fund’s portfolio turnover rates were as follows:
	2018	2017	2016
Low Duration Preferred and Income Fund	34%	52%	40%
Dividend Value Fund	102%	70%	64%
Global Infrastructure Fund	56%	79%	89%
Global Realty Shares	76%	75%	104%
Institutional Realty Shares	68%	76%	79%
International Realty Fund	76%	67%	68%
MLP & Energy Opportunity Fund	75%	45%	59%
Preferred Securities and Income Fund	51%	36%	51%
Real Assets Fund	99%	124%	118%
Real Estate Securities Fund	75%	77%	83%
Realty Shares	63%	75%	78%
Preferred Securities and Income SMA Shares(1)	N/A	N/A	N/A

(1)	Preferred Securities and Income SMA Shares commenced operations on March 1, 2019.

Organization and Description of Capital Stock

Each Fund is a Maryland corporation that is authorized to issue shares of Common Stock, $.001 par value per share, in the following respective amounts:
Fund	Authorized Shares
Low Duration Preferred and Income Fund	1,400,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	200,000,000
Class R Shares	200,000,000
Class T Shares	200,000,000
Class Z Shares	200,000,000

Fund	Authorized Shares
Dividend Value Fund	400,000,000 shares
Class A Shares	50,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	150,000,000
Class R Shares	50,000,000
Class Z Shares	50,000,000
Global Infrastructure Fund	400,000,000 shares
Class A Shares	50,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	150,000,000
Class R Shares	50,000,000
Class Z Shares	50,000,000
Global Realty Shares	400,000,000 shares
Class A Shares	50,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	150,000,000
Class R Shares	50,000,000
Class Z Shares	50,000,000
Institutional Realty Shares	100,000,000 shares
International Realty Fund	1,800,000,000 shares
Class A Shares	250,000,000
Class C Shares	250,000,000
Class F Shares	250,000,000
Class I Shares	550,000,000
Class R Shares	250,000,000
Class Z Shares	250,000,000
MLP & Energy Opportunity Fund	1,400,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	400,000,000
Class R Shares	200,000,000
Class Z Shares	200,000,000
Preferred Securities and Income Fund	2,200,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	1,200,000,000
Class R Shares	200,000,000
Class Z Shares	200,000,000
Real Assets Fund	1,400,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	400,000,000
Class R Shares	200,000,000
Class Z Shares	200,000,000

Fund	Authorized Shares
Real Estate Securities Fund	850,000,000 shares
Class A Shares	100,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	550,000,000
Class R Shares	50,000,000
Class Z Shares	50,000,000
Realty Shares	200,000,000 shares
Preferred Securities and Income SMA Shares	100,000,000 shares
Low Duration Preferred and Income Fund and Dividend Value Fund are currently divided into seven classes designated as Class A Common Stock, Class C Common Stock, Class F Common Stock, Class I Common Stock, Class R Common Stock, Class T Common Stock and Class Z Common Stock, while MLP & Energy Opportunity Fund , Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Real Estate Securities Fund, Preferred Securities and Income Fund and Real Assets Fund is divided into six classes designated as Class A Common Stock, Class C Common Stock, Class F Common Stock, Class I Common Stock, Class R Common Stock and Class Z Common Stock (each of the foregoing Funds is a “Multiclass Fund” and collectively, are the “Multiclass Funds”). Class F Common Stock is currently only available for purchase in Preferred Securities and Income Fund and Real Estate Securities Fund. Class T Common Stock is currently not available for purchase in Low Duration Preferred and Income Fund.
Institutional Realty Shares, Realty Shares and Preferred Securities and Income SMA Shares each presently have one class of shares.
Each Fund shall, to the extent permitted by applicable law, have the right, at its option, at any time to redeem shares owned by any shareholder if its Board of Directors has determined that it is in the best interest of the Fund to redeem its shares. The Funds’ shares have no preemptive or conversion rights. With respect to the Multiclass Funds, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distributions and service fees, which may affect performance, and (ii) each class has exclusive voting rights on any matter submitted to shareholders that affects only that class, including any matter that relates to that class’ Distribution Plan or Distribution and Service Plan and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. With the exceptions noted above for Multiclass Funds, all shares of a Fund have equal voting, dividend, distribution and liquidation rights. All shares of the Funds, when duly issued, will be fully paid and non-assessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares outstanding can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description is subject to the provisions contained in each Fund’s Articles of Incorporation and By-Laws as amended and supplemented from time-to-time.
The Board of Directors is authorized to reclassify and issue any unissued shares of a Fund without shareholder approval. Accordingly, in the future, the Board of Directors may create additional series of shares with different investment objectives, policies or restrictions. Any issuance of shares of another class would be governed by the 1940 Act and Maryland law.

With respect to Cohen & Steers Real Assets Fund, Ltd., a wholly-owned subsidiary of Cohen & Steers Real Assets Fund, Inc., CT Corporation System, located at 111 Eighth Avenue, New York, NY 10011, serves as agent in the United States for service of process in any suit, action or proceeding before the Securities and Exchange Commission or any appropriate court.

Dealer Reallowances
(Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund Only)

With respect to the Multiclass Funds, except Preferred Securities and Income Fund and Low Duration Preferred and Income Fund, dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:
Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	None	None	1.00†
With respect to Preferred Securities and Income Fund only, dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:
Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	3.75%	3.90%	3.25%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	2.00%	2.04%	1.50%
$500,000 but less than $1 million	1.00%	1.01%	1.00%
$1 million or more	None	None	1.00†
With respect to Low Duration Preferred and Income Fund only, dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:
Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	2.00%	2.04%	1.75%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.25%	1.27%	1.00%
$500,000 or more	None	None	1.00†

With respect to Low Duration Preferred and Income Fund, dealers and financial advisors will receive a percentage of the initial sales charge on sales of Class T shares, when made available for purchase, as set forth below:
Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1 million	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.
†	See “Other Information.”
The Distributor receives for its services the difference between the applicable sales charges as a percentage of the offering price and the regular dealer reallowance as a percentage of the offering price.

Distribution Plan
(Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund Only)

Each Multiclass Fund, except Low Duration Preferred and Income Fund, has adopted a Distribution Plan and related agreements (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a distribution plan adopted by the investment company’s Board of Directors. Under the Distribution Plan, each Fund will pay to the Distributor, as compensation for acting as principal underwriter of a Fund’s shares and as reimbursement of the distribution expenses incurred therewith, a fee at annual rates not to exceed 0.25%, 0.75%, 0.50% and 0.25% of the average daily net assets of each Fund attributable to Class A shares, Class C shares, Class R shares and Class T shares (when Low Duration Preferred and Income Fund makes available for purchase), respectively. With respect to Class A shares, the Distributor may use such amounts to pay various distribution-related expenses, including (i) to make payments to brokers, financial institutions and other financial intermediaries (payee(s)) who have rendered distribution assistance, and (ii) for other expenses such as advertising costs, payments to internal wholesalers and the payment for printing and distribution of Prospectuses to prospective investors. With respect to Class R shares, the Distributor may also use such amounts to pay various shareholder service-related expenses, such as processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

Low Duration Preferred and Income Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution and Service Plan”) which allows the Fund to pay fees for the sale and distribution of its shares and for servicing of shareholder accounts. Under the Distribution and Service Plan, the Fund pays the Distributor a monthly distribution fee at an annual rate not to exceed 0.25%, 0.75% and 0.25% of the average daily net assets attributable to the Fund’s Class A, Class C and Class T shares (when Low Duration Preferred and Income Fund makes available for purchase), respectively, for the sale and distribution of its shares. Also under the Distribution and Service Plan, the Fund may pay the Distributor a monthly service fee at an annual rate of up to 0.10% and 0.25% of the average daily net assets attributable to the Fund’s Class A and Class C shares, respectively, for shareholder account service and maintenance. In addition, the Distribution and Service Plan provides that, for the sale and distribution of its shares and for shareholder account service and maintenance, the Fund pays the Distributor at an annual rate not to exceed 0.50% of the average daily net assets attributable to the Class R shares. The Distributor may use such amounts to pay various distribution-related expenses, including but not limited to: (i) payments to brokers, financial institutions and other financial intermediaries (payee(s)) who have rendered distribution assistance, and (ii) for other expenses such as advertising costs, payments to internal wholesalers and the payment for printing and distribution of Prospectuses to prospective investors. The Distributor may also use such amounts to pay various shareholder service-related expenses, such as processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.
The Class F, Class I and Class Z shares do not participate in the Distribution Plan or Distribution and Service Plan. In addition to the amounts required by the Distribution Plan or Distribution and Service Plan, the Distributor and/or the Advisor may, in their discretion, pay additional amounts from their own resources. The Board of Directors has determined that there is a reasonable likelihood the Distribution Plan or Distribution and Service Plan will benefit each Multiclass Fund and its Class A, Class C, Class R and Class T shareholders (when Low Duration Preferred and Income Fund makes available for purchase). The expected benefits include greater sales (for Class A, Class C, Class R and Class T shares (when Low Duration Preferred and Income Fund makes available for purchase)) and lower redemptions of each class of shares, which should allow each class to maintain a consistent cash flow.
For the fiscal years ended: (i) December 31, 2018 for each Fund other than Low Duration Preferred and Income Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2018 for Low Duration Preferred and Income Fund; (iii) February 28, 2018 for Dividend Value Fund; and (iv) November 30, 2018 for MLP & Energy Opportunity Fund, with respect to the Class A, Class C and Class R shares, each Multiclass Fund paid distribution services fees for expenditures under the Distribution Plan (the Distribution and Service Plan for Low Duration Preferred and Income Fund,

which allows the Fund to pay fees for the sale and distribution of its shares and for servicing of shareholder accounts) in the following aggregate amounts.
	Class A Shares	Class C Shares	Class R Shares	Class T Shares(1)
Low Duration Preferred and Income Fund	$ 240,396	$ 230,148	$ 2,644	N/A
Dividend Value Fund	$ 46,725	$ 159,129	$ 342	N/A
Global Infrastructure Fund	$ 79,035	$ 143,259	$ 355	N/A
Global Realty Shares	$ 184,269	$ 351,159	$ 1,912	N/A
International Realty Fund	$ 140,329	$ 231,169	$ 611	N/A
MLP & Energy Opportunity Fund	$ 36,905	$ 74,034	$ 4,092	N/A
Preferred Securities and Income Fund	$2,105,954	$5,705,163	$11,751	N/A
Real Assets Fund	$ 45,422	$ 44,648	$ 393	N/A
Real Estate Securities Fund	$1,330,007	$1,768,500	$51,116	N/A

(1)	Class T shares are not currently available for purchase.
Under the Distribution Plan and Distribution and Service Plan, the Treasurer for each Multiclass Fund reports quarterly to the Board of Directors the amounts paid under the Distribution Plan and the Distribution and Service Plan. During the continuance of the Distribution Plan and Distribution and Service Plan the selection and nomination of the Independent Directors are at the discretion of the Independent Directors currently in office. The Distribution Plan and Distribution and Service Plan may be terminated at any time by a vote of the shareholders or by vote of the Independent Directors. The Distribution Plan and Distribution and Service Plan and related agreements may be renewed from year to year if approved by a vote of the majority of the Board of Directors, and by the vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such renewal. The Distribution Plan and Distribution and Service Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Distribution Plan and Distribution and Service Plan must be approved by a vote of the Board of Directors and of the Independent Directors, cast in person at a meeting called for the purpose of such vote.
Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Fund may not exceed 0.75 of 1% per class. The 6.25% limitation applies to each class of a Multiclass Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Shareholder Services Plan

Each of the Multiclass Funds, except Low Duration Preferred and Income Fund, and Realty Shares have adopted a shareholder services plan, pursuant to which each Fund pays the Distributor a fee at an annual rate of up to 0.10% of the average daily net assets of each Fund’s Class A shares, up to 0.25% of the average daily net assets of each Fund’s Class C shares, up to 0.10% of the average daily net assets of Realty Shares and each other Fund’s Class I shares and up to 0.10% of the average daily net assets of each Fund’s Class T shares (when Low Duration Preferred and Income Fund makes available for purchase), for shareholder account service and maintenance. Low Duration Preferred and Income Fund has adopted a shareholder services plan for Class I shares pursuant to which the Fund pays the Distributor a fee at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class I shares and Class T shares (when Low Duration Preferred and Income Fund makes available for purchase), respectively, for shareholder account service and maintenance. As of April 30, 2015, the Distributor stopped receiving compensation for Class B shares under the Shareholder Services Plan and, on June 19, 2015, all outstanding Class B shares converted to Class A shares. Under these plans, each Fund or the Distributor may enter into agreements with qualified financial institutions to provide shareholder services (such as processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations) and the Distributor is responsible for payment to the financial institutions. Services provided may vary based on the services offered by your financial institution and the class of shares in which you invest.
For the fiscal year ended December 31, 2018, Realty Shares paid $4,022,920 for expenditures under the shareholder services plan. For the fiscal years ended: (i) December 31, 2018 for each Fund other than Low Duration Preferred and Income Fund, Dividend Value Fund, and MLP & Energy Opportunity Fund; (ii) April 30, 2018 for Low Duration Preferred and Income Fund; (iii) February 28, 2018 for Dividend Value Fund; and (iv) November 30, 2018 for MLP & Energy Opportunity Fund, each Fund paid fees for expenditures under the shareholder services plan, in the aggregate amount as follows:
	Class A Shares	Class C Shares	Class I Shares	Class T Shares(1)
Low Duration Preferred and Income Fund	$ 0	$ 0	$ 323,146	N/A
Dividend Value Fund	$ 18,690	$ 53,043	$ 90,257	N/A
Global Infrastructure Fund	$ 31,614	$ 47,753	$ 156,416	N/A
Global Realty Shares	$ 73,708	$ 117,053	$ 617,584	N/A
International Realty Fund	$ 56,132	$ 77,056	$ 385,456	N/A
MLP & Energy Opportunity Fund	$ 14,762	$ 24,678	$ 52,385	N/A
Preferred Securities and Income Fund	$842,382	$1,901,721	$2,969,095	N/A
Real Assets Fund	$ 15,574	$ 14,883	$ 88,748	N/A
Real Estate Securities Fund	$532,003	$ 589,500	$2,566,344	N/A

(1)	Class T shares are not currently available for purchase.
Under the shareholder services plans, each Fund’s Treasurer reports quarterly the amounts of the payments. During the continuance of the shareholder services plans the selection and nomination of the Independent Directors are at the discretion of the Independent Directors currently in office.

Other Information

The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries as compensation for distribution, administrative or other services (“Additional Payments”). In the case of Multiclass Funds, these Additional Payments are in addition to the compensation these intermediaries receive from sales commissions, distribution fees and shareholder service fees, as described in the Prospectuses of the Multiclass Funds. With respect to all Funds, these Additional Payments may take the form of, among other things, “due diligence” payments for an intermediary’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of a Fund on an intermediary’s list of mutual funds available for purchase by its customers; “marketing support” fees for providing assistance in promoting the sale of a Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; and fees for sub-accounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing fees and networking and sub-transfer agency fees paid by a Fund. The Additional Payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by a dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary. The Advisor and Distributor may from time to time pay additional cash or non-cash incentives to intermediaries in connection with the sale of shares of a Fund, subject to applicable FINRA rules. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers, to provide additional compensation to registered representatives who sell shares of a Fund. On some occasions, such cash or non-cash incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Such incentives may include payment for attendance at seminars or payment for occasional meals, sporting events, theater performances or comparable entertainment. Such dealers may elect to receive cash incentives of equivalent amount in lieu of such payments.
As of December 31, 2018, the top dealers and other financial intermediaries and/or their affiliates (which may include broker-dealers) that offered shares of a Fund and received Additional Payments, revenue sharing or similar distribution-related payments included: Charles Schwab, Fidelity, Merrill Lynch, Morgan Stanley, Wells Fargo, UBS, Pershing, MG Trust, Raymond James and Ameritrade.

Reducing the Initial Sales Charge on Class A Shares
(Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund Only)

As discussed in the Prospectus of each Multiclass Fund, the size of the total investment in Class A shares will affect your sales charge. Different financial intermediaries may charge different sales charges. More information on how you can reduce the initial sales charge on Class A shares is available below, from your financial intermediary and in the Appendix to each Fund’s Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries” (the “Appendix”).
Described below are several methods to reduce the applicable sales charge. In order to obtain a reduction in the sales charge, an investor must notify, at the time of purchase, his or her dealer, the Transfer Agent or the Distributor of the applicability of one of the following:
Rights of Aggregation. The size of the total investment applies to the total amount being invested by any “person,” which term includes an individual, his or her spouse and children under the age of 21, a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code) although more than one beneficiary is involved, or any U.S. bank or investment advisor purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time may combine these investments into a single transaction in order to reduce the applicable sales charge.
Rights of Accumulation. The Class A shares may be purchased at a reduced sales charge by a “person” (as defined above) who is already a shareholder of a Fund and/or a shareholder of other Cohen & Steers open-end funds that impose sales charges (“Eligible Funds”) by taking into account not only the amount then being invested, but also the current NAV of the shares of that Fund and other Eligible Funds already held by such person. If the current NAV of the qualifying shares already held plus the NAV of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, the investor must notify his or her dealer, the Transfer Agent or the Distributor at the time of purchase that he or she wishes to take advantage of such entitlement, and give the numbers of his or her account, and those accounts held in the name of his or her spouse or for a child, and the specific relationship of each such other person to the investor.
Letter of Intention. An investor may also qualify for a reduced sales charge by completing a Letter of Intention (the “Letter”) set forth in the Subscription Agreement attached to the Prospectus or on a separate form for this purpose which is available from the Funds. This enables the investor to aggregate purchases of shares of a Fund and other Eligible Funds during a 13-month period for purposes of calculating the applicable sales charge. All shares of a Fund and other Eligible Funds currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their NAV on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his or her dealer, the Transfer Agent or the Distributor that a Letter is on file along with all account numbers associated with the Letter.
The Letter is not a binding obligation on the investor. However, 5% of the amount specified in the Letter will be held in escrow, and if the investor’s purchases are less than the amount specified, the investor will be requested to remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter.
Sales at Net Asset Value. Class A shares of a Fund may be sold at NAV (i.e., without a sales charge) (i) to registered representatives or employees (and their immediate families) of authorized dealers, or to any trust, pension, profit-sharing or other benefit plan for only such persons, (ii) to banks or trust companies or their affiliates when the bank, trust company, or affiliate is authorized to make investment decisions on behalf of a client, (iii) to investment advisors and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) to clients of such investment advisors and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker, agent, investment advisor or financial institution, (v) to certain financial institutions and third-party recordkeepers and/or administrators who have agreements with the Distributor with respect to such purchases, and who buy shares for their accounts on behalf of investors in retirement plans and deferred compensation plans, and (vi) to financial intermediaries who are compensated by their clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or who have entered into an agreement with the Distributor to offer shares through a no-load network or platform, or through a self-directed investment brokerage account program that may or may not charge a transaction fee to its clients. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. Class A shares of the Fund may also be sold at NAV to current officers, directors and employees (and their immediate families) of a Fund, the Advisor and its affiliates, Distributor, employees (and their immediate families) of certain firms providing services to a Fund (such as the custodian and Transfer Agent), and to any trust, pension, profit-sharing or other benefit plan for only such persons. IRAs are not eligible to purchase Class A shares at NAV.

Reducing the Initial Sales Charge on Class T Shares
(Low Duration Preferred and Income Fund Only)

As discussed in the Prospectus of Low Duration Preferred and Income Fund, the size of the total investment in Class T shares (when made available for purchase) will affect your sales charge. Class T shares do not offer Rights of Aggregation, Rights of Accumulation, Letter of Intention, or sales at NAV Different financial intermediaries may charge different sales charges. More information on how you can reduce the initial sales charge on Class T shares is available from your financial intermediary and in the Appendix to Low Duration Preferred and Income Fund’s Prospectus.

Contingent Deferred Sales Charges
(Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund Only)

Class A Shares
With respect to purchases of $1,000,000 or more for each Multiclass Fund except Low Duration Preferred and Income Fund, and purchases of $500,000 or more for Low Duration Preferred and Income Fund, Class A shares redeemed on or before the one-year anniversary date of their purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under “Contingent Deferred Sales Charges—Class C Shares.” In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge.
Proceeds from the contingent deferred sales charge on Class A shares are paid to the Distributor and are used by the Distributor to defray expenses of the Distributor related to providing distribution-related services to a Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or financial intermediaries for selling Class A shares.

Class C Shares
Class C shares that are redeemed on or before the one-year anniversary date of their purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 ½, or (iii) that had been purchased by present or former Directors of a Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative. Different financial intermediaries may charge different sales charges. More information on how you can reduce your contingent deferred sales charge is available from your financial intermediary and in the Appendix to each Fund’s prospectus.
In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of any shares held longest during the time they are subject to the sales charge.
Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to a Fund in connection with the sale of the Class C shares, such as the payment of compensation to dealers and financial intermediaries for selling Class C shares and for providing shareholder services. The contingent deferred sales charge paid to the Distributor may exceed the amounts paid by the Distributor to dealers and financial intermediaries.
Automatic Conversion of Class C Shares
Except as otherwise noted, Class C shares of a Fund automatically convert to Class A shares of the same Fund on a monthly basis approximately 10 years after the original date of purchase (the “Conversion Date”), thus reducing future annual expenses. Conversions will take place based on the relative NAV of the two classes, without the imposition of any sales charge (including a CDSC), fee or other charge. Automatic conversions of Class C shares to Class A shares are expected to constitute a tax-free exchange for federal income tax purposes.
Class C shares of a Fund acquired through a reinvestment of dividends and distributions automatically convert to Class A shares of the same Fund on the Conversion Date for the Class C shares with respect to which they were acquired. For Class C shares of a Fund held through a financial intermediary, it is the financial intermediary’s (and not the Fund’s) responsibility to ensure that the investor is credited with the proper holding period. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. For example, the automatic conversion of Class C shares to Class A shares may not apply to shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares with a Fund in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
The Funds have no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth in the Appendix to each Fund’s Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries”. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of your Class C shares to Class A shares.

Class F, Class I, Class R, Class T and Class Z Shares
Class F, Class I, Class R, Class T (when Low Duration Preferred and Income Fund makes available for purchase) and Class Z shares are not subject to a contingent deferred sales charge. However, Class F shares are currently only available in Preferred Securities and Income Fund and Real Estate Securities Fund. Class T shares are currently not available for purchase. Please see the Prospectus of each Multiclass Fund for a further discussion of these share classes.

Fund Reorganizations
Shares of a Fund (Class A for Multiclass Funds) may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any contingent deferred sales charge or redemption fee will be waived in connection with the redemption of shares of a Fund if that Fund is combined with another Cohen & Steers mutual fund, or in connection with a similar reorganization transaction.

Signature Guarantees

In addition to the circumstances listed in that Fund’s Prospectus, a Multiclass Fund requires signature guarantees for the following:
1.  When shares are transferred to a new owner.
2.  When certificated (issued) shares are redeemed, exchanged or transferred.
3.  To establish any ACH service or to amend banking information on an existing ACH service.*
4.  When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established prior to the transaction request.

5.  When an address is updated on an account which has been coded “Do Not Mail” because mail has been returned as undeliverable. A mailing address and residential address must be provided.*
6.  For any other instance whereby a Fund or its transfer agent deems it necessary as a matter of prudence.

*	For items 3 and 5, a Signature Validation Program stamp (“SVP”) will be accepted from any member of the Securities Transfer Agent Medallion Signature Program (“STAMP”) in lieu of a medallion signature guarantee. When using SVP to change banking instructions, a shareholder must wait 30 days from the date of the change before redeeming shares to the newly updated bank file; however, using a STAMP 2000 Medallion signature guarantee will not cause such a delay.
Each Fund reserves the right to require that instructions for any other transactions be in writing, signed by all owners, and signature guaranteed.
A Fund will accept a signature guarantee from its principal underwriter, or any eligible guarantor institution (including any bank, savings association, credit union, exchange, or broker firm) that is a member of the STAMP, the New York Exchange Medallion Signature Program, or the Stock Exchanges Medallion Program. The surety bond coverage amount of the guarantee must equal or exceed the amount of the transaction or transactions that are being authorized. If more than one signature is required, each signature must be signature guaranteed. A Fund will not accept a signature guarantee that has been amended or limited in any way. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.
The signature guarantee requirements do not apply to transactions or instructions that are communicated to a Fund through NSCC Fund/SERV or Networking by broker-dealers or other financial institutions that have entered into a Fund/SERV or Networking Agreement with a Fund or a Fund’s agent. Broker-dealers and other institutions that process transactions through Fund/SERV or Networking are responsible for obtaining the permission of their clients to process such transactions and for ensuring that such transactions are processed properly. A Fund does not have any responsibility for obtaining any documentation from such financial institutions to demonstrate that their clients have authorized the transactions or instructions.
The signature guarantee policies of the Funds may be amended at any time without prior notice.

Purchases and Redemptions in-Kind

Purchases In-Kind. Each Fund may, at the sole discretion of the Advisor, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) be consistent with the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.
Redemptions In-Kind. The Fund may meet all or a portion of your redemption proceeds with readily marketable portfolio securities of the Fund transferred into your name (“in-kind”) in the following circumstances: (i) if the Advisor believes that stressed economic conditions exist or (ii) if the Advisor otherwise determines that meeting redemption requests by selling portfolio securities or using cash on hand would be detrimental to the best interests of the Fund and remaining shareholders.  The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash.
Each Fund has filed an election under Rule 18f-1 under the 1940 Act committing a Fund to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s NAV measured as of the beginning of such 90-day period.

Taxation

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund
Each Fund has elected or intends to elect to be treated as, and intends to qualify annually as, a regulated investment company (“RIC”) under the Code.
To qualify for the favorable U.S. federal income tax treatment generally accorded to a RIC, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain “qualified publicly traded partnerships” (as defined below); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other RICs and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships.
In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC.

However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (ii) above.
As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains.
A Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs.
In certain circumstances, it may be difficult for a Fund to meet the 90% gross income test and the diversification test described above. If a Fund were to fail to meet either of these tests, or the distribution test described above, the Fund could in some cases cure such failure, including in the case of a gross income test failure, by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of Fund shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely significantly reduce a Fund’s investment return to its shareholders.

If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of a shareholder’s Fund shares will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31), and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 (or November 30 or December 31 if a Fund is eligible to elect and so elects), and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or November 30, if a RIC makes the election referred to above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for purposes of the excise tax, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. Capital loss carryforwards will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. Each Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Distributions
Dividends paid out of a Fund’s current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to a U.S. shareholder as ordinary income.
Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in its investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gains and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income” which, when received by an individual, will be taxed at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.
In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income that is eligible for taxation at net capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Dividends paid by REITs will generally not qualify as qualified dividend income.
If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.
Pursuant to proposed regulations on which a Fund may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholders receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in a MLP will currently not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from a Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in a MLP.
Dividends received by corporate shareholders may qualify for the dividends-received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations (other than REITs) and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by a Fund is treated as a dividend. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
Dividends and distributions on Fund shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when a Fund’s NAV also reflects unrealized losses.
A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by that Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits in any taxable year will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of a Fund.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions.

Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of a Fund which a shareholder holds as a capital asset, including an exchange of shares in a Fund for shares of another Fund or another Cohen & Steers fund, such shareholder will generally realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. A shareholder who exchanges shares in a Fund for shares of another Fund or another Cohen & Steers fund will have a tax basis in the newly-acquired fund shares equal to the cost of such newly acquired shares, and will begin a new holding period for U.S. federal income tax purposes.
If a shareholder exchanges shares in a Fund held for not more than 90 days for shares in another Fund or another Cohen & Steers fund pursuant to a reinvestment right, the sales charge incurred in the purchase of the Fund shares exchanged may not be added to the tax basis in determining gain or loss for U.S. federal income tax purposes to the extent an otherwise applicable sales charge on the purchase of the newly-acquired shares is reduced pursuant to the reinvestment right. Instead, the sales charge for the exchanged fund shares shall be added to the cost basis of the newly-acquired shares for purposes of determining gain or loss on the disposition of such newly-acquired fund shares, if such newly-acquired fund shares are not disposed of in a similar exchange transaction within 90 days. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced

(including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.
Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.
If a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Significant penalties may be imposed upon a failure to comply with this requirement. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Medicare Tax on Net Investment Income
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Nature of Funds’ Investments
Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat Fund investments as producing income that is not qualifying income for purposes of the 90% gross income requirement, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) cause a Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the time at which a purchase or sale of stock or securities is deemed to occur, and (vii) adversely alter the characterization for U.S. federal income tax purposes of certain complex financial transactions.
The U.S. federal income tax treatment of certain Fund investments is unclear with respect to the timing and character of income recognized by a Fund. An adverse determination by the IRS could require a Fund to purchase or sell securities or to make additional distributions in order to comply with the tax rules applicable to RICs. Further, the application of the diversification, gross income and distribution requirements for treatment as a RIC under the Code can be unclear with respect to certain investments. As a result, there can be no assurance that each Fund will be able to maintain its status as a RIC.

debt obligations Purchased at a Discount
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the obligation during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. Although the application of Section 451 to the accrual of market discount is currently unclear, the Treasury and IRS have announced that they intend to issue proposed regulations that Section 451 does not apply to market discount. If Section 451 were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods a Fund elects.

If a Fund holds the foregoing kinds of securities or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

debt obligations Purchased at a Premium
Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk and High-Yield OBLIGATIONS
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Funds when, as and if they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as RICs and do not become subject to U.S. federal income or excise tax.

Options, Futures and Other Derivative and Hedging Transactions
In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock.

Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.
The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by a Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
In addition to the special rules described above, a Fund’s transactions in derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability so to qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Investment in non-U.S. Securities
Investment income and proceeds received by a Fund from sources within foreign countries may be subject to foreign taxes. The United States has entered into tax treaties with many foreign countries, which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid by the Fund. If the Fund is eligible to elect and so elects, (i) each shareholder will be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) each shareholder will be treated as having paid his or her pro rata share of such foreign taxes and will therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both), and (iii) for purposes of the foreign tax credit limitation rules of the Code, each shareholder will treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow through. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if the Fund is eligible to make such an election for a given year, it may determine not to do so. If the Fund is not eligible to or does not make such election, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund; in such case, such foreign taxes would nonetheless reduce the Fund’s taxable income. Each shareholder should consult his or her own tax adviser regarding the potential application of foreign tax credits.
The tax status of certain non-U.S. entities in which a Fund may invest is unclear; an adverse determination by the IRS could alter the timing and character of a Fund’s income from such investments, as well as the application of the income, diversification and distribution requirements for RIC qualification.

Foreign Currency Transactions
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income, receivables, expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the re-characterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Book/Tax Differences
Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to either qualify as a RIC that is accorded special tax treatment or to eliminate a Fund-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Real Estate Investment Trusts
Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. In such an event, to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Investments in Mortgage-Related Securities
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Investment by Tax-Exempt Shareholders” below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions not withstanding any exemption from such income tax otherwise available under the Code.

Investment in the Subsidiary
The Real Assets Fund’s ability to make direct and indirect investments in certain of the asset classes described herein, including but not limited to commodities and commodity-linked instruments, is limited by the Fund’s intention to qualify as a RIC under the Code and can bear on the Fund’s ability to qualify as such; if the Fund does not appropriately limit such investments or if such investments are re-characterized for U.S. tax purposes, the Fund’s status as a RICs may be jeopardized. The Fund’s investments in the Subsidiary are intended to provide additional exposure to commodities, gold and other precious metals while allowing the Fund to satisfy the requirements applicable to RICs. See also "Controlled Foreign Corporations" below.

Controlled Foreign Corporations
A U.S. person, such as a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The Real Assets Fund will be U.S. Shareholders and the Subsidiary will be a CFC; it is also possible that another Fund will be a U.S. Shareholder in a CFC. As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the Fund’s taxable year, whether or not such income is actually distributed by the CFC. Subpart F income generally includes, among other things, interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, it would be subject to taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to pay substantial taxes, penalties, and interest, and to make substantial distributions, in order to re-qualify for such special tax treatment.

Passive Foreign Investment Companies
Investments treated as equity investments for U.S. federal income tax purposes that a Fund makes in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Investments in Other Regulated Investment Companies
A Fund’s investments in shares of a mutual fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.
If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report to its shareholders a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.
If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report to its shareholders its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Investments in Master Limited Partnerships and Certain non-U.S. Entities
A Fund’s ability to make direct and indirect investments in MLPs and certain non-U.S. entities treated as pass-through entities or as transparent for U.S. income tax purposes is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are re-characterized for U.S. federal income tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, a Fund is permitted to have no more than 25% of the value of its total assets invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in qualified publicly traded partnerships, including MLPs.

Backup Withholding
A Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide that Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Investment by Tax-Exempt Investors
Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.
CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Foreign Shareholders
Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.
In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors. Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in real estate investment trusts (“REITs”) may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than 10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or

REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by a Fund would retain their character as gains realized from USRPIs in the hands of the Fund's foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund.
Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.
The Funds generally do not expect shares of a Fund to be considered USRPIs.
Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.
A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
The Funds no longer accept investments from investors with non-U.S. addresses as well as dealer-controlled accounts designated as foreign accounts (“Restricted Accounts”). Existing Restricted Accounts can remain in a Fund, but will be prohibited from making further investments into their accounts. U.S. Armed Forces and Diplomatic post office addresses abroad will be treated as U.S. addresses and are able to invest in the Fund. For more information, please call (800) 437-9912.

Shareholder Reporting with Respect to Foreign Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the required information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends. The IRS and Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above.
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Counsel and Independent Registered Public Accounting Firm

Ropes & Gray LLP, located at 1211 Avenue of the Americas, New York, NY 10036-8704, serves as counsel to each Fund. PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, has been appointed as the independent registered public accounting firm for each Fund.

Financial Statements

The audited financial statements for MLP & Energy Opportunity Fund for the fiscal year ended November 30, 2018 are incorporated by reference to this SAI from the Fund’s Annual Report dated November 30, 2018.
The audited financial statements for each of Global Infrastructure Fund, Global Realty Shares, Institutional Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Estate Securities Fund, Realty Shares and Real Assets Fund for the fiscal year ended December 31, 2018, are incorporated by reference to this SAI from each Fund’s Annual Report dated December 31, 2018.
The audited financial statements for Dividend Value Fund for the fiscal year ended February 28, 2018 are incorporated by reference to this SAI from the Fund’s Annual Report dated February 28, 2018.
The audited financial statements for Low Duration Preferred and Income Fund for the fiscal year ended April 30, 2018 are incorporated by reference to this SAI from the Fund’s Annual Report dated April 30, 2018.
The Preferred Securities and Income SMA Shares, Statement of Assets and Liabilities presented below has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Fund.
Cohen & Steers Preferred Securities and Income SMA Shares, Inc.
STATEMENT OF ASSETS AND LIABILITIES
January 8, 2019

ASSETS :

Cash	$ 100,000
NET ASSETS	$100,000

NET ASSETS applicable to 10,000 shares of $0.001 par value of common stock outstanding	$ 100,000

NET ASSETS consist of:
Paid-in capital	$ 100,000
$100,000
See accompanying notes to financial statement.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

Notes to Financial Statement
Note 1: Organization
Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 16, 2018 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified open-end management investment company. The Fund has been inactive since that date except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of common stock (“Shares”) under the Securities Act of 1933, and the sale of 10,000 shares for $100,000 to Cohen & Steers Capital Management, Inc. (the “Investment Advisor”). The proceeds of such Initial Shares in the Fund were held in cash. There are 100,000,000 shares of $0.001 par value common stock authorized.
Estimated organizational expenses of the Fund of approximately $25,000 incurred prior to the offering of the Fund’s shares will be absorbed by the Investment Advisor. It is currently estimated that the Investment Advisor will incur approximately $132,500 in offering costs. The Investment Advisor has agreed to absorb all offering costs.
Note 2: Accounting Policies
The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies. The preparation of the financial statement in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.
Note 3: Investment Advisory and Administration Agreements; Distribution and Shareholder Service Plans
The Investment Advisor serves as the Fund’s Investment Advisor pursuant to an Investment Advisory agreement (the Investment Advisory agreement). Under the terms of the Investment Advisory agreement, the Investment Advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.
For the services provided to the Fund, the Investment Advisor receives no investment advisory or other fees from the Fund, however, shares of the Fund are only offered to participants in separately managed account (“SMA”) programs (each, a “Program Participant”) who pay fees to program sponsors (each, a “Sponsor”) for the costs and expenses of the programs, including fees for investment advice, custody and portfolio execution, and to certain non-program SMA clients of the Advisor. This arrangement recognizes that the Investment Advisor will receive a fee through the separately managed account program, either directly or indirectly from the Sponsors or Program Participants and certain non-program SMA clients of the Advisor, for managed account advisory services that takes into account the value of any shares of the Fund held by SMA program accounts or non-program SMA clients of the Advisor. The Investment Advisor has contractually agreed to reimburse the Fund so that the total annual Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of

Directors) do not exceed 0.00%. This contractual agreement is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the Investment Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the Investment Advisor.
The Fund has entered into an administration agreement with the Investment Advisor under which the Investment Advisor performs certain administrative functions for the Fund. For its services under the administration agreement, the Advisor receives no fees from the Fund. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.
Note 4: Other
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholder of
Cohen & Steers Preferred Securities and Income SMA Shares, Inc.
Opinion on the Financial Statement
We have audited the accompanying statement of assets and liabilities of Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (the "Fund") as of January 8, 2019, including the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of January 8, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of this financial statement in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
January 18, 2019
We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

Appendix A

Proxy Voting Policies and Procedures for the Advisor, CNS Asia and CNS UK
A. Responsibility. The Advisor and the Subadvisors shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.
B. Rationalizing Management and Shareholder Concerns. The Advisor and the Subadvisors seek to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.
C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor and the Subadvisors seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.
In exercising voting rights, the Advisor and the Subadvisors follow the general principles set forth below.
•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.
•	In exercising voting rights, the Advisor and the Subadvisors shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.
•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.
•	In exercising voting rights on behalf of clients, the Advisor and the Subadvisors shall conduct itself in the same manner as if the Advisor and the Subadvisors were the beneficial owners of the securities.
•	To the extent reasonably possible, the Advisor and the Subadvisors shall participate in each shareholder voting opportunity.
•	Voting rights shall not automatically be exercised in favor of management-supported proposals.
•	The Advisor and the Subadvisors, and their respective officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.
Set forth below are general guidelines followed by the Advisor and the Subadvisors in exercising proxy voting rights:
Prudence. In making a proxy voting decision, the Advisor and the Subadvisors shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.
Third Party Views. While the Advisor and the Subadvisors may consider the views of third parties, the Advisor and the Subadvisors shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.
Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor and the Subadvisors shall consider both short-term and long-term views about a company’s business and prospects, especially in light of its projected holding period on the stock (e.g., the Advisor may discount long-term views on a short-term holding).
Voting for Director Nominees in Uncontested Elections
Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, the Advisor and the Subadvisors consider the following factors:
•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;
•	Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;
•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;
•	Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;
•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;
•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;
•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes;(1)
•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;
•	Whether the nominee (or the entire board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, risk oversight(2), or fiduciary responsibilities at the company; and
•	Actions related to a nominee’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

1 For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.
2 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or significant pledging of company stock in the aggregate by the officers and directors of a company.
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.
Majority Vote for Directors
The Advisor and the Subadvisors generally vote for proposals asking for the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.
Separation of Chairman and CEO
The Advisor and the Subadvisors generally vote for proposals to separate the CEO and chairman positions. The Advisor and the Subadvisors do recognize, however, that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.
Independent Chairman
The Advisor and the Subadvisors review on a case-by-case basis, proposals requiring the chairman’s position to be filled by an independent director, taking into account the company’s current board leadership and governance structure; company performance, and any other factors that may be relevant.
Lead Independent Directors
In cases where the CEO and chairman roles are combined or the chairman is not independent, the Advisor and the Subadvisors vote for the appointment of a lead independent director.
Board Independence
The Advisor and the Subadvisors believe that boards should have a majority of independent directors. Therefore, the Advisor and the Subadvisors vote for proposals that require the board to be comprised of a majority of independent directors.
Generally, the Advisor and the Subadvisors consider a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, the Advisor and the Subadvisors generally consider a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict, and has not been employed by the company in an executive capacity.
Board Size
The Advisor and the Subadvisors generally vote for proposals to limit the size of the board to 15 members or less.
Classified Boards
The Advisor and the Subadvisors generally vote in favor of shareholder proposals to declassify a board of directors. In voting on proposals to declassify a board of directors, the Advisor and the Subadvisors evaluate all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate or strategic decisions and (ii) the proposal is in the best interests of shareholders.
Independent Committees
The Advisor and the Subadvisors vote for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.
Non-Disclosure of Board Compensation
The Advisor and the Subadvisors generally vote against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, the Advisor and the Subadvisors recognize that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, the Advisor and the Subadvisors may vote for the nominees even if compensation is not disclosed.
Director and Officer Indemnification and Liability Protection
The Advisor and the Subadvisors vote in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the law of the jurisdiction of formation. The Advisor and the Subadvisors also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. The Advisor and the Subadvisors vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.
Compensation Proposals
Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.
The Advisor and the Subadvisors generally vote against in cases where there are an unacceptable under of problematic pay practices including:
•	Poor linkage between the executives’ pay and the company’s performance and profitability;
•	The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group;

•	A lack of proportionality in the plan relative to the company’s size and peer group.
Additional Disclosure on Executive and Director Pay. The Advisor and Subadvisors generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Frequency of Shareholder Votes on Executive Compensation. The Advisor and Subadvisors generally vote for annual shareholder advisory votes to approve executive compensation.
Golden Parachutes. In general, the Advisor and the Subadvisors vote against golden parachutes because they impede potential takeovers that shareholders should be free to consider. The Advisor and the Subadvisors oppose the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.
In the context of an acquisition, merger, consolidation, or proposed sale, the Advisor and the Subadvisors vote on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result to a vote against include:
•	Potentially excessive severance payments;
•	Agreements that include excessive excise tax gross-up provisions;
•	Single-trigger payments upon a Change in Control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;
•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or
•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:
•	Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company's estimated shareholder value transfer (SVT) in relation to peers, considering:
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
SVT based only on new shares requested plus shares remaining for future grants.
•	Plan Features:
Automatic single-triggered award vesting upon CIC;

Discretionary vesting authority;
Liberal share recycling on various award types; and
Minimum vesting period for grants made under the plan.
•	Grant Practices:
The company’s three year burn rate relative to its industry/market cap peers;
Vesting requirements for most recent CEO equity grants (3-year look-back);
The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;
The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
Whether the company maintains a claw-back policy; and
Whether the company has established post exercise/vesting share-holding requirements.
The Advisor and the Subadvisors generally vote against compensation plan proposals if the combination of factors indicates that the plan is not, overall, in the shareholders’ interest, or if any of the following apply:
•	Awards may vest in connection with a liberal CIC;
•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;
•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or
•	Any other plan features that are determined to have a significant negative impact on shareholder interests.
Transferable Stock Options. The Advisor and the Subadvisors evaluate on a case-by-case basis, proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor and the Subadvisors vote to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.
Employee Stock Purchase Plans. The Advisor and the Subadvisors vote for the approval of employee stock purchase plans, although the Advisor and the Subadvisors generally believe the discounted purchase price should not exceed 15% of the current market price.
401(k) Employee Benefit Plans. The Advisor and the Subadvisors vote for proposals to implement a 401(k) savings plan for employees.
Stock Ownership Requirements. The Advisor and the Subadvisors support proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.
Stock Holding Periods. The Advisor and the Subadvisors generally vote against proposals requiring executives to hold stock received upon option exercise for a specific period of time.
Recovery of Incentive Compensation. The Advisor and the Subadvisors generally vote for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.
Capital Structure Changes and Anti-Takeover Proposals
Increase to Authorized Shares. The Advisor and the Subadvisors generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).
Blank Check Preferred Stock. The Advisor and the Subadvisors generally vote against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. The Advisor and the Subadvisors may vote in favor of these proposals if the Advisor and the Subadvisors receive reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.
Pre-emptive Rights. The Advisor and the Subadvisors generally vote against the issuance of equity shares with pre-emptive rights. However, the Advisor and the Subadvisors may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking in to account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While the Advisor and the Subadvisors prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, the Advisor and the Subadvisors will approve issuance requests with pre-emptive rights.
Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure. The Advisor and the Subadvisors support the one-share, one-vote principle for voting.
Restructurings/Recapitalizations. The Advisor and the Subadvisors review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, the Advisor and the Subadvisors consider the following issues:
•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•	Change in control: will the transaction result in a change in control of the company?
•	Bankruptcy: generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
Share Repurchase Programs. The Advisor and the Subadvisors generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

The Advisor and the Subadvisors will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.
Targeted Share Placements. The Advisor and the Subadvisors vote these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.
Shareholder Rights Plans. The Advisor and the Subadvisors review on a case-by-case basis, proposals to ratify shareholder rights plans taking into consideration the length of the plan.
Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, the Advisor and the Subadvisors review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.
Voting on State Takeover Statutes. The Advisor and the Subadvisors review on a case-by-case basis, proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these shareholder proposals, the Advisor and the Subadvisors take into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.
Mergers and Corporate Restructurings
Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.
The Advisor and the Subadvisors vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.
Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor and the Subadvisors generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.
Spin-offs. The Advisor and the Subadvisors evaluate spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Asset Sales. The Advisor and the Subadvisors evaluate asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. The Advisor and the Subadvisors evaluate liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.
Ratification of Auditors
The Advisor and the Subadvisors generally vote for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:
•	an auditor has a financial interest in or association with the company, and is therefore not independent;
•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;
•	the auditors are being changed without explanation; or
•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set in local best practice recommendations or law.
Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.
Auditor Rotation
The Advisor and the Subadvisors evaluate auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.
Auditor Indemnification
The Advisor and the Subadvisors generally vote against auditor indemnification and limitation of liability. However, the Advisor and the Subadvisors recognize there may be situations where indemnification and limitations on liability may be appropriate.
Shareholder Access and Voting Proposals
Proxy Access. The Advisor and the Subadvisors review proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. The Advisor and the Subadvisors generally support proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.
Bylaw Amendments. The Advisor and the Subadvisors vote on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, the

Advisor and Subadvisors generally support proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.
Reimbursement of Proxy Solicitation Expenses. In the absence of compelling reasons, the Advisor and the Subadvisors will generally not support such proposals.
Shareholder Ability to Call Special Meetings. The Advisor and the Subadvisorsvote on a case-by-case basis on shareholder proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.
Shareholder Ability to Act by Written Consent. The Advisor and the Subadvisors generally vote against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.
Shareholder Ability to Alter the Size of the Board. The Advisor and the Subadvisors generally vote for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While the Advisor and the Subadvisors recognize the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.
Cumulative Voting. Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a corporation. However, the Advisor and the Subadvisors acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, the Advisor and the Subadvisors evaluate all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.
Supermajority Vote Requirements. The Advisor and the Subadvisors generally support proposals that seek to lower supermajority voting requirements.
Confidential Voting. The Advisor and the Subadvisors vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that the dissident groups honor its confidential voting policy in the case of proxy contests.
The Advisor and the Subadvisors also vote for management proposals to adopt confidential voting.
Date/Location of Meeting. The Advisor and the Subadvisors vote against shareholder proposals to change the date or location of the shareholders’ meeting.
Adjourn Meeting if Votes are Insufficient. The Advisor and the Subadvisors generally vote against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Advisor and the Subadvisors vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
Environmental and Social proposals
The Advisor and the Subadvisors believe that well-managed companies should be evaluating and assessing how environmental and social matters may enhance or protect shareholder value. However, because of the diverse nature of environmental and social proposals, we evaluate these proposals on a case-by-case basis. The principles guiding the evaluation of these proposals are whether implementation of a proposal is likely to enhance or protect shareholder value and whether a proposal can be implemented at a reasonable cost.
Environmental Proposals (SP). The Advisors and Subadvisors acknowledge that environmental considerations can pose significant investment risks and opportunities. Therefore, we generally vote in favor of proposals requesting a company disclose information that will aid in the determination of shareholder value creation or destruction, taking into consideration the following factors:
•	Whether the issues presented have already been effectively dealt with through governmental regulation or legislation;
•	Whether the disclosure is available to shareholders from the company or from a publicly available source; and
•	Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Social Proposals (SP). The Advisors and Subadvisors believe board and workforce diversity are beneficial t the decision-making process and can enhance long-term profitability. Therefore, we generally vote in favor of proposals that seek to increase board and workforce diversity. We vote all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.
Miscellaneous Proposals
Bundled Proposals. The Advisor and the Subadvisors review on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, the Advisor and the Subadvisors examine the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, the Advisor and the Subadvisors vote against the proposals. If the combined effect is positive, the Advisor and the Subadvisors support such proposals. In the case of bundled director proposals, the Advisor and the Subadvisors will vote for the entire slate only if the Advisor and the Subadvisors would have otherwise voted for each director on an individual basis.
Other Business. Cohen & Steers generally vote against proposals to approve other business where the Advisor and the Subadvisors cannot determine the exact nature of the proposal(s) to be voted on.

Appendix B

Rating Categories
The following is a description of certain ratings assigned by Standard & Poor (“S&P”), Moody’s and Fitch Ratings (“Fitch”).
S&P
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
•	likelihood of payment;
•	capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	nature of and provisions of the obligation, and the promise we impute;
•	protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within any stated grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Municipal Short-Term Note Ratings Definitions
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:
•	amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
Moody’s
Long-Term Obligation Ratings and Definitions
Moody’s long-term obligation ratings are opinions of the relative credit risk of financial income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
Obligations rated “B” are considered speculative and are subject to high credit risk.
Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.
Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch
Corporate Finance Obligations—Long-Term Rating Scales
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.
The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity’s issuer rating.
AAA: Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk: Default is a real possibility.
CC: Very high levels of credit risk: Default of some kind appears probable.

C: Exceptionally high levels of credit risk: Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:
•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted default: “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
•	the selective payment default on a specific class or currency of debt;
•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
•	execution of a distressed debt exchange on one or more material financial obligations.
D: Default: “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “B.”

Structured, Project & Public Finance Obligations—Long-Term Rating Scales
Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.
AAA: Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B: Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Exceptionally high levels of credit risk: “C” indicates that default appears imminent or inevitable.
D: Default. Indicates a default. Default generally is defined as one of the following:
•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
•	the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
Highest short-term credit quality: “F1” indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
Good short-term credit quality: “F2” indicates good intrinsic capacity for timely payment of financial commitments.
Fair short-term credit quality: “F3” indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
Speculative short-term credit quality: “B” indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
High short-term default risk: “C” indicates that default is a real possibility.
Restricted default: “RD” indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.
Default: “D” indicates a broad-based default event for an entity, or the default of a short-term obligation.

MULTIFDSAI-0519

PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)	(i) Articles of Incorporation(1)

(ii) Articles of Amendment, dated April 20, 2010(2)

(iii) Articles Supplementary, dated December 13, 2016(3)

(iv) Articles Supplementary, dated February 6, 2017(3)

(v) Articles Supplementary, dated June 13, 2017(4)

(vi) Articles Supplementary, dated April 26, 2019(*)

(b)	By-laws(1)

(c)	The rights of security holders are defined in the Registrant’s Articles of Incorporation (Article FIFTH and Article EIGHTH) filed as Exhibit (a) to this Registration Statement and the Registrant’s By-Laws (Article II and Article VI) filed as Exhibit (b) to this Registration Statement.

(d)	(i) Form of Investment Advisory Agreement(2)

(ii) Amendment to Investment Advisory Agreement(*)

(e)	Form of Distribution Agreement(2)

(f)	Not applicable

(g)	Form of Custodian Agreement and Inclusion Letter(2)

(h)	(i) Amended & Restated Administration Agreement(4)

(ii) Administration Agreement between the Fund and State Street Bank and Trust Company and Inclusion Letter(2)

(iii) Form of Transfer Agency and Service Agreement(2)

(iv) Amended Fee Waiver Agreement, dated June 30, 2018(*)

(v) Amended Fee Waiver Agreement, dated April 30, 2019(*)

(vi) Amended Shareholder Services Plan(*)

(i)	Opinion and Consent of Venable LLP(3)

(j)	Consent of Independent Registered Public Accounting Firm(*)

(k)	Not applicable

(l)	Form of Investment Representation Letter(2)

(m)	Amended Distribution and Service Plan(*)

(n)	Amended Multiple-Class Plan(*)

(p)	Code of Ethics, amended March 2018(4)

(1)

Incorporated by reference from Registrant’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”) on February 23, 2010 (Accession No. 0001193125-10-037709).

(2)	Incorporated by reference from Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the Commission on April 28, 2010 (Accession No. 0001193125-10-09602).
(3)	Incorporated by reference from Registrant’s Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A filed with the Commission on March 31, 2017 (Accession No. 0001193125-17-106820).
(4)

Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A filed with the Commission on April 27, 2018 (Accession Number 0001193125-18-139301).

*	Filed herewith.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 30.	INDEMNIFICATION

It is the Registrant’s policy to indemnify its directors and officers to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article EIGHTH of Registrant’s Articles of Incorporation, filed as Exhibit (a) to Pre-Effective Amendment No. 1 to the Registrant’s initial Registration Statement filed on February 23, 2010, and Article VIII, of the Registrant’s By-Laws, filed as Exhibit (b) to the Registrant’s Initial Registration Statement filed February 23, 2010. The liability of the Registrant’s directors and officers is dealt with in Article EIGHTH of Registrant’s Articles of Incorporation and Article VIII, Section 1 through Section 6, of the Registrant’s By-Laws. The liability of Cohen & Steers Capital Management, Inc. in its capacity as the Registrant’s Investment Advisor (the “Advisor”), for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Agreement, filed as Exhibit (d) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on April 28, 2010. The liability of Cohen & Steers Capital Management, Inc., in its capacity as the Registrant’s administrator, for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the Amended & Restated Administration Agreement, filed as Exhibit (h)(i) to this Post-Effective Amendment No. 19 to Registrant’s Registration Statement. The liability of Cohen & Steers Securities, LLC, the Registrant’s distributor, for any loss suffered by the Registrant or its shareholders is set forth in Section 8 of the Distribution Agreement filed as Exhibit (e) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on April 28, 2010.

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTION OF INVESTMENT ADVISOR

This information is set forth under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement.

The following is a list of the directors and officers of the Advisor. Unless otherwise indicated, none of the persons listed below has had other business connections of a substantial nature during the past two fiscal years other than as stated in the Prospectus forming Part A of this Registration Statement or in response to Item 32(b) below.

Name	Title	Other Business/Position Held/Dates
Robert H. Steers	Chief Executive Officer, Director	*

Joseph M. Harvey	President	*

Adam M. Derechin	Executive Vice President and Chief Operating Officer	*

Matthew S. Stadler	Executive Vice President and Chief Financial Officer	*

Francis C. Poli	Executive Vice President, General Counsel	Quantum Sphere, Inc., Board of Directors, 2006 - January 2017

Douglas R. Bond	Executive Vice President	*

Stephen Dunn	Executive Vice President	*

Jon Cheigh	Executive Vice President	*

Thomas Bohjalian	Executive Vice President	*

Todd Glickson	Executive Vice President	*

William F. Scapell	Executive Vice President, Director of Fixed-Income Investments	*

James Giallanza	Executive Vice President	*

Michele Nolty	Executive Vice President	*

David Edlin	Executive Vice President	*

Lisa Phelan	Executive Vice President and Director of Compliance	*

Gerios Rovers	Executive Director	*

Benjamin Morton	Executive Vice President	*

Matthew Pace	Executive Vice President	*

Robert Becker	Senior Vice President	*

Erin Berry	Senior Vice President	*

Vincent Childers	Senior Vice President	*

Leonard Geiger	Senior Vice President	*

Marc Haynes	Senior Vice President	*

Takeshi Itai	Senior Vice President	*

William Leung	Senior Vice President	*

Daniel Longmuir	Senior Vice President	*

Christopher Parliman	Senior Vice President	*

Mark Smith-Lyons	Senior Vice President	*

Yigal Jhirad	Senior Vice President	*

Christopher Henderson	Senior Vice President	*

James McAdams	Senior Vice President	*

Nicholas Koutsoftas	Senior Vice President	*

Elena Dulik	Senior Vice President	*

Benjamin Ross	Senior Vice President	*

Rogier Quirijns	Senior Vice President	*

Michael Penn	Senior Vice President	*

Martha Shapiro	Senior Vice President	*

Adam Johnson	Senior Vice President	*

Matthew Karcic	Senior Vice President	*

Deborah Benzel	Senior Vice President	*

Kim Spellman	Senior Vice President	*

Elaine Zaharis-Nikas	Senior Vice President	*

Name	Title	Other Business/Position Held/Dates

Jason Yablon	Senior Vice President	*

Anton Chan	Senior Vice President	*

Charles Wenzel	Senior Vice President	*

Stephen Kenneally	Senior Vice President, Executive Director	*

Michelle Butler	Senior Vice President	*

Neil Bloom	Senior Vice President	*

Michael Loftus	Senior Vice President	*

Kevin Lotti	Senior Vice President	*

Ronald Pucillo	Senior Vice President	*

Ted Valenti	Senior Vice President	*

Emily Conte	Senior Vice President	*

William Alstrin	Senior Vice President	*

Brian Meta	Senior Vice President	*

Christopher Rhine	Senior Vice President	*

Amy Duling	Senior Vice President	*

James Cahill	Senior Vice President	*

Brian Cordes	Senior Vice President	*

Michael Gutch	Senior Vice President	*

Dennis Rothe	Senior Vice President	*

Austin Fagan	Senior Vice President	*

Christopher Barrett	Senior Vice President	*

Evan Serton	Senior Vice President	*

Pascal Van Garderen	Senior Vice President	*

Adam Collins	Senior Vice President	*

Mary Ruth Newman	Senior Vice President	*

Jeffrey Nye	Senior Vice President	*

Andrew Humble	Senior Vice President	*

Ken Nomakuchi	Senior Vice President	*

Mary Humphrey	Senior Vice President	*

Jason Johnson	Senior Vice President	*

Michael Nolan	Senior Vice President	*

Alexander Sharfran	Senior Vice President	*

Jason Williams	Senior Vice President	*

Laurel Durkay	Senior Vice President	*

Robert Demert	Senior Vice President	*

Tyler Rosenlicht	Senior Vice President	*

James Shields	Senior Vice President	*

Dana DeVivo	Senior Vice President	*

Albert Laskaj	Senior Vice President	*

Michael Graveline	Senior Vice President	*

Matthew Kirschner	Senior Vice President	*

Jerome Dorost	Senior Vice President	*

Brian Heller	Senior Vice President

Michael Hart	Vice President	*

Humberto Medina	Vice President	*

William Formosa	Vice President	*

Kevin Rochefort	Vice President	*

Janine Seto-Moy	Vice President	*

Robert Kastoff	Vice President	*

Name	Title	Other Business/Position Held/Dates

Leon Ko	Vice President	*

Steve Lam	Vice President	*

Michael McGarry	Vice President	*

Sharanya Mitchell	Vice President	*

Stephen Quan	Vice President	*

Michael Schell	Vice President	*

Joseph Handelman	Vice President	*

Brian Judy	Vice President	*

Ryan McLean	Vice President	*

Danielle Brown	Vice President	*

Margaret Mo	Vice President	*

Kathleen Craig	Vice President	*

Christopher Gasta	Vice President	*

Jacob Hagerty	Vice President	*

Elizabeth Heisler	Vice President	*

Ryan Johann	Vice President	*

Brandon Brown	Vice President	*

Kristen Choi	Vice President	*

Quynh Dang	Vice President	*

Kenneth Dougherty	Vice President	*

Dane Garrood	Vice President	*

Anatoliy Cheravach	Vice President	*

Matthew McAvoy	Vice President	*

Damien Porras	Vice President	*

Yue Zhang	Vice President	*

William Cheng	Vice President	*

John Murphy	Vice President	*

Jonathan Beshel	Vice President	*

Lorraine Tutovic	Vice President	*

Masami Kim	Vice President	*

Mark Blake	Vice President	*

Jonathan Brailey	Vice President	*

Keith Caswell	Vice President	*

Colleen Cleary	Vice President	*

Grace Ding	Vice President	*

Daniel Hafford	Vice President	*

Raquel McLean	Vice President	*

Jarrett Mellman	Vice President	*

Bradley Sanderson	Vice President	*

Daniel Tyshovnytsky	Vice President	*

Jason Vinikoor	Vice President	*

Christian Rusu	Vice President	*

David Fossella	Vice President	*

Wincheng Lin	Vice President	*

Marcel Miu	Vice President	*

David Moonasar	Vice President	*

Israel Mordowitz	Vice President	*

Kendra Noonan	Vice President	*

Brian Casey	Vice President	*

Jessen Fahey	Vice President	*

Name	Title	Other Business/Position Held/Dates

Steven Grise	Vice President	*

Kelly Lam	Vice President	*

Bernie Menachery	Vice President	*

Michele Meyer	Vice President	*

Diana Noto	Vice President	*

Alec Overby	Vice President	*

Saagar Parikh	Vice President	*

Anthony Puma	Vice President	*

Hideya Sakai	Vice President	*

Arun Sharma	Vice President	*

Christina Smith	Vice President	*

Sarah Guinta	Vice President	*

Brendan Walters	Vice President	*

Jan Willem Van Kranenburg	Vice President	*

Michiru Wisely	Vice President	*

Dany Smith	Vice President	*

Regina Vaitzman	Vice President	*

Ryan Mednick	Vice President	*

Myra Mercado	Vice President	*

Nicholas Hibbins	Vice President	*

Matthew Darwin	Vice President	*

Siyu Dong	Vice President	*

Jiyang Zhang	Vice President	*

Susan Barberi	Vice President	*

Ronald Chielli	Vice President	*

ITEM 32.	PRINCIPAL UNDERWRITERS

(a) Cohen & Steers Securities, LLC. is the principal underwriter for the Registrant. The names of each investment company (in addition to the Registrant) for which Cohen & Steers Securities, LLC acts as principal underwriter are:

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers International Realty Fund, Inc.

Cohen & Steers Global Realty Shares, Inc.

Cohen & Steers Real Assets Fund, Inc.

Cohen & Steers Real Estate Securities Fund, Inc.

Cohen & Steers Realty Shares, Inc.

Cohen & Steers Global Infrastructure Fund, Inc.

Cohen & Steers MLP & Energy Opportunity Fund, Inc.

Cohen & Steers Dividend Value Fund. Inc.

Cohen & Steers Low Duration Preferred and Income Fund, Inc.

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

(b) The following are directors and officers of Cohen & Steers Securities, LLC. The principal address of these persons is 280 Park Avenue, New York, NY 10017.

Name	Position and Offices with Distributor	Position and Offices with Registrant
Robert H. Steers	Vice President	Chairman and Director

Joseph M. Harvey	None	Director

Adam M. Derechin	Vice President	President and Chief Executive Officer

Francis C. Poli	President and Chief Legal Officer	Assistant Secretary

Stephen Dunn	Vice President	None

David Edlin	Vice President	None

Dana A. DeVivo	Secretary	Secretary & Chief Legal Officer

Adam Johnson	Assistant Secretary	None

Matthew Stadler	Chief Financial Officer and Treasurer	None

James McAdams	Assistant Treasurer	None

Lisa D. Phelan	Vice President	Chief Compliance Officer

(c) Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Sub-Administrator and Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, NY 10017.

ITEM 34.	MANAGEMENT SERVICES

Not applicable.

ITEM 35.	UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of April, 2019.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

By:	/s/ ADAM M. DERECHIN
Adam M. Derechin
President and CEO

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE		TITLE	DATE

By:	/s/ ADAM M. DERECHIN (ADAM M. DERECHIN)	President and Chief Executive Officer (Principal Executive Officer)	April 30, 2019
By:	/s/ JAMES GIALLANZA (JAMES GIALLANZA)	Chief Financial Officer (Principal Financial Officer)	April 30, 2019
	* (ROBERT H. STEERS)	Chairman and Director	April 30, 2019
	* (JOSEPH M. HARVEY)	Director	April 30, 2019
	* (MICHAEL G. CLARK)	Director	April 30, 2019
	* (DEAN A. JUNKANS)	Director	April 30, 2019
	* (GEORGE GROSSMAN)	Director	April 30, 2019
	* (GERALD J. MAGINNIS)	Director	April 30, 2019
	* (JANE F. MAGPIONG)	Director	April 30, 2019
	* (DAPHNE L. RICHARDS)	Director	April 30, 2019
	* (C. EDWARD WARD, JR.)	Director	April 30, 2019

*By:	/s/ DANA A. DEVIVO Dana A. DeVivo ATTORNEY-IN-FACT		April 30, 2019